Exhibit 10.2

AGREEMENT FOR PURCHASE AND SALE AND LEASE OF PROPERTY

AND ESCROW INSTRUCTIONS

BY AND BETWEEN

ST JOHN KNITS, INC.

AND

JOHN R. SAUNDERS TRUST

FOR

17522, 17572, 17622, 17632 ARMSTRONG

IRVINE, CALIFORNIA

AGREEMENT FOR PURCHASE AND SALE AND LEASE OF PROPERTY

AND ESCROW INSTRUCTIONS

THIS AGREEMENT FOR PURCHASE AND SALE AND LEASE OF PROPERTY AND ESCROW INSTRUCTIONS (this “Agreement”) is made as of June 11, 2004 (the “Execution Date”), by and between St. John Knits, Inc., a California corporation (“SELLER”), and JOHN R. SAUNDERS TRUST under declaration of trust dated July 14, 1987 (“BUYER”), based upon the following facts:

R E C I T A L S

A. SELLER is the owner of (i) the Real Property (as hereinafter defined), and (ii) the Personal Property (as hereinafter defined), all as more particularly described below. The Real Property and the Personal Property are referred to collectively in this Agreement as the “Property.”

B. BUYER desires to purchase the Property from SELLER and then lease the Property back to SELLER and SELLER is willing to sell the Property to BUYER and then lease the Property back from BUYER, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the above-referenced facts, the mutual promises contained below and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, SELLER and BUYER agree as follows:

ARTICLE I

AGREEMENT AND PURCHASE PRICE

1.1 Purchase and Sale of the Property. SELLER hereby agrees to sell, transfer and assign all of its interest in the Property to BUYER, and BUYER hereby agrees to purchase same from SELLER, upon the terms and conditions set forth in this Agreement.

(a) For purposes of this Agreement, “Real Property” shall mean:

(i) all that certain land located at 17522, 17572, 17622 and 17632 Armstrong Avenue, in the City of Irvine (the “City”), County of Orange (the “County”), California, consisting of an aggregate of approximately 9.25 acres (provided that nothing herein shall be deemed a representation or warranty as to the actual acreage of such land) (collectively, the “Land”), as more particularly described and/or depicted on Exhibit “A” attached hereto;

(ii) all of SELLER’s right, title and interest in and to all rights, privileges and easements appurtenant to and for the benefit of the Land, and SELLER’s interest in any rights-of-way and appurtenances used in connection with the use and enjoyment of the Land or the Improvements (as hereinafter defined); and

(iii) all buildings, structures and other improvements located on the Land, including without limitation, the four (4) buildings located on the Land containing an aggregate of approximately 178,372 rentable square feet (provided that nothing herein shall be deemed a representation or warranty as to the actual rentable square feet of such buildings), together with all driveways, walkways and parking areas on the Land (collectively, the “Improvements”).

(b) For purposes of this Agreement, “Personal Property” shall mean:

(i) all the tangible personal property owned by SELLER and listed on Exhibit “B” attached hereto, if any, and all the Materials (as defined in Section 2.2); and

(ii) all intangible personal property (other than cash or accounts) owned by SELLER and directly relating to the Real Property, including all development rights, titles, interests, privileges and appurtenances, to the extent that SELLER has the right and power to transfer/assign the foregoing without material cost to SELLER and without the consent of third parties; but not including any agreements pertaining to service, maintenance, management or operation of the Property or any business licenses, permits, certificates, guarantees or warranties that relate solely to SELLER’s business operated at the Real Property or that relate to

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matters that are SELLER’s obligation under the Leases (as hereinafter defined), all of which shall remain with SELLER through the expiration of the Leases, at which time, at BUYER’s option, SELLER shall assign to BUYER, to the extent that SELLER has the right and power to do so without cost to SELLER and without the consent of third parties, all such licenses, permits, certificates, guarantees and warranties; provided, however, that all licenses, permits and certificates, if any, applicable to the Property or any of the Improvements thereon and that do not relate solely to SELLER’s business operations at the Real Property shall be assigned to BUYER at the Closing, to the extent that SELLER has the right and power to do so without material cost to SELLER and without the consent of third parties.

1.2 Purchase Price. The purchase price for the Property to be paid to SELLER by BUYER (the “Purchase Price”) shall be Twenty-Three Million Nine Hundred Sixty Thousand Dollars ($23,960,000); provided, however, that if BUYER exercises the Second Extension Option as described in Section 4.2, below, the Purchase Price shall automatically increase by One Hundred Thousand Dollars ($100,000) to Twenty-Four Million Sixty Thousand Dollars ($24,060,000).

1.3 Terms of Payment. BUYER’s payment of the Purchase Price shall be accomplished as follows:

(a) Deposit. SELLER acknowledges that BUYER has previously delivered to SELLER a deposit check in the amount of Two Hundred Thousand ($200,000) (the “Deposit”) made out to Escrow Holder (as defined in Section 4.1). Concurrently with the full execution of this Agreement, SELLER shall deliver to Escrow Holder the executed Agreement and the Deposit on BUYER’s behalf. Escrow Holder shall immediately cash the Deposit check and upon receipt of the Deposit funds release the $200,000 Deposit funds to SELLER. If BUYER exercises the First Extension Option pursuant to Section 4.2, below, the term “Deposit” shall be deemed to include the First Extension Deposit delivered by BUYER as described in Section 4.2. If BUYER exercises the Second Extension Option pursuant to Section 4.2, below, the term “Deposit” shall be deemed to also include the Second Extension Deposit delivered by BUYER as described in Section 4.2. The Deposit shall not bear interest and may be commingled with other funds of SELLER. The Deposit shall be applied to the Purchase Price if the Closing occurs and otherwise shall be non-refundable and retained by SELLER as liquidated damages if the Closing fails to occur for any reason other than (i) SELLER’s default under this Agreement beyond applicable notice and cure periods, (ii) the failure of an express condition precedent to the Closing for BUYER’s benefit as set forth in Sections 3.1, 4.4 and 4.7 of this Agreement, or (iii) BUYER’s proper termination of this Agreement pursuant to Sections 2.1 or 5.3.

(b) Balance. The balance of the Purchase Price (plus BUYER’s share of closing costs and prorations) shall be deposited by BUYER into the Escrow, by cash (certified or bank cashier’s check made payable to Escrow Holder) or by wire transfer of immediately available federal funds, prior to the Closing (as defined in Section 4.2), in a time sufficient to allow the Closing to timely occur.

1.4 Grant Deed. SELLER’s conveyance of the Real Property shall be made by a grant deed substantially in the form attached hereto as Exhibit “C”, subject to the Permitted Exceptions (as defined in Section 2.1) (the “Grant Deed”).

1.5 General Assignment. SELLER’s assignment of the Personal Property shall be by a general assignment in the form attached hereto as Exhibit “D” (the “General Assignment”).

ARTICLE II

BUYER’S INVESTIGATION OF THE PROPERTY

2.1 Title Reports. BUYER acknowledges receipt of those certain Commitments for Title Insurance, Order Nos. NCS-93356-SA1, NCS-97901-SA1, NCS-97903-SA1, each dated for reference purposes only as of May 28, 2004, and NCS-97906-SA1, dated for reference purposes only as of June 1, 2004 (collectively, the “Title Reports”) issued by First American Title Insurance Company (the “Title Company”), purporting to disclose the condition of title to the Real Property, together with complete and legible copies of all documents of record referenced therein as exceptions. BUYER hereby approves all matters that are disclosed in the Title Reports and all matters shown on the Surveys dated June 2, 2004 and the Survey dated April 13, 2004 prepared by Valley Consultants, Inc./Clarence M. Butler (the “Surveys”), copies

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of which have been provided to and approved by BUYER, and the form of Reciprocal Easement Agreement attached hereto as Exhibit F (the “REA”); provided, however, that SELLER hereby agrees to remove (by endorsement or otherwise) prior to the Closing exceptions 11 and 12 of NCS-93356-SA1, exceptions 10 and 11 of NCS-97901-SA1 and NCS-97903-SA1, and exception 9 of NCS-97906-SA1. If the Title Company issues any supplements to the Title Reports during the period of the Escrow, BUYER shall have until five (5) business days following delivery of the supplement to disapprove in writing any exception contained therein and not caused or created by BUYER and not disclosed in the Title Reports or prior supplement thereto or in any of the underlying documents or Surveys. BUYER shall exercise its rights of approval over supplemental matters under this Section 2.1 reasonably and in good faith and shall not disapprove of an exception or matter disclosed by a supplement to the Title Reports that will not materially interfere with BUYER’s use, operation, enjoyment, purchase money financing or disposition of the Property. If BUYER fails to disapprove an exception in writing within the time period specified above, the exception or matter shall be deemed to have irrevocably waived its right to disapprove such exception or matter pursuant to the remainder of this Section 2.1. If BUYER disapproves of a supplemental exception as permitted above, SELLER shall have five (5) days after receipt of BUYER’s written disapproval (such period, the “Title Cure Notice Period”) to inform BUYER in writing whether or not SELLER will cause the disapproved exception(s) or matter(s) to be removed from the Title Reports or insured over on or before the Closing Date. If SELLER does not so inform BUYER that SELLER will cause the removal of or insure over the disapproved exception(s) or matter(s), and such exception(s) or matter(s) will materially interfere with BUYER’s use, operation, enjoyment, purchase money financing or disposition of the Property, BUYER shall have the right to terminate this Agreement in writing, on or before five (5) days after the expiration of the Title Cure Notice Period, and SELLER shall promptly return the Deposit to BUYER once BUYER has returned to SELLER all of the Materials, and, if such termination right is not exercised within such five (5) day period, BUYER shall be deemed to have irrevocably waived its right to terminate this Agreement in relation to the disapproved exception(s) or matter(s). In the event the Title Company issues any supplement to the Title Reports without sufficient time to permit completion of the approval/objection procedure set forth herein prior to the Closing, then the Closing shall be extended for the amount of time necessary to complete the above-described approval/objection procedure. BUYER acknowledges that SELLER shall not be obligated to remove any exceptions to title except as provided in this Section 2.1. All conditions, exceptions and matters shown in the Title Reports and Surveys and any matters in any supplement thereto not disapproved by BUYER or as to which BUYER is deemed to have waived its disapproval or termination right, together with the Leases; the lien of non-delinquent real and personal property taxes and assessments; and the rights of vendors and holders of security interests on personal property installed upon the Property, and such other exceptions as BUYER may consent to in writing shall be considered to be “Permitted Exceptions” acceptable to BUYER in all respects. BUYER acknowledges and agrees that nothing in this Agreement shall be construed as a warranty or representation by SELLER concerning SELLER’s title to the Property, and SELLER makes no such warranty or representation, and BUYER will be relying solely upon the Title Policy (as defined in Section 4.7) and BUYER’s own investigations respecting the condition of title to the Property.

2.2 Property Investigation.

(a) Continuing Access to Property. Upon the Opening of Escrow (as hereinafter defined), BUYER shall have the right, at BUYER’s sole expense and risk and subject to SELLER’s reasonable security restrictions, to have its representatives, employees, contractors and agents enter upon the Real Property, at reasonable times after giving at least twenty-four (24) hours’ oral or written notice to SELLER, to conduct any and all tests, inspections and studies as BUYER may deem necessary and desirable, provided that: (i) such activities shall not impair or interfere with the current use, operation and maintenance of the Real Property (and in that regard, BUYER acknowledges that SELLER is currently using and occupying the Real Property for conducting its St. John Knits business which includes, among other things, corporate headquarters, offices, design, research and development, manufacturing, assembly, sales, warehousing and distribution); (ii) at SELLER’s option, any such entry shall be in the company of SELLER’s representative; (iii) BUYER shall be responsible for any damage caused thereby to any person, property or to the Property; (iv) BUYER shall not contact any federal, state or local governmental agency with respect to any such tests, inspections or studies (except as required by law or court order); (v) BUYER shall keep any information generated during or as a result of its tests, inspections and studies strictly confidential, unless disclosure is required by law or court

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order (in which case BUYER shall notify SELLER of such compulsory disclosure at least seven (7) days prior thereto), and shall not disclose any such information to any third party, other than BUYER’s employees, agents and consultants who have agreed not to disclose any such information (and BUYER hereby assumes all liability for any disclosure by its employees, agents and consultants in violation of this provision), without the prior approval of SELLER, which approval shall be given or withheld in SELLER’s sole and absolute discretion; and (vi) if the Closing does not occur, all data, notes, documents and reports (including all copies thereof) generated during any of the tests, inspections or studies shall be promptly delivered by BUYER to SELLER at no cost to SELLER. Notwithstanding the foregoing, BUYER may not perform any borings or other invasive testing on the Real Property without SELLER’s prior written consent, which consent shall not be unreasonably withheld, provided that: (A) the proposed scope of the invasive testing will not interfere with ongoing monitoring or remediation activities at the Real Property; (B) SELLER shall have the right to receive all data generated by such testing (at no cost to SELLER), to meet with BUYER’s consultant upon prior reasonable notice, to receive (at no cost to SELLER) copies of any report provided by BUYER’s consultant, and to take and analyze such split samples as SELLER may request; and (C) clauses (i) through (vi) above shall apply to any such testing. BUYER shall indemnify, defend and hold harmless SELLER from any and all losses, damages, costs, liabilities and expenses, including, without limitation, attorneys’ fees, disbursements and court costs incurred by SELLER, due to any act or omission of BUYER or BUYER’s agents, representatives, contractors or subcontractors during any of their entries on the Property, whether prior to or after the Execution Date. BUYER shall cause to be maintained commercial general liability insurance covering each such entry, which insurance may be obtained by BUYER or the contractor or other party making such entry. Such insurance shall provide coverage for such entry in the amount of not less than $2,000,000 for injury or death to any number of persons in any one accident or occurrence, shall name SELLER as an additional insured and shall be issued by an insurance company reasonably acceptable to SELLER. BUYER shall deliver to SELLER certificates of insurance evidencing BUYER’s compliance with the insurance provisions of this Section 2.2(a) prior to making any entry upon the Real Property.

(b) Review of Documents. From and after the Execution Date, SELLER shall make available to BUYER, for BUYER’s review, copies of all non-proprietary, non-confidential, non-privileged written materials and documents directly pertaining to the Property that are in SELLER’s possession and control, including (if any): all plans, drawings and specifications respecting the Improvements; all environmental studies and reports, soils reports, geotechnical, engineering and architectural studies, surveys, maps and similar data respecting the Property; books, records and files regarding the Property; service, maintenance, management, leases, occupancy and other agreements pertaining to the operation of the Property; all licenses, permits, approvals, guarantees, warranties, certificates of occupancy and building inspection approvals respecting the Property; and the most recent tax bills and utility bills respecting the Property (collectively, the “Materials”). If BUYER learns of a document pertaining to the Property that is not in SELLER’s possession or control, then upon BUYER’s written request for such item SELLER will request a copy of the document from the party holding it, provided BUYER pays in advance to SELLER all costs to be incurred in obtaining the document. SELLER agrees to reasonably cooperate and use diligent efforts to obtain the cooperation of its consultants, agents and employees in obtaining any additional information regarding the Property reasonably requested by BUYER; provided, however, that such cooperation shall not require SELLER to incur any out-of-pocket costs. BUYER agrees that the Closing shall not be impeded or delayed, as the result of BUYER’S obtaining, failure to obtain or delay in obtaining any Materials or other documents, unless caused by a material default by SELLER of its obligations set forth in this Section 2.2(b).

2.3 Buyer’s Approval of Property. Notwithstanding BUYER’s rights of inspection, investigation and review as set forth above, BUYER acknowledges and agrees that there are no economic, feasibility, physical, environmental, financing or other contingencies to BUYER’s obligations under this Agreement. Accordingly, if BUYER is dissatisfied with the results of any of BUYER’s tests, inspections, studies, reviews of documents or the like relating to the Property, BUYER shall nevertheless be obligated to proceed with the Closing pursuant to the terms of this Agreement, and BUYER waives any right to terminate this Agreement as a result of its due diligence inspection, investigation or review except as specifically set forth in Section 2.1, above.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 SELLER’s Representations and Warranties. SELLER makes the representations and warranties set forth in this Section as of the date of this Agreement. SELLER’s allowing the Closing to occur shall constitute additional representations and warranties that the representations and warranties set forth in this Section remain true and correct as of the Closing, except as may be disclosed in writing by SELLER to BUYER prior to the Closing. The truth and accuracy of the representations and warranties made in this Section shall constitute a condition to the Closing solely for BUYER’s benefit. As used herein, the phrase “to SELLER’s actual knowledge” shall mean to the present, personal, subjective knowledge of Joe Joffrion, in-house legal counsel for SELLER, and Scott Bidinger, facilities manager of SELLER, with no investigation or inquiry and no duty or obligation to investigate or inquire, and shall exclude any matters disclosed by the Title Reports or any of the Materials. To SELLER’s actual knowledge, Joe Joffrion and Scott Biddinger would be the persons, collectively, most likely to have knowledge regarding the matters represented below were any person to have such knowledge.

(a) Authority. SELLER is a corporation duly formed, validly existing and in good standing under the laws of California, is authorized to do business in the State of California, has duly authorized the execution and performance of this Agreement and such execution and performance will not violate any term of its charter or other organizational documents or any other agreement to which it is a party.

(b) Condemnation. To SELLER’s actual knowledge, there is no pending or threatened condemnation against the Property.

(c) No Notice of Violation. SELLER has not received from any governmental agency any notice of violation by SELLER that is still outstanding that would materially affect the operation, ownership, or use of the Property.

(d) No Default. To SELLER’s actual knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any breach of the terms of, conditions of, or constitute a default under, any instrument or obligation by which SELLER is bound, or violate any order, writ, injunction or decree of any court in any litigation to which SELLER is a party.

(e) No Litigation. To SELLER’s actual knowledge, there is no pending litigation against the Property and, to SELLER’s actual knowledge, there is no litigation threatened in writing against the Property.

(f) Bankruptcy. No petition in bankruptcy (volunteer or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws is pending against or contemplated by SELLER.

(g) Binding Effect. This Agreement constitutes a legal, valid and binding obligation of SELLER enforceable against SELLER in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights and general equitable principles.

3.2 BUYER’s Representations and Warranties. BUYER makes the representations and warranties set forth in this Section as of the date of this Agreement. BUYER’s allowing the Closing to occur shall constitute additional representations and warranties that the representations and warranties set forth in this Section remain true and correct as of the Closing, except as may be disclosed in writing by BUYER to SELLER prior to the Closing. The truth and accuracy of the representations and warranties made in this Section shall constitute a condition to the Closing solely for SELLER’s benefit.

(a) No Default. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any breach of the terms of, conditions of, or constitute a default under, any instrument or obligation by which BUYER is bound, or violate any order, writ, injunction or decree of any court in any litigation to which BUYER is a party.

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(b) Bankruptcy. No petition in bankruptcy (volunteer or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under federal or state bankruptcy laws is pending against or contemplated by BUYER.

(c) Authority. BUYER is duly formed, validly existing and in good standing under the laws of California, has duly authorized the execution and performance of this Agreement and such execution and performance will not violate any term of its organizational documents or any other agreement to which BUYER is a party.

(d) Binding Effect. This Agreement constitutes a legal, valid and binding obligation of BUYER enforceable against BUYER in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting the enforcement of creditors’ rights and general equitable principles.

(e) Own Account. BUYER is acquiring the Property for its own account and not with a view to any public sale or distribution thereof and BUYER does not intend to sell, offer for sale or syndicate securities or fractional interests in BUYER in connection with the purchase of the Property, provided however, nothing herein shall be construed or applied to prohibit or otherwise limit BUYER’s right to dispose of all or any portion of BUYER’s interest in the Property in compliance with all applicable law and the Leases, after the Closing. BUYER hereby represents that it shall not market or attempt to resell the Property prior to the Closing.

3.3 Limitation on Enforcement of Rights. The representations and warranties of SELLER set forth in Section 3.1 and the representations and warranties of BUYER set forth in Section 3.2 shall survive the Closing for a period of twelve (12) months. If either party has actual knowledge (as used herein, the phrase “actual knowledge” as applied to BUYER shall mean the present, personal, subjective knowledge of John Saunders, with no investigation or inquiry and no duty or obligation to investigate or inquire) of any breach of any representation or warranty of the other party prior to the Closing and fails to notify that party thereof in reasonable detail and in writing prior to the Closing, the party with knowledge of such breach shall be deemed to have waived any such breach and shall thereafter be estopped from bringing any action with respect to such breach. However, nothing herein or elsewhere in this Agreement shall limit BUYER’s or SELLER’s rights or obligations under the Leases.

3.4 “As-Is” Purchase; Environmental Matters; Waiver and Release.

(a) As-Is. BUYER represents, warrants, acknowledges and agrees that, except for the express representations and warranties of SELLER set forth in Section 3.1, SELLER has not made, does not make and specifically negates and disclaims any representations, warranties, promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (i) value of the Property; (ii) the suitability of the Property for any and all activities and uses which BUYER may conduct therefrom or thereon, (iii) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property; (iv) the manner, quality, state of repair or lack of repair of the Property; (v) the nature, quality or condition of the Property, including, without limitation, the water, soil and geology; (vi) the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body; (vii) the manner or quality of the construction or materials, if any, incorporated into the Property; (viii) the resources to be derived from the Property or the availability of water or other resources to the Property; (ix) compliance with any environmental protection, pollution or property use laws, rules, regulations, orders or requirements, including but not limited to, the Federal Water Pollution Control Act, the Federal Resource Conservation and Recovery Act, the U.S. Environmental Protection Agency Regulations at 40 C.F.R., Part 261, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resources Conservation and Recovery Act of 1976, the Clean Water Act, the Safe Drinking Water Act, the Hazardous Substances Transportation Act, the Toxic Substance Control Act, and regulations promulgated under any of the foregoing; (x) the presence or absence of hazardous materials or underground storage tanks at, on, under, or adjacent to the Property; (xi) the content, completeness or accuracy of any materials, documents, title reports or other documents or reports regarding the Property; (xii) the conformity of any improvements to any plans or specifications for the Property, including any plans and specifications that may have been or may be provided to BUYER; (xiii) the conformity of the

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Property to past, current or future applicable zoning or other requirements; (xiv) deficiency of any undershoring; (xv) the fact that all or any part of the Property is or may be in any flood plain or flood area; (xvi) deficiency of any drainage; (xvii) the fact that all or a portion of the Property may be located on or near an earthquake fault line or special geological zone; (xviii) the existence of vested land use, zoning or building entitlements affecting the Property; (xix) any claims, causes of action or demands by adjoining land owners; (xx) the impact of, or ability to amend, any easements or other documents referenced in the Title Reports or other title reports for the Property; (xxi) the availability of any insurance coverage for any aspect of the Property or any improvement thereon; or (xxii) with respect to any other matter, including any and all such matters referenced, discussed or disclosed in any documents delivered by SELLER to BUYER, in any public records of any governmental agency or entity or utility company, or in any other documents available to BUYER. BUYER further acknowledges and agrees that having been given the opportunity to inspect the Property and conduct tests thereon and review information and documentation affecting the Property, BUYER is relying solely on its own investigation of the Property and review of such information and documentation, and not on any information provided or to be provided by SELLER except for the express representations and warranties of SELLER set forth in Section 3.1. BUYER further acknowledges and agrees that any information made available to BUYER or provided or to be provided by or on behalf of SELLER with respect to the Property was obtained from a variety of sources and that SELLER has not made any investigation or verification of such information and makes no representations as to the accuracy or completeness of such information. BUYER fully and irrevocably releases all such sources of information and preparers of information and documentation to the extent such sources or preparers are SELLER or its agents, officers, directors, shareholders, servants, attorneys, affiliates, successors or assigns (collectively, the “Seller Parties”) from any and all claims that they may now have or hereafter acquire against such sources and preparers of information for any costs, loss, liability, damage, expense, demand, action or cause of action arising from such information or documentation. SELLER is not liable or bound in any manner by any oral or written statements, representations or information pertaining to the Property, or the operation thereof, furnished by any of the foregoing entities and individuals or any other individual or entity except for the express representations and warranties of SELLER set forth in Section 3.1. BUYER further acknowledges and agrees that the sale of the Property as provided for herein is made on an “AS-IS” condition and basis WITH ALL FAULTS, and that SELLER has no obligation to make repairs, replacements or improvements to any portion of the Property.

(b) Environmental Matters. SELLER shall have no indemnification obligations, at law or in equity, expressed or implied, for any costs or liabilities arising out of or related to the presence, discharge, treatment, recycling, storage, use, transportation, generation, disposal, migration or release of any Hazardous Substances on, in, under or from the Property (including, without limitation, all facilities, improvements, structures and equipment thereon and soil and groundwater thereunder). Any information, reports, statements, documents or records (collectively “Disclosures”) provided or made to BUYER or its consultants by SELLER, its agents, employees or contractors concerning the environmental or other condition of the Property shall not be representations or warranties except for the express representations and warranties of SELLER set forth in Section 3.1. BUYER shall not rely on such Disclosures and, instead, shall rely only on its own, and its consultants’ inspection of the Property. Except for the express representations and warranties of SELLER set forth in Section 3.1, any Disclosures made by SELLER shall be made solely for SELLER’s own benefit to facilitate any assessment process. BUYER agrees that any demolition, clean-up or remedial measures taken by or on behalf of BUYER with regard to the Property, or the soil or groundwater thereunder, including any measure addressing environmental conditions of the Property, or the soil or the groundwater thereunder, prior to and after the Closing, shall be in accord with all applicable federal, state and local laws and regulations and done in an environmentally sound manner. BUYER hereby acknowledges receipt of that certain Environmental Site Assessment prepared by Leighton Consulting, Inc. dated July 15, 2003, as amended by letter dated October 17, 2003 (collectively, the “Phase I”) and the environmental indemnification provisions of the following purchase agreements: (a) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and SELLER dated March 12, 1996, and (b) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between SELLER and Baxter Healthcare Corporation dated January 15, 1996 (collectively, the “Prior Purchase Agreements”). Section 25359.7 of the California Health and Safety Code requires owners of nonresidential property who know or have reasonable cause to believe that a release of a Hazardous Substance has come to be located on or beneath the real property to provide written

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notice of that condition to the buyer of said real property. There is a likelihood that one or more releases of Hazardous Substances may have come to be located on or beneath the Real Property, including the release(s) of such Hazardous Substances described in the Phase I and the Prior Purchase Agreements. By execution of this Agreement, BUYER (i) acknowledges its receipt of the foregoing notice pursuant to Section 25359.7 of the California Health and Safety Code and that it is aware of the benefits conferred to BUYER by Section 1542 of the California Civil Code and the risks BUYER assumes by waiving its rights thereunder, (ii) is fully aware of the matters described in the Phase I, a copy of which BUYER has received and reviewed, and (iii) after receiving the advice of its legal counsel, waives any and all rights or remedies whatsoever, express or implied, which BUYER may have against SELLER, including remedies for actual damages under Section 25359.7 of the California Health and Safety Code, arising out of or resulting from any unknown, unforeseen or unanticipated presence or releases of hazardous substances or other Hazardous Substances from, under or on the Real Property. The provisions of this paragraph shall survive the Closing. BUYER hereby releases SELLER from any liability, claim or damage caused by any of the foregoing matters. The provisions of this Section shall not limit or be deemed to limit any other disclaimers, releases, limitations on liability or indemnities contained in this Agreement

(c) Waiver and Release. Except for a breach by SELLER of a representation or warranty specifically made by SELLER in this Agreement, BUYER and anyone claiming by, through or under BUYER hereby fully and irrevocably releases SELLER and the Seller Parties from any and all claims that it may now have or hereafter acquire against SELLER or the Seller Parties, and all persons, firms, corporations and organizations acting in its or their behalf for any costs, loss, liability, damage, expenses, demand, action or cause of action arising from or related to any defects, errors, omissions or other conditions, latent or otherwise, including environmental matters, affecting the Property, or any portion thereof, including, without limitation, under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601, et seq., as amended and/or the provisions of California Health and Safety Code Section 25100, et seq., as amended, or under any other provision of federal, state or local law, which BUYER had, has or may have, based upon the past, present or future presence, discharge, treatment, recycling, use, migration, storage, generation, release or transportation to or from the Property of any Hazardous Substances or the environmental condition of the Property (including, without limitation, all facilities, improvements, structures and equipment thereon and soil and groundwater thereon). BUYER acknowledges that unknown, unsuspected and/or undiscoverable Hazardous Substances may hereafter be discovered on or about the Property, and BUYER knowingly releases SELLER from any and all liability related thereto. This release includes claims of which BUYER is presently unaware or which BUYER does not presently suspect to exist which, if known by BUYER, would materially affect BUYER’s release of SELLER. BUYER hereby agrees, represents and warrants that the matters related herein are not limited to matters which are known, disclosed, suspected or foreseeable, and BUYER hereby waives any and all rights and benefits which it now has, or in the future may have, conferred upon BUYER by virtue of the provisions of Section 1542 of the California Civil Code, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASES, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

BUYER and SELLER specifically acknowledge and agree that each of the foregoing provisions has been specifically negotiated and approved by BUYER and SELLER, that each party has fully read the foregoing, has had an opportunity to discuss all of the foregoing with legal counsel of its choosing and fully understands the legal and practical effect of the foregoing. BUYER’s representations, warranties and agreements set forth in this Section 3.4 shall survive the Closing.

ARTICLE IV

ESCROW

4.1 Opening of Escrow. Immediately after execution of this Agreement by SELLER and BUYER, SELLER and BUYER shall open an escrow (the “Escrow”) with First American Title Insurance Company, 2 First American Way, Santa Ana, California 92707 Attention: Toni Rice-Groetsch (“Escrow Holder”) by delivering a fully executed copy of this Agreement and the

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Deposit check to Escrow Holder. Escrow Holder will execute copies of this Agreement and return fully executed copies hereof to BUYER and SELLER, and shall release the Deposit funds to SELLER when Escrow has opened. Escrow shall be deemed open upon Escrow Holder’s execution hereof (the “Opening of Escrow”). In addition, the parties agree to be bound by Escrow Holder’s standard escrow general provisions (subject to any revisions thereto mutually agreed upon by the parties). In the event of any discrepancy between this Agreement and such general provisions, the provisions of this Agreement shall prevail.

4.2 Closing of Escrow; Extension Options. Provided all conditions to the Closing have been satisfied or waived in writing by the benefited party, the delivery of funds and recordation of documents to be completed by Escrow Holder pursuant to Section 4.6 (the “Closing” or the “close of Escrow”) shall occur on or before that date which is thirty-five (35) days after the Opening of Escrow (the “Closing Date”); provided, however, that (i) BUYER shall have the right to extend the Closing Date by one (1) period of ten (10) days (the “First Extension Option”) by delivering to Escrow Holder a non-refundable $100,000 extension fee deposit (the “First Extension Deposit”) in the form of a certified or bank cashier’s check made payable to Escrow Holder (or a wire transfer of immediately available federal funds), on or before the thirty-fifth (35th) day after the Opening of Escrow, which First Extension Deposit shall thereupon become part of the Deposit described in Section 1.3(a), above, shall be immediately released by Escrow Holder to SELLER, and shall be held by SELLER and applied or otherwise disposed of as described in Section 1.3(a); and (ii) if BUYER has made the First Extension Deposit, BUYER shall have the right to extend the Closing Date by one (1) additional period of thirty (30) days (the “Second Extension Option”) by delivering to Escrow Holder a non-refundable Two Hundred Thousand Dollar ($200,000) extension fee deposit (the “Second Extension Deposit”), in the form of a certified or bank cashier’s check made payable to Escrow Holder (or a wire transfer of immediately available federal funds) on or before the forty-second (42nd) day after the Opening of Esrow, which Second Extension Deposit shall thereupon become part of the Deposit described in Section 1.3(a), above, shall be immediately released by Escrow Holder to SELLER, and shall be held by SELLER and applied or otherwise disposed of as described in Section 1.3(a); and (iii) if the Closing Date is scheduled to occur on or before the 15th day of a month, SELLER shall have the right to extend the Closing Date, by notice to BUYER and Escrow Holder, to any business day after such 15th day and prior to the end of such month. If the Escrow does not close by the Closing Date for any reason, Escrow Holder shall continue to comply with the instructions contained herein until a written demand for cancellation of the Escrow has been made by the non-defaulting party or, if neither party is in default, the party for whose benefit any unfulfilled and unwaived condition to the Closing has been created. Escrow Holder shall notify the other party of any such demand and shall immediately cancel the Escrow without any further instructions from any party and return the Deposit to BUYER if BUYER is entitled thereto or release the Deposit to SELLER if SELLER is entitled thereto.

4.3 Deliveries by BUYER Prior to the Closing. As a condition to the Closing for SELLER’s benefit, prior to the Closing BUYER shall deposit or cause to be deposited with Escrow Holder all of the following:

(a) Prior to the Closing Date, and in a time sufficient to allow the Closing to occur on the Closing Date, in immediately available funds, the full portion of the Purchase Price, less the Deposit amount released to SELLER pursuant to Section 1.3, and the amount of costs and prorations payable by BUYER pursuant to Section 4.5;

(b) A counterpart of the 1099 Designation, as described in Section 4.9, properly executed by BUYER;

(c) Two (2) counterparts of each of the Leases, as described in Section 5.6, properly executed by BUYER;

(d) Two (2) counterparts of each of the Memoranda of Lease, as described in Section 5.6, properly executed by BUYER;

(e) Two (2) counterparts of each of the SNDA’s, as described in Section 5.6, properly executed by BUYER and BUYER’s lender;

(f) All such other documents and instruments as may be reasonably required of BUYER by Escrow Holder to allow the Closing to occur.

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4.4 Deliveries by SELLER Prior to the Closing. As a condition to the Closing for BUYER’s benefit, prior to the Closing SELLER shall deposit or cause to be deposited with Escrow Holder all of the following:

(a) The Grant Deed, as described in Section 1.4, properly executed and acknowledged by SELLER and in recordable form;

(b) The General Assignment, as described in Section 1.5, properly executed by SELLER;

(c) A certification as to the nonforeign status of SELLER for federal tax withholding purposes, completed and executed by SELLER, and a Withholding Exemption Certificate on California Franchise Tax Board Form 593-W, properly executed by SELLER

(d) A counterpart of the 1099 Designation, as described in Section 4.9, properly executed by SELLER;

(e) Two (2) counterparts of each of the Leases, as described in Section 5.6, properly executed by SELLER;

(f) Two (2) counterparts of each of the Memoranda of Lease, as described in Section 5.6, properly executed by SELLER;

(g) Two (2) counterparts of each of the SNDA’s, as described in Section 5.6, properly executed by SELLER;

(h) A copy of the REA, executed by SELLER; and

(i) All such other documents and instruments as may be reasonably required of SELLER by Escrow Holder to allow the Closing to occur.

In addition, upon the Closing SELLER shall deliver directly to BUYER outside of the Escrow copies of all of the Materials requested by Buyer, to the extent not previously delivered to BUYER (all of which may be delivered to Buyer at the Property).

4.5 Costs and Prorations.

(a) Escrow and Title Fees. BUYER and SELLER shall each pay one-half of the Escrow Holder’s fee. SELLER shall pay all recording and filing costs, the documentary transfer taxes and the cost of performing any of SELLER’s other obligations pursuant to this Agreement. SELLER shall pay the premium for issuance of a CLTA owner’s policy of title insurance in the amount of the Purchase Price and the cost of performing any of SELLER’s other obligations pursuant to this Agreement. BUYER shall pay the excess cost of having the Title Policy, as described in Section 4.7, issued with extended coverage over the cost of a standard coverage CLTA policy, the cost of any title endorsements requested by BUYER, the cost of any survey of the Real Property required by BUYER or the Title Company, and the cost of performing any of BUYER’s other obligations pursuant to this Agreement. All other costs or expenses not otherwise provided for in this Agreement shall be apportioned or allocated on an accrual basis between BUYER and SELLER in the manner customary in the County.

(b) No Prorations. BUYER and SELLER acknowledge and agree that, because SELLER is leasing back the Property from BUYER pursuant to the Leases, and since the Leases require SELLER, as tenant, to pay property taxes and assessments (as more fully described in the Leases), no prorations of property taxes, utility payments or payments under any contracts shall be prorated at Closing.

(c) Survival. The provisions of this Section 4.5 shall survive the Closing.

4.6 Recordation of Documents and Delivery of Purchase Price and Documents. When all required funds and instruments have been deposited into the Escrow by the appropriate parties and when all other conditions to Closing have been fulfilled, Escrow Holder shall cause the REA and, thereafter, the Grant Deed and, thereafter (in the following order): the Memoranda of Lease and the SNDA’s, to be recorded in the Official Records of the County, and deliver (i) to SELLER, the Purchase Price (less prorations provided for herein and charges payable by

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SELLER hereunder), a conformed copy of the recorded Grant Deed, Memoranda of Lease and SNDA’s, a counterpart of the 1099 Designation, a counterpart of each of the Leases and a photocopy or electronic copy of the Title Policy, and (ii) to BUYER, a conformed copy of the recorded REA, Grant Deed, Memoranda of Lease and SNDA’s, a counterpart of the 1099 Designation, the General Assignment, a counterpart of each of the Leases, the certificates described in Section 4.4(d) and a photocopy or electronic copy of the Title Policy, with the original Title Policy to follow as soon as reasonably practicable. SELLER shall retain possession of the Property at Closing pursuant to the Leases.

4.7 Title Policy. It shall be a condition to the Closing that the Title Company be irrevocably prepared or committed to deliver to BUYER a CLTA (or a standard coverage form ALTA) Owner’s Policy of Title Insurance dated as of Closing, insuring BUYER in an amount equal to the Purchase Price and showing title vested in BUYER subject only to the Title Company’s standard printed exclusions and exceptions and the Permitted Exceptions (the “Title Policy”). BUYER may at its sole cost and expense arrange with the Title Company to have the Title Policy issued in such modified form (such as ALTA Extended Coverage) and with such endorsements as BUYER may desire, provided that such arrangements shall not constitute a condition to, or impede or delay, the Closing. In that regard, if BUYER desires or the Title Company requires one or more surveys of the Property or updated/re-certifications of the Surveys previously delivered by SELLER to BUYER, BUYER must obtain same at its expense (and deliver to SELLER and the Title Company a copy of same) within twenty (20) days after the Opening of Escrow.

4.8 Termination. If BUYER or SELLER elects to terminate this Agreement as permitted pursuant to this Agreement, such terminating party shall send written notice thereof to the other party and may send written demand to Escrow Holder for cancellation of the Escrow. Upon receipt of such demand, Escrow Holder shall return all funds deposited into Escrow to the party entitled and any documents held by Escrow Holder to the party depositing same. If this Agreement is terminated by BUYER as provided in Sections 2.1 or 5.3, or if the Closing fails to occur due to a failure of an express condition precedent in favor of BUYER as provided in Sections 3.1. 4.4 and 4.7, then BUYER shall return to SELLER all originals and copies of any Materials, studies, reports and other documents previously supplied to BUYER by SELLER, as well as the items required to be delivered to SELLER by BUYER as described in Section 2.1, whereupon SELLER shall return the Deposit funds previously released to SELLER, and the parties shall have no further obligations to the other under this Agreement (except for any indemnity and other obligations that specifically survive the termination of this Agreement. If the Escrow shall fail to close by reason of the default of SELLER under this Agreement, SELLER shall be liable for all escrow cancellation charges. In the event that the Escrow shall fail to close for any other reason, BUYER shall be liable for all escrow cancellation charges.

4.9 IRS Form 1099-B. For purposes of complying with Section 6045 of the Code, as amended by Section 1521 of the Code, Escrow Holder shall be deemed the “person responsible for closing the transaction,” and shall be responsible for obtaining the information necessary to file with the Internal Revenue Service the appropriate Form 1099. In connection therewith, SELLER, BUYER and Escrow Holder shall execute a written designation (the “1099 Designation”) in reasonable form prepared by Escrow Holder.

ARTICLE V

OTHER AGREEMENTS OF SELLER AND BUYER

5.1 Operation of Property. Until the Closing or termination of this Agreement, SELLER shall operate the Property in the ordinary course of business and shall maintain the Property consistent with existing practices. Prior to the Closing, SELLER shall not make any material alterations to the Property or permanently remove any of the Property without the prior written consent of BUYER, which shall not be unreasonably withheld. If, as to approval under this Section, BUYER fails to notify SELLER of its approval or disapproval (with specificity as to the basis for such disapproval) within five (5) business days after the date SELLER gives written notice of any proposed alteration or removal, BUYER shall be deemed to have approved such proposed alteration or removal. Nothing contained herein shall restrict the right of SELLER to enter into any service agreements or operational contracts or extend or renew any service agreement or operational contracts or to do or perform any activity, work or alteration that would be permitted of SELLER as “Tenant” under the Leases. Until the Closing or termination of this Agreement, SELLER agrees, subject to Section 5.3, at its sole cost and

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expense, to (i) keep all existing insurance policies covering the Property or any portion thereof in full force and effect, (ii) keep in full force and effect and renew, as necessary, all necessary licenses and permits relating to the Property, and (iii) continue to operate, manage and maintain the Property in such condition so that, to the extent reasonably possible, the Property shall be in the condition on the Closing as required by this Agreement, reasonable wear and tear, damage by casualty or condemnation, and matters that are outside SELLER’s reasonable control excepted.

5.2 Further Documents and Acts. Each of the parties hereto agrees to cooperate in good faith with each other, and to execute and deliver such further documents and perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transactions contemplated under this Agreement.

5.3 Damage and Destruction; Condemnation. SELLER shall notify BUYER immediately of the occurrence of any damage to or destruction of the Property, or the institution or maintenance of any condemnation or similar proceedings with respect to the Property. In the event of any damage to or destruction of the Property, Property for which the cost to repair exceeds One Hundred Thousand Dollars ($100,000), or which is not fully covered by insurance (subject to customary deductibles) and SELLER does not agree, within seven (7) days after the occurrence of any such damage or destruction, to repair or restore the Property to its preexisting condition and diligently complete such repair or restoration, or in the event any condemnation or similar proceedings are instituted or maintained with respect to a material portion of the Property prior to the Closing, or if BUYER’s purchase money lender refuses to fund the purchase money loan because SELLER is unable to repair or restore the Property prior to the Closing Date to its condition prior to such damage or destruction, BUYER at its option either (i) may terminate this Agreement and receive the Deposit (unless the damage was caused by BUYER or its agents, employees or contractors), or (ii) may consummate the transaction contemplated by this Agreement. In all other events of damage, destruction or condemnation, or in the event that BUYER elects to consummate the purchase pursuant to clause (ii) immediately above, all insurance or condemnation proceeds collected in connection with such damage or destruction or proceedings together with the deductible (excluding business interruption, rental loss and similar proceeds attributable to periods prior to the Closing Date, and excluding insurance and deductibles attributable to items that BUYER is not obligated to repair under the Leases) shall be delivered to BUYER upon the Closing, and BUYER shall promptly repair the Property in accordance with the terms of the Leases. All entitlement to all additional insurance or condemnation proceeds arising out of such damage or destruction or proceedings (excluding business interruption, rental loss and similar proceeds attributable to periods prior to the Closing Date, and excluding insurance attributable to items that BUYER is not obligated to repair under the Leases) shall be assigned by SELLER to BUYER upon the Closing. Notwithstanding the foregoing, if any damage, destruction or condemnation occurs prior to the Closing that would, if the same had occurred during the term of the Leases, give SELLER or BUYER the right to terminate one or more of the Leases, then either SELLER or BUYER may terminate this Agreement, in which case BUYER shall be entitled to a return of the Deposit.

5.4 Mutual Notification of Change in Conditions. Each party shall promptly notify the other of any material change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of such party under Article III untrue or misleading, or any covenant of such party under this Agreement incapable or less likely of being performed, it being understood that such party’s obligation to provide notice to the other party shall in no way relieve such party of any liability for a breach by such party of any of such party’s representations, warranties or covenants under this Agreement.

5.5 Assignment. BUYER shall not have the right to assign this Agreement to any person or entity without the prior written consent of SELLER, which consent may be withheld by SELLER in its sole and absolute discretion; provided, however, that SELLER shall not unreasonably withhold its consent to an assignment of this Agreement to (i) an entity controlling, controlled by or under common control with BUYER, or (ii) any partnership in which BUYER is a general partner, or (iii) a limited liability company in which BUYER is a managing member (an “Affiliate”). Any assignment of this Agreement to which SELLER consents shall be on a form reasonably satisfactory to SELLER and shall not relieve the original named BUYER from any of its obligations hereunder. Any purported assignment of this Agreement in violation of this Section shall be null and void and shall constitute an uncurable default under this Agreement.

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5.6 SELLER’S Leaseback; SNDA’s. SELLER shall lease back the Property from BUYER immediately upon the Closing pursuant to the four (4) lease agreements attached hereto as Exhibits “E-1” through “E-4” and incorporated herein by this reference (collectively, the “Leases”). The Leases have been fully approved by BUYER and SELLER and shall be executed and delivered by BUYER and SELLER at Closing. Upon the Closing, BUYER shall deliver to Escrow as provided in Section 4.3 commercially reasonable subordination, non-disturbance and attornment agreements for each of the Leases (the “SNDA’s”), each in recordable form and a Memorandum of Lease for each of the Leases (the “Memoranda of Lease”), each in recordable form, which SNDA’s and Memoranda of Lease shall be in form and substance as more fully described in the Leases, each properly executed by BUYER and each lender or other third party that is granted or obtains a lien or encumbrance on the Property to which any of the Leases is or may become subordinate. Prior to the Closing, SELLER shall execute counterparts of the SNDA’s and Memoranda of Lease and deliver same to Escrow as provided in Section 4.3. Escrow Holder shall cause the SNDA’s and Memoranda of Lease to recorded against the Property upon the Closing.

ARTICLE VI

REMEDIES

6.1 Time of Essence. Time is of the essence of every provision of this Agreement of which time is an element.

6.2 Remedies for SELLER’s Defaults. If the sale of the Property does not occur due to SELLER’s default under this Agreement which is not cured within five (5) business days after notice of such default from BUYER to SELLER, BUYER may, as its sole remedy, either (a) receive the return of the Deposit and all other funds delivered by or on behalf of BUYER to SELLER or Escrow Holder, which return shall operate to terminate this Agreement and release SELLER from any and all liability hereunder, or (b) enforce specific performance of SELLER’s obligations in accordance with the terms of this Agreement during which time the Deposit shall continue to be held by SELLER pending resolution of the specific performance action and BUYER shall be entitled to enforce its rights under Section 7.2. BUYER expressly waives its rights to seek damages if SELLER defaults hereunder. In situations involving failure of the Closing due to SELLER’s default as hereinabove described, BUYER shall be deemed to have elected clause (a) above if BUYER fails to file suit for specific performance against SELLER in a court having jurisdiction in the County, on or before forty-five (45) days following the date upon which the Closing was to have occurred.

6.3 BUYER’s Failure. IF BUYER FAILS TO PERFORM ITS OBLIGATIONS TO PURCHASE THE PROPERTY PURSUANT TO THIS AGREEMENT FOR ANY REASON OTHER THAN SELLER’S PRIOR UNCURED DEFAULT HEREUNDER, THEN ESCROW COMPANY SHALL DELIVER THE DEPOSIT TO SELLER, OR IF IN SELLER’S POSSESSION, SELLER SHALL RETAIN, AS FULL COMPENSATION AND AS LIQUIDATED DAMAGES UNDER AND IN CONNECTION WITH THIS AGREEMENT, WITHOUT THE NECESSITY OF GIVING NOTICE TO BUYER, WITHOUT FURTHER INSTRUCTIONS FROM BUYER, AND NOTWITHSTANDING CONFLICTING INSTRUCTIONS FROM BUYER OR CONTRARY INSTRUCTIONS CONTAINED IN ESCROW COMPANY’S GENERAL PROVISIONS. SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND RECOVER AND RETAIN THE DEPOSIT PLUS ALL COSTS OF ENFORCING AND DEFENDING SELLER’S RIGHTS UNDER THIS SECTION AS LIQUIDATED DAMAGES AND NOT AS A PENALTY, IN FULL SATISFACTION OF CLAIMS AGAINST BUYER HEREUNDER. BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT IN THE EVENT OF A DEFAULT OR BREACH BY BUYER IN THE PERFORMANCE OF BUYER’S OBLIGATIONS HEREUNDER, PRIOR TO CLOSING, SELLER’S DAMAGES WOULD BE EXTREMELY DIFFICULT OR IMPOSSIBLE TO DETERMINE, THAT THE DEPOSIT IS THE PARTIES’ BEST AND MOST ACCURATE ESTIMATE OF THE DAMAGES SELLER WOULD

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SUFFER IN THE EVENT THE TRANSACTION PROVIDED FOR IN THIS AGREEMENT FAILS TO BE CONSUMMATED, AND THUS SUCH ESTIMATE IS REASONABLE UNDER THE CIRCUMSTANCES EXISTING ON THE DATE OF THIS AGREEMENT. NOTHING HEREIN CONTAINED, HOWEVER, SHALL BE DEEMED TO IN ANY WAY SATISFY, DISCHARGE, OR TERMINATE BUYER’S AGREEMENTS HEREIN TO INDEMNIFY SELLER ENTITIES AND THE PROPERTY AND TO HOLD SELLER ENTITIES AND THE PROPERTY HARMLESS, AS SPECIFICALLY STATED IN THIS AGREEMENT, AND SELLER’S RIGHTS AND REMEDIES ARISING OUT OF SUCH INDEMNITY AND HOLD HARMLESS AGREEMENTS SHALL SURVIVE AND SHALL BE IN ADDITION TO THIS LIQUIDATED DAMAGES PROVISION. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IF BUYER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, DISPUTES SELLER’S RIGHT TO RECEIVE OR RETAIN THE DEPOSIT, AND/OR RECORDS A LIS PENDENS OR OTHERWISE ENJOINS OR RESTRICTS SELLER’S ABILITY TO SELL AND TRANSFER THE PROPERTY (EACH, A “BUYER’S ACTION”), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION FROM BRINGING AN ACTION AGAINST BUYER SEEKING EXPUNGEMENT OR RELIEF FROM THAT LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND/OR RECOVERING FEES, COSTS OR EXPENSES (INCLUDING ATTORNEYS’ FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF BUYER’S ACTION SHOULD SELLER BE THE PREVAILING PARTY IN THAT ACTION; AND THE AMOUNT OF ANY SUCH FEES, COSTS OR EXPENSES AWARDED TO SELLER SHALL BE IN ADDITION TO THE LIQUIDATED DAMAGES SET FORTH HEREIN.

BUYER’S INITIALS:      _________________________

SELLER’S INITIALS:     _________________________

ARTICLE VII

MISCELLANEOUS PROVISIONS

7.1 Waiver and Consent. Each provision of this Agreement to be performed by either party shall be deemed both a covenant and a condition and shall be a material consideration for the other party’s performance hereunder, and any breach thereof by either party shall be deemed a material default hereunder. Either party may specifically and expressly waive in writing any portion of this Agreement or any breach thereof, but no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. No waiver or consent shall be implied from silence or any failure of a party to act, except as otherwise specified in this Agreement.

7.2 Attorneys’ Fees. In the event any action or proceeding is instituted between SELLER, BUYER or Escrow Holder in connection with this Agreement, then as between BUYER and SELLER the prevailing party shall be entitled to recover from the losing party all of its costs and expenses, including, without limitation, court costs, costs of appeals, attorneys’ fees and disbursements actually and reasonably incurred.

7.3 Broker’s Commissions. Except for CB Richard Ellis (SELLER’s broker), to whom SELLER shall pay a commission if, and only if, the Closing occurs, pursuant to a separate written agreement, and except for ESDI, Inc. (BUYER’s broker), to whom SELLER shall pay a commission equal to 4% of the Purchase Price if, and only if, the Closing occurs, pursuant to a separate written agreement, SELLER represents and warrants to BUYER and BUYER represents and warrants to SELLER that no other broker or finder has been engaged by SELLER or BUYER, respectively, in connection with any of the transactions contemplated by this Agreement, and that no broker or finder is in any way connected with any of such transactions. In the event of any claim for broker’s or finder’s fees or commissions in connection with the negotiation, execution or consummation of this Agreement or the transactions contemplated hereby, BUYER shall indemnify, hold harmless and defend SELLER from and against such claim if it shall be based upon any statement or representation or agreement made by BUYER, and SELLER shall indemnify, hold harmless and defend BUYER from and against such claim if

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it shall be based upon any statement, representation or agreement made by SELLER. The provisions of this Section 7.3 shall survive the Closing

7.4 Notices. Any notice, demand, approval, consent, or other communication required or permitted hereunder or by law shall be validly given or made only if in writing, properly sent by mail, courier or telecopy, and addressed to the party for whom intended, as follows:

If to SELLER:	St. John Knits, Inc.
2722 Michelson Drive
Irvine, California 92612
Attention: Joe Joffrion, Esq.
Telephone: (949) 399-8212
Facsimile: (949) 437-8170

With a copy to:	Hewitt & O’Neil LLP
19900 MacArthur Blvd., Suite 1050
Irvine, CA 92612
Attention: Dean Dunn-Rankin, Esq.
Telephone: (949) 798-0500
Facsimile: (949) 798-0511

If to BUYER:	c/o John Saunders, Trustee
4525A MacArthur Blvd.
Newport Beach, California 92130
Telephone: (949) 251-0444
Facsimile: (949) 251-0888

With a copy to:	Dean Roeper, Esq.
11455 El Camino Real, Suite 200
San Diego, California 92130
Telephone: (858) 794-2900
Facsimile: (858) 794-2909

If to Escrow Holder:	First American Title Insurance Company
2 First American Way
Santa Ana, California 92707
Attention: Toni Rice-Groetsch
Telephone: (714) 800-4840
Facsimile: (714) 800-4751

Any party may from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. Each such notice, demand, approval, consent, or other communication shall be deemed effective and given (i) five (5) business days after deposit in the United States mail, if sent by certified mail with postage prepaid, return receipt requested, or (ii) upon receipt if delivered or sent in any other way. BUYER and SELLER hereby agree that notices may be given hereunder by the parties’ respective counsel and that, if any communication is to be given hereunder by BUYER’s or SELLER’s counsel, such counsel may communicate directly with all principals as required to comply with the provisions of this Section.

7.5 Gender and Number. In this Agreement (unless the context requires otherwise), the masculine, feminine and neuter genders and the singular and the plural shall be deemed to include one another, as appropriate.

7.6 Entire Agreement. This Agreement and its exhibits constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and the final, complete and exclusive expression of the terms and conditions thereof. All prior agreements, representations, negotiations and understandings of the parties hereto, oral or written, express or implied, are hereby superseded by and merged into this Agreement, including, without limitation, any and all letters of intent or letters of understanding between the parties and/or their brokers or agents.

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7.7 Captions; Exhibits. The captions used herein are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions hereof. All uses of the words “Article(s)” and “Section(s)” in this Agreement are references to articles and sections of this Agreement, unless otherwise specified. All of the Exhibits attached to this Agreement are incorporated herein and made a part hereof by this reference.

7.8 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

7.9 Invalidity of Provision. If any provision of this Agreement as applied to either party or to any circumstance shall be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Agreement, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of this Agreement as a whole.

7.10 Amendments. No addition to or modification of any provision contained in this Agreement shall be effective unless fully set forth in a writing signed by both BUYER and SELLER.

7.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

7.12 Survival of Covenants. All covenants set forth in this Agreement and not required by this Agreement to be performed prior to the Closing shall survive the Closing.

7.13 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the successors (by merger or dissolution) and permitted assigns of the parties. Except to the extent specifically described in this Section, there are no third party beneficiaries to this Agreement.

7.14 Objective Construction. This Agreement reflects the negotiated agreement of the parties. Accordingly, this Agreement shall be construed as if both parties jointly prepared this Agreement and no presumption against one party or the other shall govern the interpretation or construction of any of the terms of this Agreement.

7.15 Marketing; Back-up Offers. SELLER shall have the right to market the Property for sale or Leases and negotiate and accept back-up offers at all times prior to the Closing.

7.16 1031 Exchange. The parties acknowledge and agree that either party may elect to assign their interest in this Agreement to an exchange facilitator by means of one or more escrows for the purpose of completing an exchange of such Property in a transaction which will qualify for treatment as a tax deferred exchange pursuant to the provisions of Section 1031 of the Internal Revenue Code of 1986 and applicable state revenue and taxation code sections (a “1031 Exchange”). Each party agrees to reasonably cooperate with any party so electing in implementing any such assignment and 1031 Exchange, provided that such cooperation shall not entail any additional expense to the non-electing party, cause such party to take title to any other property or cause such party exposure to any liability or loss of rights or benefits contemplated by this Agreement, and the electing party shall indemnify, defend and hold the non-electing party harmless from any liability, damage, loss, cost or other expense including, without limitation, reasonable attorneys’ fees and costs, resulting or arising from the implementation of any such assignment and 1031 Exchange. No such assignment by any party shall relieve such party from any of its obligations hereunder, nor shall such party’s ability to consummate a tax deferred exchange be a condition to the performance of such party’s obligations under this Agreement.

7.17 Confidentiality. Each party shall, and shall cause its affiliates, to (i) treat and hold as such any Confidential Information (as hereinafter defined) it, or its affiliates, receives from the other party during the course of this Agreement, whether from its investigations of the Property or otherwise, with at least the same degree of care and security as it treats its own confidential information, but in no event less than a reasonable degree of care, (ii) not use for personal benefit, disclose to third-parties or otherwise use for the direct or indirect benefit of any other person any of the Confidential Information and limit the disclosure of and access to the

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Confidential Information to only those employees, representatives and agents of such party who are required to have access to such Confidential Information for the purpose of evaluating the transactions contemplated by this Agreement, except as may be necessary in connection with the performance of this Agreement, (iii) not use any Confidential Information in any manner, whether directly or indirectly, competitive with the business of the Seller, and (iv) if this Agreement is terminated for any reason, return to the Seller all tangible embodiments (and all copies) of the Confidential Information which are in its, or its affiliates’, possession. All Confidential Information shall be deemed to be the property of the party so providing the Confidential Information. This Section shall survive the Closing or the earlier termination of this Agreement. “Confidential Information” means any information concerning the Property or the business and affairs of either party, including, without limitation, all financial, marketing, and technical information regarding either party or the Property (including all Materials), as well as the details of the transactions contemplated by this Agreement. Notwithstanding the foregoing, the following will not constitute Confidential Information for purposes of this Agreement: (i) information which is or becomes generally available to the public other than as a result of a disclosure or other act by a party or its representatives; (ii) information which can be shown by a party to have been already known to such party on a non-confidential basis prior to being furnished such information by the other party; and (iii) information which becomes available to a party on a non-confidential basis from a source other than the other party or its representatives if such source was not subject to any prohibition against transmitting the information to such party.

7.18 Press Releases and Public Announcements. No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other party in its sole and absolute discretion, except to the extent necessary to comply with any applicable federal or state securities laws (and then only after providing advance notice to the other party, along with a copy of the proposed press release).

7.19 Report on Status. On the 25th day after the Opening of Escrow, BUYER shall notify SELLER of the then-current status of BUYER’s purchase money financing for the Property, which notice shall include the expected dates for completion of loan documentation and funding, the actions BUYER has taken from and after the Opening of Escrow to obtain such financing and any outstanding issues that may reasonably be expected to delay the Closing beyond the then-scheduled Closing Date. Neither the foregoing notice obligation nor anything else in this Agreement is intended to provide BUYER with a financing contingency, the parties specifically agreeing that BUYER’s obtaining financing is not a contingency or a condition to the Closing or to any of BUYER’s other obligations under this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written, and such date shall be considered for all purposes to be the date of this Agreement.

SELLER:

St. John Knits, Inc., a California corporation

By:
Name:
Title:

BUYER:

JOHN R. SAUNDERS TRUST dated July 14, 1987

By:
Name:	John R. Saunders, Trustee

The undersigned Escrow Holder hereby certifies that Escrow opened as of June     , 2004 as Escrow No.                             . The undersigned Escrow Holder agrees to act as Escrow Holder pursuant to the terms of this Agreement.

FIRST AMERICAN TITLE INSURANCE COMPANY

By:
Name:
Title:

19

LIST OF EXHIBITS

EXHIBIT A	DESCRIPTION OF LAND

EXHIBIT B	LIST OF TANGIBLE PERSONAL PROPERTY

EXHIBIT C	GRANT DEED

EXHIBIT D	GENERAL ASSIGNMENT

EXHIBIT E	LEASE AGREEMENTS

EXHIBIT F	FORM OF REA

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EXHIBIT “A”

DESCRIPTION OF LAND

A-1

EXHIBIT “B”

LIST OF TANGIBLE PERSONAL PROPERTY

NONE.

A-2

EXHIBIT “C”

GRANT DEED

RECORDING REQUESTED BY:

First American Title Insurance Company

WHEN RECORDED, MAIL TO:

MAIL TAX STATEMENTS TO ADDRESS ABOVE

(Space Above For Recorder’s Use)

[Statement Of Tax Due and Request that Stamps not be Made Part of the Permanent Record to be filed separate from the Grant Deed.]

GRANT DEED

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, St. John Knits, Inc., a California corporation, hereby GRANTS to John Saunders Trust, under declaration of trust dated                             , the real property in the County of Orange, State of California described in Exhibit “1” attached hereto.

SUBJECT TO:

1. Current Taxes and Assessments.

2. All covenants, conditions, restrictions, reservations, rights, rights-of-way, easements and matters of record or apparent, or that would be disclosed by a diligent inspection or ALTA survey of the real property.

IN WITNESS WHEREOF, the undersigned has executed this document as of the day and year indicted.

DATED: , 2004	GRANTOR:

St. John Knits, Inc., a California corporation

By:
Name:
Title:

STATE OF	)
)
COUNTY OF	)

On                                                           before me,                                              , a notary public in and for said State, personally appeared                                                                      , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature	(Seal)

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EXHIBIT “D”

GENERAL ASSIGNMENT

For valuable consideration, receipt of which is acknowledged, St. John Knits, Inc., a California corporation (“SELLER”), grants, sells, transfers and assigns to John Saunders Trust, under declaration of trust dated                          (“BUYER”), to the extent that SELLER has the right and power to transfer/assign the foregoing without cost to SELLER and without the consent of third parties, and all the Materials (as defined in Section 2.2 of that certain Agreement for Purchase and Sale of Property and Escrow Instructions by and between SELLER and BUYER dated as of June     , 2004 (the “Purchase Agreement”)); and all intangible personal property (other than cash or accounts) owned by SELLER and directly relating to the Real Property described in the Purchase Agreement, as more fully described in and subject to the terms of Section 1.1(b)(ii) of the Purchase Agreement.

The foregoing property transferred hereby is transferred “AS IS”, “WHERE IS” and “WITH ALL FAULTS”, and without any express or implied representation or warranty whatsoever.

IN WITNESS WHEREOF, SELLER has executed this General Assignment as of                     , 2004.

St. John Knits, Inc., a California corporation

By:
Name:
Title:

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Exhibit E-1

LEASE AGREEMENT

(Single Tenant Net)

This Lease Agreement (this “Lease”) is made this                      day of                     , 2004, by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”), and JS SJK L.P., a California limited liability company (“Landlord”), based upon the following facts:

RECITALS

A. Pursuant to that certain Purchase Agreement dated June 11, 2004, between Tenant, as Seller, and Landlord, as Buyer (the “Purchase Agreement”), Landlord has purchased that certain real property more particularly described on Exhibit “A” attached hereto (the “Land”) located at 17522 Armstrong in the City of Irvine, County of Orange, State of California, together with a building containing approximately 99,567 square feet of floor area, including tenant improvements (the “Building”), an exterior surface parking area (the “Parking Area”) and related exterior improvements, including, but not limited to, lighting, access rights and landscaping (the “Exterior Improvements”). The Land, the Building, the Parking Area and the Exterior Improvements are collectively called the “Premises.”

B. Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals (and those in the Purchase Agreement, all of which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE ONE: BASIC TERMS

Section 1.1 Lease Term: The term of this Lease (the “Term”) shall commence on the date (the “Commencement Date”) immediately following the Closing Date (as that term is defined in the Purchase Agreement) and expire on the last day of the 180th full calendar month thereafter (if the Commencement Date is not the first day of a calendar month, the last month of the initial Term shall include such additional days as may be required to cause the initial Term to end on the last day of a calendar month). The initial Term may be extended by Tenant for three (3) additional 60-month periods and one (1) additional 59-month period in accordance with Section 2.3.

Section 1.2 Permitted Uses: (See Article Five) General office, administrative, research and development, warehouse, distribution, manufacturing, assembly, retail and commercial uses as permitted by then existing law; provided, however, that Landlord’s prior written approval shall be required for any change in use that requires a variance or other change in then-current zoning.

Section 1.3 Vehicle Access and Parking: Subject to the terms of this Lease, Tenant shall be entitled to the exclusive use of the Premises and every part thereof, including, without limitation, all entranceways and driveways serving the Premises and the Parking Area for vehicle parking purposes and ingress and egress to and from the Premises; provided, however, the parties acknowledge that the Premises is subject to all matters of record as of the date hereof, including, without limitation, the terms of that certain Reciprocal Driveway Easement Agreement (the “REA”) recorded prior to or concurrently with the closing under the Purchase Agreement as specified therein (whereby the Premises is entitled to and encumbered by certain ingress and egress rights with certain adjacent premises as specified in the REA). All parking spaces shall be available to Tenant throughout the Term, 24 hours per day, free of charge.

Section 1.4 Rent and Other Charges Payable by Tenant:

(a) BASE RENT: For the initial 15-year Term, base rent (“Base Rent”) for the Premises shall be Sixty-Nine Thousand Six Hundred Ninety-Seven Dollars ($69,697) per month, subject to increase as set forth below. If Tenant exercises an option to extend the Term of this Lease pursuant to Section 2.3, monthly Base Rent for the first year of the applicable Option Term shall be determined as set forth in Section 2.3, and the same shall be subject to increase as set forth in Section 1.4(c), below (i.e., at the start of the 31st full calendar month following the commencement of the applicable Option Term).

(b) OTHER PERIODIC PAYMENTS: (i) Property Taxes (See Section 4.2); (ii) Utilities (See Section 4.3); (iii) Insurance Premiums (See Section 4.4)

(c) BASE RENT INCREASES: The monthly Base Rent shall be increased during the initial Term at the commencement of the 31st, 61st, 91st, 121st and 151st full calendar months following the Commencement Date (and, if Tenant exercises an option to extend, at the

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commencement of the 31st full calendar month following the commencement of the applicable Option Term) (each such date is hereinafter called a “Rental Adjustment Date”) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the Los Angeles – Riverside – Anaheim area, 1982-1984 = 100) (the “Index”) as follows: The monthly Base Rent in effect immediately before each Rental Adjustment Date (the “Comparison Base Rent”) shall be increased by the percentage that the Index has increased from the date on which payment of the Comparison Base Rent began (the “Comparison Date”) through the end of the month in which the applicable Rental Adjustment Date occurs (each such period a “Rental Adjustment Period”); provided, however, that such increase for any Rental Adjustment Period shall be no less than 2.5% per annum, but no more than 4% per annum (except that such 4% annual cap shall be increased to a 5% annual cap at the end of the 10th full Lease year, that is, for the adjustments commencing with the adjustment at the start of the 151st month of the Term) on a compounded, cumulative basis. A numerical example of such Base Rent increase mechanism is provided in Exhibit “B” attached hereto. Landlord shall notify Tenant of each increase by a written statement. Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord’s notice may be given not more than three (3) months after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord’s notice of such increase within ten (10) days after Landlord’s notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord’s notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) (except the arbitrators shall determine the substitute index rather than the Option Rent). The costs of arbitration shall be borne equally by Landlord and Tenant.

Section 1.5. Addresses for Notices and Payments:

Address of Landlord: c/o Optima Asset Management, 1600 Dove Street, Suite 480, Newport Beach, CA 92660

Address of Tenant: 2722 Michelson Drive, Irvine, California 92612 Attention: CFO

Section 1.6. Security Deposit. Tenant shall deposit with Landlord upon execution hereof an amount equal to the first two months’ Base Rent as security for Tenant’s faithful performance of its obligations under the Lease (the “Security Deposit”). If a Default (as defined in Section 10.1) by Tenant occurs under this Lease, then during the continuance of such Default Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, expense, loss or damage that Landlord has suffered or incurred by reason thereof. If Landlord uses or applies all or any portion of the Security Deposit in accordance with the foregoing requirements, Tenant shall within ten (10) days after written request therefor deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by the Lease. The Security Deposit shall not bear interest and may be commingled with other funds of Landlord. Provided a Tenant Default is not then continuing under this Lease, the Security Deposit shall be returned to Tenant, without interest, within thirty (30) days after the expiration of Term.

ARTICLE TWO: LEASE TERM

Section 2.1 Lease of Premises For Lease Term. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.1 above and shall begin and end on the dates specified in Section 1.1 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The “Commencement Date” shall be the date specified in Section 1.1 above for the beginning of the Lease Term.

Section 2.2 Possession; Waiver of Distraint The parties acknowledge that Tenant is currently occupying the Premises and that Landlord shall be deemed to have delivered possession of the Premises to Tenant on the Commencement Date. Title to all of Tenant’s FF&E (as defined in Section 6.6, below) shall remain in Tenant and Tenant alone shall be entitled to claim depreciation therefor. Landlord hereby waives, releases and relinquishes any and all rights of distraint, levy, attachment or recourse to the FF&E. Although the foregoing waiver, release and relinquishment shall be self-operative without the necessity for any further instrument or document, Landlord hereby agrees to furnish Tenant or any vendor or other supplier under any conditional sale, chattel mortgage or other security arrangement, any consignor, and holder of reserved title or any holder of a security interest, upon written request from time to time, waivers reasonably satisfactory to Tenant of Landlord’s right to distraint, levy, attachment or recourse with respect thereto and exempting the same from distraint, levy, attachment or recourse.

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Section 2.3 Options to Extend Term.

(a) Option Right. Landlord hereby grants to Tenant four (4) options to extend the Term as to the entire Premises for a period of 60 months each, except that the last option shall be for a period of 59 months (each of the foregoing option terms is referred to hereinafter as an “Option Term”), which options shall be exercisable by written notice delivered by Tenant to Landlord as provided below. Upon the exercise of any such option to extend, the then-existing Term shall be extended for a period of 60 months (59 months for the last option) on the same terms and conditions as set forth in this Lease, except that monthly Base Rent for the first year of the Option Term shall be determined as set forth below.

(b) Option Rent. The annual Base Rent payable by Tenant for the first year of any Option Term shall be equal to 95% of the “Fair Market Rental Rate,” as that term is defined in Section 2.3(e), below, but in no event shall the annual Base Rent payable by Tenant for the first year of any Option Term be less than the annual Base Rent in effect immediately prior to the start of such Option Term. The Base Rent payable throughout the Option Term, including during the first year, is referred to hereinafter as the “Option Rent.” The monthly Option Rent determined for the first year of an Option Term shall subject to increase at the start of the 31st full calendar month during such Option Term in accordance with the Base Rent increase procedures set forth in Section 1.4(c).

(c) Exercise of Option. The options contained in this Section 2.3 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice (the “Option Interest Notice”) to Landlord not more than 12 months or less than 9 months prior to the expiration of the initial Term or the immediately preceding Option Term, as the case may be, stating that Tenant is interested in exercising its option for the Premises; (ii) Landlord, after receipt of the Option Interest Notice, shall deliver notice (the “Option Rent Notice”) to Tenant not less than 30 days after Tenant’s Option Interest Notice, setting forth Landlord’s determination of the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the later of (A) the date occurring 6 months prior to the expiration of the initial Term or immediately preceding Option Term, as applicable, and (B) the date occurring thirty (30) days after Tenant’s receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below. Additionally, if Tenant has not previously delivered the Option Interest Notice, Tenant may nonetheless irrevocably exercise the option by delivering written notice thereof to Landlord at any time on or before the date occurring 6 months prior to the expiration of the initial Term, or immediately preceding Option Term, as applicable, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below.

(d) Determination of Fair Market Rental Rate. If Tenant timely and appropriately objects to the Fair Market Rental Rate, Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate, using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement on or before the date which is five (5) months prior to the expiration of the Term or the immediately preceding Option Term, as applicable (each such date, an “Outside Agreement Date”), then each party shall make a separate determination of the Fair Market Rental Rate within five (5) business days after the applicable Outside Agreement Date, and such determinations shall be exchanged with each other in sealed envelopes at a meeting held within two (2) business days after such 5-business day period. If neither party accepts the other’s determination of the Fair Market Rental Rate, and if Tenant at that time fails to rescind its option to renew (which Tenant shall have the right to do by notice to Landlord given prior to submittal to arbitration), then such determinations of the Fair Market Rental Rate shall be submitted to arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) below.

(i) Landlord and Tenant shall each appoint one arbitrator who shall be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial industrial properties in the Irvine area in which the Premises is located. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate, as determined by the arbitrators, taking into account the requirements of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed “Advocate Arbitrators.”

(ii) The two (2) Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator (“Neutral Arbitrator”) who shall be qualified under the same criteria set forth in Section 2.3(d)(i) for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either parties’ Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or

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subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel.

(iii) The three (3) arbitrators shall within thirty (30) days of the appointment of the Neutral Arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rental Rate, and shall notify Landlord and Tenant thereof. Whichever Fair Market Rental Rate is selected by the arbitrators shall become the then applicable Fair Market Rental Rate. The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(iv) If either Landlord or Tenant fails to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, then either party may petition the presiding judge of the Superior Court of Orange County to appoint such Advocate Arbitrator subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

(v) If the two (2) Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint the Neutral Arbitrator, subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator (or if no judge having jurisdiction is willing to act, the Judicial Arbitration and Mediation Service located closest to the Premises). The cost of the arbitration shall be paid by Landlord and Tenant equally.

(e) Fair Market Rental Rate. The “Fair Market Rental Rate” shall be equal to the annual Base Rent, at which tenants, as of the commencement of the applicable Option Term, are, pursuant to brokered transactions completed within the twelve (12) month period prior to the exercise of the applicable option, leasing non-renewal, non-equity, non-affiliated space for a comparable use (based on the use to which Tenant is then putting the Premises) that is comparable in size, location and quality to the Premises, for a similar lease term, in an arms length transaction, which comparable space is located in the Irvine area (“Comparable Transactions”), taking into consideration all monetary and non-monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions and the financial condition and credit history of Tenant and the other tenants in such Comparable Transactions, and taking into account the fact that rental increases during the Option Term are already provided for in this Lease, but excluding the value of any improvements installed or paid for by Tenant.

Section 2.4 Holding Over. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease, as the same may be extended as provided above, and Landlord thereafter accepts rent from Tenant, Tenant’s occupancy of the Premises shall be a “month-to-month” tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy except that the monthly Base Rent shall be increased for the first 60 days of holdover to 110% of the monthly Base Rent in effect at the end of the Term and thereafter to 125% of the monthly Base Rent in effect at the end of the Term (in each case prorated on a daily basis for holdovers of partial months).

ARTICLE THREE: BASE RENT

Section 3.1 Time and Manner of Payment. Upon the Commencement Date, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.4 above for the first month of the Lease Term, prorated for any partial month. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand except as otherwise provided herein. Base Rent shall be payable at Landlord’s address or at such other place as Landlord may designate in writing.

Section 3.2 Late Charge. If Tenant fails to pay any installment of Base Rent or any other payment for which Tenant is obligated to pay Landlord under this Lease within five (5) business days following written notice of such failure, then Tenant shall pay to Landlord as additional rent a late charge equal to three percent (3%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

Section 4.1 Additional Rent. All charges payable by Tenant under this Lease other than Base Rent are called “Additional Rent”. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due on the later of (i) fifteen (15) days after receipt of Landlord’s invoice or statement therefor, or (ii) the next monthly installment of Base Rent. The term “rent” shall mean Base Rent and Additional Rent.

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Section 4.2 Property Taxes.

(a) Real Property Taxes. Tenant shall pay all real property taxes on the Premises during the Term. Subject to Section 4.2(d) below, such payment shall be made prior to the penalty date for such taxes. At Landlord’s request, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time after the Term. If Tenant fails to pay the real property taxes when due, or if Tenant fails to timely furnish Landlord with satisfactory evidence that the real property taxes have been paid as set forth above, Landlord may, after fifteen (15) days prior notice to Tenant and Tenant’s failure to pay the real property taxes and furnish Landlord with satisfactory evidence of such payment within such 15-day period, pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

(b) Definition of Real Property Tax. “Real property tax” means: (i) any fee, license fee, license tax, business license fee, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Premises; and (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency. “Real property tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes, any tax on Landlord’s right to receive, or the receipt of, rent or income from the Premises or against Landlord’s business of leasing the Premises, all of which excluded taxes shall be the responsibility of Landlord. All real property taxes and assessments shall be paid over the longest installment period generally available (i.e., available to taxpayers upon whom such assessments are imposed without penalty or default) unless Tenant elects to pay same over a shorter installment period.

(c) Personal Property Taxes. Tenant shall pay in a timely manner all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxed separately from the Premises.

(d) Tenant’s Right to Contest Taxes. Tenant may attempt to have the assessed valuation of all or part of the Premises or Tenant’s personal property reduced or may initiate proceedings to contest the real property taxes or personal property taxes or may seek to obtain one or more real property tax or personal property tax credits in connection with the Premises or its operations at the Premises. If requested by Tenant, Landlord shall cooperate with Tenant in such matters. If required by law, Landlord shall join in any proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings. If Tenant does not pay real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant posts bond from an admitted surety in the amount necessary to protect the Premises from the lien of the unpaid taxes; provided, however, that if applicable law or Landlord’s lender requires that the taxes being contested by Tenant be paid (under protest) during such contest, then Tenant shall make such payment (under protest). The amount of such bond shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant’s action is unsuccessful. The bond made shall be applied to the real property taxes due, as determined at such proceedings (or upon Tenant’s earlier payment of taxes under protest or otherwise), with any excess being disbursed to Tenant. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant’s contest of taxes results in a reimbursement by one or more taxing authorities of some or all of the tax payments previously made by Tenant under this Lease, or a credit to Tenant against future tax payments, Tenant shall be entitled to the full amount of such reimbursement or credit.

Section 4.3 Utilities. Tenant shall pay before delinquency, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services used at the Premises or supplied to the Premises at Tenant’s request. In case of a failure or interruption in utilities or services to the Premises, Landlord shall fully cooperate with Tenant (and no out-of-pocket cost to Landlord unless the failure or interruption was caused by Landlord’s negligence or willful misconduct) to have the interrupted utilities/services restored.

Section 4.4 Indemnity and Insurance.

(a) Tenant’s Indemnity. Tenant shall indemnify, defend (with attorneys reasonably satisfactory to Landlord), and hold Landlord and its representatives, agents, owners, employees and contractors (collectively, “Landlord Parties”) harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of the use of the Premises by Tenant or Tenant Parties (as defined in Section 5.3(a)) or from the conduct of Tenant’s business, or from any activity, work, or thing done or permitted by Tenant or Tenant Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Landlord or Landlord Parties; or

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(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Landlord:

(i)	notifies Tenant of the claim or liability in writing within sixty (60) days after the Landlord receives written notice of the claim or liability;

(ii)	permits Tenant to defend or settle against the claim or liability, so long as Landlord is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Tenant in any defense of settlement against the claim or liability.

(b) Landlord’s Indemnity. Landlord shall indemnify, defend (with attorneys reasonably satisfactory to Tenant), and hold Tenant and Tenant Parties harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of any activity, work, or thing done by Landlord or Landlord Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Tenant or Tenant Parties; or

(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Tenant:

(i)	notifies Landlord of the claim or liability in writing within sixty (60) days after the Tenant receives written notice of the claim or liability;

(ii)	permits Landlord to defend or settle against the claim or liability, so long as Tenant is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Landlord in any defense of settlement against the claim or liability.

(c) Liability Insurance. Tenant, at Tenant’s own cost and expense, will provide and keep in full force and effect during the term of this Lease, commercial general liability insurance with limits of not less than Two Million Dollars ($2,000,000) covering bodily injury to persons, including death and loss of or damage to real and personal property. Such insurance may be provided under Tenant’s blanket public liability insurance policy. During the term of the Lease, Landlord and Landlord’s lender (“Landlord’s Lender”) shall be named as an additional insured under such insurance. A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days after the commencement of the Term hereof. Such certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation or material modification of its terms.

(d) Mutual Waiver of Claims. Landlord and Tenant do each herewith and hereby release and relieve the other, and waive their claim of recovery for loss or damage to property arising out of or incident to fire, lightning or other insurable perils, to the extent covered by insurance maintained by Landlord or Tenant (or the insurance required to be maintained hereunder), whether or not such loss or damage is due to the negligence of Landlord or Tenant, Landlord Parties or Tenant Parties, or their agents, employees, guests, licensees, invitees or contractors.

(e) Mutual Waiver of Subrogation. Each of Landlord and Tenant shall use their commercially reasonable best efforts to have their respective insurance carriers to waive all rights of subrogation against the other party hereto to the extent of Landlord’s or Tenant’s undertaking set forth in Section 4.4(a) or 4.4(b) and Section 4.4(d).

(f) Property Insurance. Tenant shall, at Tenant’s expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the tenant improvements in the Premises (exclusive of Tenant’s trade fixtures, equipment and other personal property) in the amount of the full replacement value thereof including cost associated with “civil or ordinance of law”, without depreciation or deduction (and such insurance may provide for a commercially reasonable deductible, the parties hereby agreeing that Tenant’s deductibles in place as of the date of execution of the Purchase Agreement are commercially reasonable), providing protection against all perils included in a Causes of Loss - Special Form (commonly known as “All-Risk”) policy and, if the Premises are in a flood zone, flood insurance. All insurance shall provide for payment of loss thereunder to

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Landlord, Landlord’s Lender and Tenant as their respective interests may appear. Such insurance policies may be carried under blanket policies covering other properties of Tenant and/or its affiliates so long as such blanket policies provide insurance at all times for the Premises as required by this Lease, and shall provide that such policies may not be canceled without at least ten (10) days prior written notice to Landlord. All policies of insurance required to be carried by Tenant or Landlord under this Lease shall be maintained with insurance companies qualified to do business in California holding a General Policyholders Rating of “B+” and a Financial Rating of “VII” or better, as set forth in the most current issue of Best’s Insurance Guide or a BBB financial strength rating by Standard and Poor’s.

(g) Workers Compensation Insurance. Tenant shall at all times carry workers compensation insurance as required by law.

(h) Earthquake and Flood. If required by Landlord’s lender because the Probable Magnitude of Loss on the Premises exceeds 20% of the full replacement cost of the Premises, then Tenant shall obtain and maintain earthquake insurance coverage on the Premises (with such deductibles as Tenant may deem reasonable) to the extent such coverage is commercially available. If required by Landlord’s lender because the Premises are in a flood zone, Tenant shall maintain flood insurance on the Premises (with such deductibles as Tenant may deem reasonable).

(i) Landlord’s Insurance. Within fifteen (15) days after written notice from Tenant to Landlord given from time to time during the Term, Landlord shall notify Tenant of the insurance premium cost (the “Cost Notice”) to Landlord to obtain (i) commercial general liability insurance with limits specified by Tenant covering Landlord (and Tenant as an additional insured) against bodily injury to persons, including death and loss of or damage to real and personal property, and/or (ii) rental loss insurance covering the Base Rent and additional rental payable under this Lease over a one (1) year period. Within fifteen (15) days after receiving the Cost Notice, Tenant may elect to direct Landlord to obtain some or all of such insurance at Tenant’s cost (and in that regard, Tenant shall reimburse Landlord within thirty (30) days after receipt of Landlord’s statement or invoice for the insurance premium cost of obtaining same, which statement or invoice shall be accompanied by reasonable evidence of the amounts owing). A certificate evidencing such insurance coverage shall be delivered to Tenant not less than fifteen (15) days after Tenant’s election to have Landlord obtain such insurance, which certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation. If Tenant elects to have Landlord obtain such insurance, Tenant may thereafter notify Landlord that Tenant no longer desires Landlord to maintain such insurance at Tenant’s cost, in which case Tenant shall not be obligated to reimburse Landlord for insurance premiums applicable to time periods beyond the expiration date of the applicable policy(ies) obtained by Landlord at Tenant’s request as provided above.

ARTICLE FIVE: USE OF PREMISES

Section 5.1 Permitted Uses. Tenant may use the Premises for some or all of the Permitted Uses set forth in Section 1.6 above.

Section 5.2 Manner of Use. Tenant shall not use the Premises in any way which constitutes a violation of any law, ordinance, or governmental regulation or order regulating the manner of use by Tenant of the Premises or which constitutes a public nuisance; provided, however, that (A) Tenant’s violation of, or failure to comply with, applicable laws regulating Tenant’s employment practices shall not be considered a default under this Section 5.2 unless a governmental entity brings or threatens in writing to bring action against Landlord as a result of such violation or failure; (B) Tenant shall not be deemed in default under this Section 5.2 to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of this Lease; and (C) Tenant’s obligations with respect to Hazardous Materials shall be governed exclusively by Section 5.3. Tenant shall have no obligation to comply with applicable laws to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of the Lease. Tenant shall have the right to contest by appropriate legal proceedings the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein described.

Section 5.3 Hazardous Materials.

(a) Use. Except as (i) used by Tenant to carry out its obligations under the terms of this Lease or (ii) used in connection with Tenant’s intended use of the Premises, Tenant shall not generate, release, store, treat, or dispose of Hazardous Materials on the Premises without the prior written consent of Landlord. With regard to Hazardous Materials that Tenant proposes to use on the Premises for purposes other than those identified in (i) or (ii) above, Landlord shall, taking into account such factors as Landlord may reasonably determine to be relevant, promptly grant or withhold consent to the proposed use of Hazardous Materials. Landlord’s consent shall not be unreasonably withheld. Notwithstanding (i) above, all use by Tenant, Tenant’s subsidiaries and affiliates (“Tenant Affiliates”), Tenant Venturers (as defined in Section 9.5) or Tenant’s representatives, agents, employees, business invitees, consultants, contractors and

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subtenants (collectively, and including Tenant Affiliates and Tenant Venturers, “Tenant Parties”) of Hazardous Materials on the Premises shall be carried out in strict compliance with applicable federal, state, and local laws, ordinances, and regulations.

(b) Indemnification. Tenant shall indemnify, defend, and hold harmless Landlord from any and all claims of liability asserted against Landlord and Landlord Parties by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release, or threat of release, of a Hazardous Material existing at or emanating from the Premises, to the extent caused by Tenant or Tenant Parties during or prior to the Term of this Lease, or to the extent caused by any third party other than Landlord or Landlord Parties during the Term (provided, however, that Tenant shall have no indemnification obligations, and no liability under this Lease, with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties). Other than those matters for which Tenant is obligated to indemnify Landlord, Landlord shall indemnify, defend, and hold harmless Tenant from and against any and all claims of liability asserted against Tenant by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release or threat of release of any Hazardous Material existing at or emanating from the Premises to the extent caused by Landlord or Landlord Parties during or after the Term of this Lease or to the extent caused by any third party other than Tenant or Tenant Parties with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties. Neither party shall be required to indemnify, defend or hold harmless the other for any Hazardous Material existing at or emanating from the Premises prior to the Term of this Lease due to the acts or omissions of a third party; provided, however, that Landlord and Tenant each shall have the right (and each party shall reasonably cooperate with the other in that regard) to enforce for its own benefit the terms of the environmental indemnification/remediation provisions set forth in or implemented pursuant to (a) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated March 12, 1996, and (b) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated January 15, 1996 (collectively, the “Environmental Indemnity Agreements”) covering certain existing Hazardous Material contamination and remediation currently taking place at the Premises.

(c) Investigation and Remediation. Tenant shall promptly, at Tenant’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises pertaining to or involving any Hazardous Materials for which Tenant is required to indemnify Landlord as described above. Landlord shall cooperate (at no out-of-pocket cost to Landlord) in any such activities at the request of Tenant. Landlord shall promptly, at Landlord’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises, pertaining to or involving any Hazardous Materials for which Landlord is required to indemnify Tenant as described above. Tenant shall cooperate (at no out-of-pocket cost to Tenant) in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities.

(d) Definition. For purposes of this Section 5.3, the term “Hazardous Materials” shall mean any dangerous waste, hazardous waste, or hazardous substances as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. § 6901 et seq.), or similar state statutes, as amended.

Section 5.4 Landlord’s Access. Subject to the security requirements of Tenant and governmental security regulations, Landlord may enter the Premises at all reasonable times to show the Premises to potential buyers, investors or (during the last 6 months of the Term) tenants, to inspect the Premises, or to discharge Landlord’s obligations as permitted or required under this Lease; provided, however, any such entry into the Premises by Landlord shall be performed in a manner so as not to interfere with Tenant’s use of, or ingress or egress to, the Premises and, at Tenant’s election, shall be in the company of a representative of Tenant. Landlord shall give Tenant at least 48 hours’ prior notice of such entry, except in the case of an emergency. Any work performed in connection with such entry shall be performed in a good and workmanlike manner and with due diligence so as not to interfere with Tenant’s use of the Premises. No work shall result in a diminution of Tenant’s floor area, and Landlord shall not store any materials in the Premises. After completion of any such work, Landlord shall restore the Premises as closely as possible to the condition existing immediately prior to the commencement of such work. Any proprietary information obtained by Landlord as a result of such entry shall be kept strictly confidential.

Section 5.5 Quiet Enjoyment. So long as this Lease is not terminated following a default by Tenant, Landlord covenants that Tenant shall have the right to occupy and enjoy the Premises for the full Lease Term on all the terms and provisions of this Lease.

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ARTICLE SIX:

CONDITION OF PREMISES; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.1 Existing Conditions. Tenant shall accept the Premises subject to all recorded matters, laws, ordinances, and governmental regulations; provided, however, that Tenant shall have the right to approve in advance any restrictions or encumbrances hereafter placed against the Premises which decrease Tenant’s rights or increase Tenant’s obligations under this Lease, and Landlord shall not place any such restrictions or encumbrances against the Premises without such prior approval by Tenant.

Section 6.2 Landlord’s Obligations. Without limitation on the provisions of Sections 5.2, 5.3, 6.3(b), 6.3(c), Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall maintain and repair (and replace, as necessary) throughout the Term of this Lease, at Landlord’s expense, all structural elements of the Premises, including without limitation the foundation, structural columns, footings, exterior walls, slab and structural portions of the roof, as well as subterranean elements of the Land (including sinkholes) and re-asphalting (if necessary) of the Parking Area (as opposed to slurry sealing, which shall be Tenant’s responsibility), except to the extent that the need for such maintenance and repairs are caused by the negligence or willful misconduct by Tenant or Tenant Parties, in which case Tenant shall be responsible for such maintenance and repairs except to the extent the same are covered by insurance maintained by Landlord. If Landlord fails to maintain or repair the Premises as required by this Section 6.2 or fails to discharge its obligations under any other provisions of this Lease, Tenant may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Landlord (and Landlord’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), perform such maintenance or repair or other obligation on behalf of Landlord. In such case, Landlord shall reimburse Tenant for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Tenant’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Landlord shall be done in a good and workmanlike manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Landlord shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

Section 6.3 Tenant’s Obligations.

(a) General. Except for Landlord’s obligations under Section 6.2, 6.3(b), 6.3(c) or as provided elsewhere in this Lease, Tenant shall at Tenant’s expense keep all portions of the Premises in good order, condition and repair, including the landscaping, irrigation, Parking Area (including ingress and egress, slurry surfacing, striping, lighting and directional signs), the roof membrane, gutters, drains, HVAC, telecommunications, electrical, mechanical, plumbing, fire sprinklers. If Tenant fails to maintain or repair the Premises as required by this Section 6.3, Landlord may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Tenant (and Tenant’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), enter the Premises and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Landlord’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Tenant shall be done in a good and workman like manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the first class condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Tenant shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

(b) Capital Expenditures to Comply With New Laws. If applicable laws, covenants or restrictions of record, building codes, regulations and ordinances (“Applicable Requirements”) in effect on the Commencement Date are changed, or if new Applicable Requirements are enacted after the Commencement Date, so as to require during the Term of this Lease the construction of an addition to or an alteration of the Building or Premises or other physical modification of the Building or Premises (“Capital Expenditure”), Landlord and Tenant shall allocate the cost of such work as follows: If such Capital Expenditure is required as a result of the specific and unique use of the Premises by Tenant as compared with uses by tenants in general, Tenant shall be fully responsible for the cost thereof, provided, however that if such

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Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months’ Base Rent, Tenant may instead terminate this Lease unless Landlord notifies Tenant, in writing, within ten (10) days after receipt of Tenant’s termination notice that Landlord has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months’ Base Rent. If Tenant elects termination, Tenant shall deliver to Landlord written notice specifying a termination date at least sixty (60) days thereafter. If such Capital Expenditure is not the result of the specific and unique use of the Premises by Tenant (for example, but not limited to, governmentally mandated seismic modifications), then Landlord shall promptly make the Capital Expenditure and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost thereof by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is determined by general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time; provided, however, that if such Capital Expenditure is required during the last year of this Lease and if Landlord or Tenant reasonably determines that it is not economically feasible to pay its share thereof, Landlord or Tenant shall have the option to terminate this Lease upon ninety (90) days prior written notice to the other unless the other party commits, in writing, within ten (10) business days after receipt of the termination notice, that it will pay for such Capital Expenditure (however, if Landlord seeks to terminate under the preceding clause, Tenant may exercise its option to extend the Term, if available, within thirty (30) days of Landlord’s notice to prevent such termination). If Landlord does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Tenant may, without limitation on any other rights or remedies, advance such funds and deduct same (together with interest at 5% above the then existing Bank of America, Los Angeles, “prime rate”) from Rent until Landlord’s share of such costs have been fully paid. If the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Tenant on an offset basis, Tenant shall have the right, in addition to any other rights and remedies, to terminate this Lease upon thirty (30) days written notice to Landlord. It is the intent of the parties that the above provisions shall apply only to newly enacted or new changes to Applicable Requirements after the Commencement Date. If, for example, Tenant elects to make modifications to the Premises which trigger the requirement that additional modifications be made to comply with ADA requirements existing on the Commencement Date, such additional modifications would not be the result of newly enacted or new changes to Applicable Requirements and thus would be the responsibility of Tenant.

(c) Replacement of Basic Elements. Subject to the later provisions hereof, Tenant’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in as good operating order and condition as on the Commencement Date, ordinary wear and tear, casualty and condemnation excepted. As used herein, the term “Basic Elements” shall mean all of the Building’s basic systems and equipment, including, without limitation, (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof membrane, covering and drains, (vi) electrical systems, (vii) plumbing systems, (viii) mechanical systems, if any, and (ix) life-safety systems. If any of the Basic Elements require repair but cannot be repaired other than at a cost which in is excess of 25% of the cost of replacing such Basic Element, then such Basic Element shall be replaced by Landlord, and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life as determined in accordance with general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time.

Section 6.4 Alterations, Additions, and Improvements. Tenant shall not make any alterations, additions, or improvements to the Premises (“Alterations”) without Landlord’s prior written consent, which consent shall not be unreasonably withheld, except that Landlord’s consent shall not be required for non-structural Alterations (including, without limitation, painting, carpeting, moving low voltage communications cables and any other non-structural Alterations) which cost in the aggregate for any one project less than One Hundred Thousand Dollars ($100,000) and which do not materially adversely affect the Building systems or the Building structure. All Alterations shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations. All Alterations done by Tenant shall be done in a good and workmanlike manner by duly licensed and insured contractors and in compliance with all laws. Tenant shall give Landlord at least ten (10) days prior written notice of the expected work commencement date of any Alterations which require Landlord’s consent.

Section 6.5 Condition upon Termination. Upon termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in substantially the same condition as on the Commencement Date (or, if Tenant has extended the Term, in the same condition as on the commencement of the most recent Option Term, as applicable), except for (i) ordinary wear and tear, (ii) damage due to casualty or condemnation, (iii) damage or matters which are Landlord’s

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obligation to repair under this Lease, and (iv) Alterations which Landlord is not entitled to require Tenant to remove as described below (all or some of which Tenant may elect to leave at the Premises or shall be entitled to remove at the end of the Term). In addition, Tenant shall remove from the Premises within 30 days after expiration of the Term (and shall continue to be liable for rent until such items are removed and possession of the Premises is restored to Landlord as required herein) all of Tenant’s furniture, trade fixtures, machinery and equipment, furnishings, signs, inventory and any and all other items of personal property including, without limitation, any materials or equipment that Tenant has installed for use in connection with Tenant’s business processes (such as intercom systems, security systems, computer equipment, table or floor lamps, microwave ovens, refrigerators, stand-alone heaters or fans, knitting machines and equipment, teleconferencing systems, telecommunication equipment, electrical devices and the like (collectively, the “FF&E”). Notwithstanding the foregoing, in no event shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord’s property) without replacing the same with materials or equipment of equal or better quality: power wiring or power panels; inset or recessed lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners and other heating or air conditioning equipment that are not portable; plumbing or sanitary equipment; or fencing or security gates. Landlord may require Tenant to remove Alterations installed by Tenant during the Term if, and only if, Landlord’s consent was required for such Alterations during the Term and Landlord informed Tenant in writing at the time of such consent that Landlord would require removal of same at the end of the Term. All Alterations, if any, which Landlord is permitted to require Tenant to remove hereunder but which Landlord does not require Tenant to remove (and which Tenant does not otherwise elect to remove) shall become Landlord’s property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease. Tenant shall repair, at Tenant’s expense, any damage to the Premises caused by Tenant’s removal of Alterations and FF&E; provided, however, that Tenant shall not be required to repaint the Premises or patch immaterial wall or floor penetrations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

Section 7.1 Landlord’s Obligation to Rebuild. If the Premises or any portion thereof is damaged or destroyed by fire or other casualty (a “Casualty”), Tenant shall as soon as reasonably practicable thereafter give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Section 7.5 unless Landlord or Tenant has the right to terminate this Lease as hereinafter provided and Landlord or Tenant elects to so terminate.

Section 7.2 Landlord’s Right to Terminate. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) insurance proceeds (together with any additional amounts Tenant elects, at its option, to contribute) are not available to Landlord to pay the cost to repair the Premises, (ii) Landlord’s independent architect determines that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials not caused by Landlord, earthquake faults and other similar dangers) within 360 days after the date of such Casualty, or (iii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and an independent architect selected by Landlord and reasonably approved by Tenant (“Landlord’s Architect”) determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) such damage will require more than sixty (60) days to repair. If Landlord elects to terminate this Lease following a Casualty pursuant to this Section 7.2, Landlord shall give Tenant written notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate effective as of the date of such notice; provided, however, that Tenant may nevertheless elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and shall pay the cost of such repairs, except that Landlord shall deliver to Tenant on a commercially reasonable construction draw basis any insurance proceeds received by Landlord or Landlord’s Lender for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord’s termination notice.

Section 7.3 Tenant’s Right to Terminate. Tenant shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials, earthquake faults and other similar dangers) within 360 days after the date of such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises, or (ii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that such damage will require more than sixty (60) days to repair, or (iii) the Premises are not actually repaired by Landlord to a substantially similar condition as existed prior to such Casualty within 380 days following such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises. If Tenant elects to terminate this Lease following a Casualty pursuant to this Section 7.3, Tenant shall give Landlord written notice of its election to terminate within thirty (30) days after receipt of

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Landlord’s Architect’s determination (or within 30 days of the applicable restoration period should Landlord fail to complete repairs during such period), and this Lease shall terminate as of the date of such notice of election to terminate.

Section 7.4 Effect of Termination. If this Lease is terminated following a Casualty pursuant to Section 7.2 or Section 7.3, Landlord shall, subject to the rights of its lenders, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except that any insurance proceeds payable under policies obtained by Tenant which specifically insure Tenant’s personal property or removable Alterations or any other improvements that Tenant was entitled to remove at the end of the Term shall be paid to Tenant. If neither Landlord nor Tenant elect to terminate this Lease in accordance with the terms and conditions set forth herein, this Lease will continue in full force and effect, and Landlord shall, as soon as reasonably practicable following notice of the Casualty and receipt of the amounts set forth in clause (i) of Section 7.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable.

Section 7.5 Scope of Obligation to Repair. Landlord’s obligation, should it elect or be obligated to repair the Premises following a Casualty, shall be limited to the Premises insured by Tenant under this Lease. The reasonable determination in good faith by Landlord’s Architect of or relating to the estimated time period required for repair or the interference with or suitability of the Premises for Tenant’s use or occupancy shall be conclusively presumed correct for purposes of this Article Seven.

Section 7.6 Temporary Reduction of Rent. If the Premises is destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, all Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree to which Tenant’s use of the Premises is impaired until the Premises are again ready for Tenant’s business operations; provided, however, that the foregoing Rent abatement shall apply only to the extent of proceeds received by Landlord from rental loss or rental interruption insurance unless the Casualty is caused by Landlord’s negligence or Landlord is in violation of Landlord’s obligations to repair or restore the Premises following the Casualty.

Section 7.7 Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a Tenant the right to terminate a lease in the event of the substantial or total destruction of the leased Premises. Tenant agrees that the provisions of this Article Seven shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction to the Premises by a Casualty.

ARTICLE EIGHT: CONDEMNATION

If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain (including any portion of the Premises which substantially interferes with Tenant’s ingress to or egress from the Premises) and cannot be restored so as not to materially interfere with Tenant’s use of the Premises, or sold under threat of a taking, either Tenant or Landlord may terminate this Lease effective as of the earlier of (i) the date possession is required to be surrendered to the authority, or (ii) the date actual possession is delivered to the authority. In addition, in the event (i) title to a portion of the Premises is taken or sold under threat of a taking and (ii) Landlord elects to restore the Premises in such a way as to alter the Premises materially or in such a way as to materially interfere with Tenant’s use of the Premises, Tenant may terminate this Lease, by written notice to Landlord, effective on the date of vesting of title. If Tenant has not elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of the condemnation award, proceed to restore the Premises to substantially its condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, or access or reasonable use of which, Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of any award for Landlord’s interest in the Premises. Notwithstanding the foregoing sentence, Tenant may assert a claim against the taking authority, but not against Landlord, for the taking of Tenant’s leasehold interest, options, personal property, fixtures and any other rights of property of Tenant, or for relocation or business interruption expenses recoverable from the taking authority.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

Section 9.1 Landlord’s Consent Required. No portion of the Premises or of Tenant’s interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant (collectively, a “Transfer”), without Landlord’s prior written consent (except as provided in Section 9.2 below), which consent shall not be unreasonably withheld, conditioned or delayed, as described in Section 9.4 below.

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Section 9.2 Tenant Affiliate. Tenant may effect a Transfer, without Landlord’s consent, to any entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from the merger of or consolidation with Tenant or acquiring all or substantially all of the assets of Tenant, or to any entity in which Tenant or its parent or affiliate maintains at least a 25% ownership interest (“Tenant’s Affiliate”).

Section 9.3 No Release of Tenant. No Transfer permitted by this Article Nine, whether with or without Landlord’s consent, shall release Tenant or change Tenant’s primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord’s acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one Transfer is not a consent to any subsequent Transfer.

Section 9.4 Landlord’s Consent. Tenant’s request for consent to any Transfer described in Section 9.1 shall set forth in writing the details of the proposed Transfer including the name, business of the prospective transferee, the prospective transferee’s financial statements and the basic leasing details of the proposed Transfer (e.g., the term of and the rent and security deposit). Landlord shall have the right to withhold consent, if reasonable, or to grant consent, within ten (10) days after receipt of such request (failing which, Landlord’s consent shall be deemed to have been given). If Landlord does not consent, Landlord shall provide detailed reasons for its disapproval. The parties hereby agree that the only reasonable reasons under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer are where one or more of the following apply: (i) the transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Premises; or (ii) the transferee intends to use the subject space for purposes which are not permitted under this Lease or (iii) the transferee, in Landlord’s reasonable judgment, does not have sufficient financial resources to discharge its obligations under the Lease on an ongoing basis.

Section 9.5 Permitted Occupants. Provided Tenant complies with the Permitted Occupant Conditions (as defined below), then, notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to allow employees of one or more entities with whom Tenant has a business relationship (“Tenant Venturers”) to use designated portions of the Premises without execution and approval by Landlord of a separate sublease for such use. The “Permitted Occupant Conditions” shall mean all of the following: (a) the permitted occupants shall only be employees of a Tenant Venturer, (b) such occupants shall use, in the aggregate at any one time, no more than 5,000 square feet of the Premises, (c) such use shall be on a temporary basis, and, in any event, no such occupant shall have the right to use the Premises for more than six (6) consecutive months, (d) Tenant shall provide Landlord with prior written notice of the intended presence on the Premises of any such occupants, (e) the Tenant Venturer employing such permitted occupants shall provide Landlord with satisfactory evidence of insurance covering the activities of their respective employees within the Premises, and (f) such right to use the Premises shall at all times be subordinate to the Lease.

ARTICLE TEN: DEFAULTS; REMEDIES

Section 10.1 Tenant Defaults. Tenant shall be in material default (“Default”) under this Lease:

(a) If Tenant fails to pay rent or any other charge within five (5) business days after the date due and such failure continues for five (5) business days after written notice of such failure; or

(b) If Tenant fails to perform any of Tenant’s non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion; or

(c) If a “Default” occurs and is continuing under Section 10.1 of any of the other leases between Landlord and Tenant entered into concurrently with this Lease for adjacent premises located at 17572, 17622 and 17632 Armstrong Avenue, Irvine, California (the “Other Leases”), unless Landlord hereunder is not at that time the landlord of the Other Lease under which the Default occurred.

Section 10.2 Remedies. During the continuance of a Default by Tenant as described in Section 10.1, Landlord may, at any time thereafter, upon statutory notice to Tenant:

1. Terminate Tenant’s right to possession of the Premises. No act by Landlord other than giving notice of termination to Tenant pursuant to this Section 10.2.1. or the other termination rights granted by Landlord hereunder shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. On termination, Landlord has the right to recover from Tenant:

(a) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

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(b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

(c) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

(d) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s Default.

“The worth, at the time of the award,” as used in subsections a, b and c, above, is to be computed by utilizing a discount rate of ten percent (10%) per annum and calculating the present value of the applicable rent to be paid over the applicable period.

2. Utilize the remedy described in California Civil Code section 1951.4 (which says landlord may continue the lease in effect after a tenant’s breach and abandonment and recover rent as it becomes due, if tenant has the right to sublet or assign subject to reasonable limitations). If an abandonment of the Premises by Tenant occurs or if Landlord elects to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the Term on terms and conditions as Landlord in its commercially reasonable discretion may deem advisable. If Landlord elects to so relet, then rentals received by Landlord from that reletting shall be applied: first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any reasonable cost of such reletting; third, to the payment of the reasonable cost of any alterations and repairs to the Premises that are Tenant’s obligation under this Lease; fourth, to the payment of rent due and unpaid under this Lease; and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable under this Lease. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent under this Lease, be less than the rent payable during that month by Tenant under this Lease, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly.

3. Landlord may, during the continuance of a Default by Tenant, cure the Default at Tenant’s cost provided Tenant is given notice and time to cure the Default and Landlord provides an additional notice that Landlord intends to cure Tenant’s Default under this Section 10.2(3). If Landlord cures Tenant’s Default after such notice by paying any sum or doing any act that was Tenant’s obligation under this Lease, the amount paid by Landlord (or the reasonable cost incurred by Landlord in performing the act) shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

Section 10.3 Cumulative Remedies; Mitigation. Landlord’s exercise of any right or remedy shall not prevent it from exercising any other right or remedy. Landlord shall use commercially reasonable efforts to mitigate damages in the event of a Default by Tenant under this Lease. In no event shall Landlord or Landlord Parties or Tenant or Tenant Parties be liable to the other for any consequential, punitive or other so-called “special” damages under this Lease.

Section 10.4 Landlord’s Defaults.

(a) General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of written notice from Tenant that the same was not paid when due; or (ii) in the event a failure by Landlord is other than (i) above, Landlord fails to perform such obligation within a reasonable time period with the expenditure of diligent efforts, but in no event more than thirty (30) days after the receipt of written notice from Tenant specifying Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord commences such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may exercise any of its rights provided in this Lease or at law or in equity. Any notice provided by Tenant pursuant to this Section 10.4(a) shall not be effective unless it is substantially

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concurrently delivered to the last known address of Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant). In no event shall Tenant be entitled to terminate this Lease as a result of a default of Landlord unless the default materially and adversely impacts Tenant’s ability to use a material portion of the Premises for its business operations and Tenant has first given written notice of intent to terminate to Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant) offering such Lender an additional 30 days beyond the notice and cure period granted to Landlord under this Lease, if any, in which to cure Landlord’s default.

(b) Abatement of Rent. In the event that Tenant is prevented from using the Premises or any material portion thereof (meaning that Tenant is unable to use that portion of the Premises in the normal course of its business) as a result of (i) any repair, maintenance or alteration negligently performed by Landlord, or which Landlord failed to perform, as required by this Lease; or (ii) the presence of, or cleanup or remediation activities in connection with, Hazardous Materials brought on the Premises by Landlord or a Landlord Party; or (iii) cessation of utilities or services caused by Landlord’s negligence or willful misconduct (any such set of circumstances as set forth in items (i) through (iii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord written notice of such Abatement Event, and if such Abatement Event continues for two (2) consecutive business days after such notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period (in either of such events, the “Eligibility Period”), then the Base Rent and Additional Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using the Premises, or a portion thereof, in the proportion that the floor area of the portion of the Premises that Tenant is prevented from using (“Unusable Area”), bears to the total floor area of the Premises. If Landlord has not cured such Abatement Event within one hundred eighty (180) days after receipt of written notice from Tenant, Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such 180-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days’ notice to Landlord and Landlord’s Lender (provided such Lender’s name and notice address were previously provided to Tenant) (the “Abatement Event Termination Notice”) during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the “Abatement Event Termination Date”), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (1) year, following the delivery of the Abatement Event Termination Notice. Tenant’s Abatement Event Termination Notice shall be null and void (but only in connection with the first notice sent by Tenant with respect to each separate Abatement Event) if Landlord or Landlord’s Lender(s) cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice.

ARTICLE ELEVEN: LENDERS

Section 11.1 Subordination, Non-Disturbance and Attornment. Landlord shall deliver to Tenant concurrently with the closing under the Purchase Agreement fully executed commercially reasonable non-disturbance agreement(s) (“SNDA’s”) in favor of Tenant from all existing ground lessors, mortgage holders or lien holders of Landlord, including Landlord’s Lender (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the SNDA’s are delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately), and, thereafter, Landlord shall deliver SNDA’s from all such parties who later come into existence with respect to the Premises or any portion thereof at any time prior to the expiration of the Term. Such commercially reasonable SNDA’s shall not modify the provisions of this Lease, shall include the obligation of any such ground lessor, mortgage holder, lien holder or successor landlord, upon taking title to the Premises, and so long as a Default by Tenant is not continuing, to not disturb Tenant’s right of possession of the Premises in accordance with the Lease, to recognize and accept all of Tenant’s rights under the Lease, including the right to offset certain amounts against Rent due hereunder, and to assume all of Landlord’s continuing obligations under this Lease as set forth herein. Subject to Tenant’s receipt of the SNDA’s described above, this Lease shall be subject and subordinate to all present and future ground or underlying leases of the Premises and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Premises or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Subject to Tenant’s receipt of the SNDA’s described above, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease. Subject to Tenant’s receipt of the SNDA’s described herein, Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

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Section 11.2 Estoppel Certificates. Within ten (10) business days following a request in writing by Landlord or Tenant, Tenant or Landlord, as the case may be, shall execute, acknowledge and deliver to the requesting party (the “Requesting Party”) an estoppel certificate in such commercially reasonable form as may be required by the Requesting Party, indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information regarding the status of the Lease reasonably requested by the Requesting Party. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Premises or by any assignee, sublessee or leasehold mortgagee, as the case may be. Landlord or Tenant, as the case may be, shall execute and deliver whatever other instruments may be reasonably required for such purposes.

ARTICLE TWELVE: LEGAL COSTS

In the event of any arbitration or suit under this Lease, reasonable attorneys’ fees and costs shall be awarded by a court or arbitrator to the prevailing party (as determined by the trier of fact) and are to be included in any judgment or award. In addition, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in enforcing any judgment arising from a suit or arbitration under this Lease including but not limited to post judgment motions, contempt proceedings, garnishment, levy and debtor and third party examinations, discovery and bankruptcy litigation, without regard to schedule or rule of court purporting to restrict such award. This post judgment or award of attorneys’ fees and costs provision shall be severable from any other provisions of this Lease and shall survive any judgment/award on such suit or arbitration and is not to be deemed merged into the judgment/award or terminated with the Lease. For the purpose of this provision, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of legal counsel (including external counsel and, to the extent fulfilling functions of an attorney at law, excluding de minimis administrative activities of, in-house counsel) to the parties hereto, which include printing, photocopying, duplicating, mail, overnight mail, messenger, court filing fees, cost of discovery, fees billed for law clerks, paralegals, investigators and other persons not admitted to the bar but performing services under the supervision or direction of an attorney. For the purpose of determining in-house counsel fees, the same shall be considered as those fees normally applicable to a partner in a law firm with like experience in such field.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

Section 13.1 Landlord’s Liability. Any Landlord who transfers in a bona fide transaction its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer and after receipt by Tenant of the written assumption of all of Landlord’s obligations under this Lease by the transferee; provided, however, that the foregoing shall not relieve a transferring Landlord of responsibility for defaults by such transferring Landlord existing prior to the date of such transfer. However, each Landlord shall deliver to its transferee all funds (including the Security Deposit) that Tenant previously paid to or deposited with Landlord if such funds have not yet been applied or returned under the term of this Lease. Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord’s interest in the Premises and the rents, profits, sale/financing proceeds and insurance proceeds therefrom, and in the assets of Landlord, but Landlord’s partners, shareholders, officers or other principals shall have no personal liability under this Lease.

Section 13.2 Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

Section 13.3 Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in the reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other.

Section 13.4 Incorporation of Prior Agreements. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.5 Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the Premises and the address for notice set forth in Article One. Notices to Landlord shall be delivered to the address for notice set forth in Article One. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

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Section 13.6 Waivers. All waivers must be in writing and signed by the waiving party. Landlord’s failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord, Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

Section 13.7 Memorandum of Lease. Landlord shall deliver to Tenant concurrently with the execution of this Lease a properly executed and notarized memorandum of this Lease to be recorded against the Premises in the form attached hereto as Exhibit “C” (the “Memorandum of Lease”) (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the Memorandum of Lease is delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately). Tenant shall pay any transfer costs or recording fees in connection therewith.

Section 13.8 Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant’s successor unless the rights or interests of Tenant’s successor are acquired in accordance with the terms of this Lease. The laws of the State of California, without regard to conflicts of law, shall govern this Lease. Each of the parties voluntarily submits to the jurisdiction of the courts of the State of California, and to exclusive venue in Orange County, California.

Section 13.9 Authority. Each person signing this Lease on behalf of Landlord and Tenant represents and warrants that he has full authority to do so and that this Lease binds the entity on whose behalf he or she is signing.

Section 13.10 Force Majeure. If Landlord or Tenant cannot perform any of its obligations due to events beyond such party’s control (other than the payment of money), the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party’s control include, but are not limited to, acts of God, war, civil commotion, terrorism, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, governmental regulation or restriction and weather conditions.

Section 13.11 Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. This Lease shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Section 13.12 Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

Section 13.13 Duty To Act Reasonably. Except as specifically set forth in this Lease to the contrary, any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action or exercise discretion, or grants Tenant or Landlord the right to make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.

Section 13.14 No Brokers. Landlord and Tenant each represent and warrant to the other that they have employed no broker and/or finder in connection with this Lease, or any other documents or matters relating to the Premises. In the event any claim, demand, or cause of action for brokerage and/or finder’s fees is asserted against a party to this Lease who did not request such services, the party through whom the broker or finder is making the claim shall protect, indemnify, defend and hold harmless the other party from and against any and all claims, demands and causes of action.

FOURTEEN: OTHER AGREEMENTS OF LANDLORD AND TENANT

Section 14.1 Signs. Tenant shall have the exclusive right to use, install and maintain exterior Building signs and/or monument signs at the Premises identifying its business provided such signs shall comply with all applicable local and state laws, rules, and regulations.

Section 14.2 Confidentiality Landlord acknowledges that the contents of this Lease and any related documents are confidential information. Landlord shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Landlord’s partners, administrators, consultants, financial, legal, and space planning consultants or a prospective or current purchaser, mortgagee, or ground or underlying lessor of the Building or the Project, and except as required by applicable law or in connection with a dispute or litigation hereunder or as required by a subpoena. Any press releases or announcements made in connection with the contents of this Lease and/or any related documents shall be subject to the prior approval of Tenant.

Section 14.3 Telecommunication Equipment. At any time during the Lease term, Tenant may, upon notice to Landlord, install, at Tenant’s sole cost and expense,

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telecommunication equipment upon the roof of the Building, without the payment of any additional charge, and Tenant shall have exclusive use of the roof of the Building. Tenant and Tenant’s service providers may use existing ducts and conduits as reasonably necessary to connect telephone and other communications services to the Premises, without any additional charge or fee. Tenant may also install, maintain, replace, remove or use, without any additional charge or fee therefor, any communications or computer wires and cables in or serving the Premises. Notwithstanding the foregoing, any damage resulting to the roof or any other portion of the Premises from Tenant’s or Tenant’s service providers’ installation of such telecommunication equipment shall be the sole responsibility of Tenant.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

“LANDLORD”

JS SJK L.P., a California limited liability company

By:

Its:

“TENANT”

ST. JOHN KNITS, INC.

By:

Its:

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Exhibit “A”

Legal Description

[to be attached]

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Exhibit B

Base Rent Increase Examples

Example 1

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 110

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $41,250 (110/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,250.

Example 2

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 120

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $45,000 (120/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is capped at $41,363.25.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,363.25.

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Example 3

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 105

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $39,375 (105/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is $39,887.88.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $39,887.88.

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Exhibit C

Form of Memorandum of Lease

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Dean Dunn-Rankin, Esq. Hewitt & O’Neil LLP 19900 MacArthur Blvd, Suite 1050 Irvine, CA 92612
(SPACE ABOVE THIS LINE FOR RECORDER’S USE)

MEMORANDUM

THIS MEMORANDUM OF LEASE (this “Memorandum”), dated as of the                      day of                                     , 2004, is made by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”) and JS SJK L.P., a California limited liability company (“Landlord”).

R E C I T A L S

A. Landlord is the fee simple title owner of that certain property commonly known as                                     , legally described on Exhibit A attached hereto and made a part hereof (the “Premises”).

B. Landlord and Tenant have entered into that certain Lease Agreement dated as of                                     , 2004 (the “Lease”), pursuant to which Landlord has agreed to lease to Tenant the Premises upon the terms and conditions set forth in the Lease.

C. Landlord and Tenant desire to set forth certain terms and provisions contained in the Lease in this Memorandum for recording purposes.

NOW, THEREFORE, for and in consideration of the rents reserved and the covenants and conditions set forth in the Lease, Landlord and Tenant do hereby covenant, promise and agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2. Grant of Lease. Pursuant to the Lease and this Memorandum, Landlord demises and leases to Tenant and Tenant leases from Landlord the Premises upon the terms and conditions set forth in the Lease.

3. Commencement Date. The Term of the Lease shall commence on the date specified in the Lease.

4. Expiration Date. The Term of the Lease shall expire, unless sooner terminated or unless extended or renewed as provided therein, at the end of the first full month occurring one hundred eighty (180) months after the Commencement Date.

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5. Rent. The Rent due and payable from Tenant to Landlord for the Term of the Lease and any extension term shall be determined and shall be payable pursuant to the terms and provisions of the Lease.

6. Options to Extend. Tenant has three (3) options to extend the Term of the Lease for consecutive terms of sixty (60) months each and one (1) additional option to extend the Term of the Lease for a term of fifty-nine (59) months, subject to and on the terms and conditions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first written above.

LANDLORD:	TENANT:
JS SJK L.P., a California limited liability company	St. John Knits, Inc.

By:	By:
Name:	Name:
Title:	Title:

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STATE OF ____________	)
)
COUNTY OF __________	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                                                                                                        personally known to me to be the                                                                   of                                                                                                    a                                                       corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such                             , signed and delivered the said instrument, pursuant to authority, given by the Board of Directors of said corporation as                          free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this                  day of                                          , 20     .

Notary Public

My commission expires:

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EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

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Exhibit E-2

LEASE AGREEMENT

(Single Tenant Net)

This Lease Agreement (this “Lease”) is made this                      day of                     , 2004, by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”), and JS SJK L.P., a California limited liability company (“Landlord”), based upon the following facts:

RECITALS

A. Pursuant to that certain Purchase Agreement dated June 11, 2004, between Tenant, as Seller, and Landlord, as Buyer (the “Purchase Agreement”), Landlord has purchased that certain real property more particularly described on Exhibit “A” attached hereto (the “Land”) located at 17572 Armstrong in the City of Irvine, County of Orange, State of California, together with a building containing approximately 20,500 square feet of floor area, including tenant improvements (the “Building”), an exterior surface parking area (the “Parking Area”) and related exterior improvements, including, but not limited to, lighting, access rights and landscaping (the “Exterior Improvements”). The Land, the Building, the Parking Area and the Exterior Improvements are collectively called the “Premises.”

B. Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals (and those in the Purchase Agreement, all of which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE ONE: BASIC TERMS

Section 1.1 Lease Term. The term of this Lease (the “Term”) shall commence on the date (the “Commencement Date”) immediately following the Closing Date (as that term is defined in the Purchase Agreement) and expire on the last day of the 180th full calendar month thereafter (if the Commencement Date is not the first day of a calendar month, the last month of the initial Term shall include such additional days as may be required to cause the initial Term to end on the last day of a calendar month). The initial Term may be extended by Tenant for three (3) additional 60-month periods and one (1) additional 59-month period in accordance with Section 2.3.

Section 1.2 Permitted Uses: (See Article Five) General office, administrative, research and development, warehouse, distribution, manufacturing, assembly, retail and commercial uses as permitted by then existing law; provided, however, that Landlord’s prior written approval shall be required for any change in use that requires a variance or other change in then-current zoning.

Section 1.3 Vehicle Access and Parking: Subject to the terms of this Lease, Tenant shall be entitled to the exclusive use of the Premises and every part thereof, including, without limitation, all entranceways and driveways serving the Premises and the Parking Area for vehicle parking purposes and ingress and egress to and from the Premises; provided, however, the parties acknowledge that the Premises is subject to all matters of record as of the date hereof, including, without limitation, the terms of that certain Reciprocal Driveway Easement Agreement (the “REA”) recorded prior to or concurrently with the closing under the Purchase Agreement as specified therein (whereby the Premises is entitled to and encumbered by certain ingress and egress rights with certain adjacent premises as specified in the REA). All parking spaces shall be available to Tenant throughout the Term, 24 hours per day, free of charge.

Section 1.4 Rent and Other Charges Payable by Tenant:

(a) BASE RENT: For the initial 15-year Term, base rent (“Base Rent”) for the Premises shall be Thirteen Thousand Three Hundred Twenty-Five Dollars ($13,325) per month, subject to increase as set forth below. If Tenant exercises an option to extend the Term of this Lease pursuant to Section 2.3, monthly Base Rent for the first year of the applicable Option Term shall be determined as set forth in Section 2.3, and the same shall be subject to increase as set forth in Section 1.4(c), below (i.e., at the start of the 31st full calendar month following the commencement of the applicable Option Term).

(b) OTHER PERIODIC PAYMENTS: (i) Property Taxes (See Section 4.2); (ii) Utilities (See Section 4.3); (iii) Insurance Premiums (See Section 4.4)

(c) BASE RENT INCREASES: The monthly Base Rent shall be increased during the initial Term at the commencement of the 31st, 61st, 91st, 121st and 151st full calendar months following the Commencement Date (and, if Tenant exercises an option to extend, at the

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commencement of the 31st full calendar month following the commencement of the applicable Option Term) (each such date is hereinafter called a “Rental Adjustment Date”) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the Los Angeles – Riverside – Anaheim area, 1982-1984 = 100) (the “Index”) as follows: The monthly Base Rent in effect immediately before each Rental Adjustment Date (the “Comparison Base Rent”) shall be increased by the percentage that the Index has increased from the date on which payment of the Comparison Base Rent began (the “Comparison Date”) through the end of the month in which the applicable Rental Adjustment Date occurs (each such period a “Rental Adjustment Period”); provided, however, that such increase for any Rental Adjustment Period shall be no less than 2.5% per annum, but no more than 4% per annum (except that such 4% annual cap shall be increased to a 5% annual cap at the end of the 10th full Lease year, that is, for the adjustments commencing with the adjustment at the start of the 151st month of the Term) on a compounded, cumulative basis. A numerical example of such Base Rent increase mechanism is provided in Exhibit “B” attached hereto. Landlord shall notify Tenant of each increase by a written statement. Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord’s notice may be given not more than three (3) months after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord’s notice of such increase within ten (10) days after Landlord’s notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord’s notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) (except the arbitrators shall determine the substitute index rather than the Option Rent). The costs of arbitration shall be borne equally by Landlord and Tenant.

Section 1.5. Addresses for Notices and Payments:

Address of Landlord: c/o Optima Asset Management, 1600 Dove Street, Suite 480, Newport Beach, CA 92660

Address of Tenant: 2722 Michelson Drive, Irvine, California 92612 Attention: CFO

Section 1.6. Security Deposit. Tenant shall deposit with Landlord upon execution hereof an amount equal to the first two months’ Base Rent as security for Tenant’s faithful performance of its obligations under the Lease (the “Security Deposit”). If a Default (as defined in Section 10.1) by Tenant occurs under this Lease, then during the continuance of such Default Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, expense, loss or damage that Landlord has suffered or incurred by reason thereof. If Landlord uses or applies all or any portion of the Security Deposit in accordance with the foregoing requirements, Tenant shall within ten (10) days after written request therefor deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by the Lease. The Security Deposit shall not bear interest and may be commingled with other funds of Landlord. Provided a Tenant Default is not then continuing under this Lease, the Security Deposit shall be returned to Tenant, without interest, within thirty (30) days after the expiration of Term.

ARTICLE TWO: LEASE TERM

Section 2.1 Lease of Premises For Lease Term. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.1 above and shall begin and end on the dates specified in Section 1.1 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The “Commencement Date” shall be the date specified in Section 1.1 above for the beginning of the Lease Term.

Section 2.2 Possession; Waiver of Distraint. The parties acknowledge that Tenant is currently occupying the Premises and that Landlord shall be deemed to have delivered possession of the Premises to Tenant on the Commencement Date. Title to all of Tenant’s FF&E (as defined in Section 6.6, below) shall remain in Tenant and Tenant alone shall be entitled to claim depreciation therefor. Landlord hereby waives, releases and relinquishes any and all rights of distraint, levy, attachment or recourse to the FF&E. Although the foregoing waiver, release and relinquishment shall be self-operative without the necessity for any further instrument or document, Landlord hereby agrees to furnish Tenant or any vendor or other supplier under any conditional sale, chattel mortgage or other security arrangement, any consignor, and holder of reserved title or any holder of a security interest, upon written request from time to time, waivers reasonably satisfactory to Tenant of Landlord’s right to distraint, levy, attachment or recourse with respect thereto and exempting the same from distraint, levy, attachment or recourse.

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Section 2.3 Options to Extend Term.

(a) Option Right. Landlord hereby grants to Tenant four (4) options to extend the Term as to the entire Premises for a period of 60 months each, except that the last option shall be for a period of 59 months (each of the foregoing option terms is referred to hereinafter as an “Option Term”), which options shall be exercisable by written notice delivered by Tenant to Landlord as provided below. Upon the exercise of any such option to extend, the then-existing Term shall be extended for a period of 60 months (59 months for the last option) on the same terms and conditions as set forth in this Lease, except that monthly Base Rent for the first year of the Option Term shall be determined as set forth below.

(b) Option Rent. The annual Base Rent payable by Tenant for the first year of any Option Term shall be equal to 95% of the “Fair Market Rental Rate,” as that term is defined in Section 2.3(e), below, but in no event shall the annual Base Rent payable by Tenant for the first year of any Option Term be less than the annual Base Rent in effect immediately prior to the start of such Option Term. The Base Rent payable throughout the Option Term, including during the first year, is referred to hereinafter as the “Option Rent.” The monthly Option Rent determined for the first year of an Option Term shall subject to increase at the start of the 31st full calendar month during such Option Term in accordance with the Base Rent increase procedures set forth in Section 1.4(c).

(c) Exercise of Option. The options contained in this Section 2.3 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice (the “Option Interest Notice”) to Landlord not more than 12 months or less than 9 months prior to the expiration of the initial Term or the immediately preceding Option Term, as the case may be, stating that Tenant is interested in exercising its option for the Premises; (ii) Landlord, after receipt of the Option Interest Notice, shall deliver notice (the “Option Rent Notice”) to Tenant not less than 30 days after Tenant’s Option Interest Notice, setting forth Landlord’s determination of the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the later of (A) the date occurring 6 months prior to the expiration of the initial Term or immediately preceding Option Term, as applicable, and (B) the date occurring thirty (30) days after Tenant’s receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below. Additionally, if Tenant has not previously delivered the Option Interest Notice, Tenant may nonetheless irrevocably exercise the option by delivering written notice thereof to Landlord at any time on or before the date occurring 6 months prior to the expiration of the initial Term, or immediately preceding Option Term, as applicable, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below.

(d) Determination of Fair Market Rental Rate. If Tenant timely and appropriately objects to the Fair Market Rental Rate, Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate, using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement on or before the date which is five (5) months prior to the expiration of the Term or the immediately preceding Option Term, as applicable (each such date, an “Outside Agreement Date”), then each party shall make a separate determination of the Fair Market Rental Rate within five (5) business days after the applicable Outside Agreement Date, and such determinations shall be exchanged with each other in sealed envelopes at a meeting held within two (2) business days after such 5-business day period. If neither party accepts the other’s determination of the Fair Market Rental Rate, and if Tenant at that time fails to rescind its option to renew (which Tenant shall have the right to do by notice to Landlord given prior to submittal to arbitration), then such determinations of the Fair Market Rental Rate shall be submitted to arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) below.

(i) Landlord and Tenant shall each appoint one arbitrator who shall be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial industrial properties in the Irvine area in which the Premises is located. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate, as determined by the arbitrators, taking into account the requirements of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed “Advocate Arbitrators.”

(ii) The two (2) Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator (“Neutral Arbitrator”) who shall be qualified under the same criteria set forth in Section 2.3(d)(i) for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either parties’ Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or

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subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel.

(iii) The three (3) arbitrators shall within thirty (30) days of the appointment of the Neutral Arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rental Rate, and shall notify Landlord and Tenant thereof. Whichever Fair Market Rental Rate is selected by the arbitrators shall become the then applicable Fair Market Rental Rate. The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(iv) If either Landlord or Tenant fails to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, then either party may petition the presiding judge of the Superior Court of Orange County to appoint such Advocate Arbitrator subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

(v) If the two (2) Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint the Neutral Arbitrator, subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator (or if no judge having jurisdiction is willing to act, the Judicial Arbitration and Mediation Service located closest to the Premises). The cost of the arbitration shall be paid by Landlord and Tenant equally.

(e) Fair Market Rental Rate. The “Fair Market Rental Rate” shall be equal to the annual Base Rent, at which tenants, as of the commencement of the applicable Option Term, are, pursuant to brokered transactions completed within the twelve (12) month period prior to the exercise of the applicable option, leasing non-renewal, non-equity, non-affiliated space for a comparable use (based on the use to which Tenant is then putting the Premises) that is comparable in size, location and quality to the Premises, for a similar lease term, in an arms length transaction, which comparable space is located in the Irvine area (“Comparable Transactions”), taking into consideration all monetary and non-monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions and the financial condition and credit history of Tenant and the other tenants in such Comparable Transactions, and taking into account the fact that rental increases during the Option Term are already provided for in this Lease, but excluding the value of any improvements installed or paid for by Tenant.

Section 2.4 Holding Over. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease, as the same may be extended as provided above, and Landlord thereafter accepts rent from Tenant, Tenant’s occupancy of the Premises shall be a “month-to-month” tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy except that the monthly Base Rent shall be increased for the first 60 days of holdover to 110% of the monthly Base Rent in effect at the end of the Term and thereafter to 125% of the monthly Base Rent in effect at the end of the Term (in each case prorated on a daily basis for holdovers of partial months).

ARTICLE THREE: BASE RENT

Section 3.1 Time and Manner of Payment. Upon the Commencement Date, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.4 above for the first month of the Lease Term, prorated for any partial month. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand except as otherwise provided herein. Base Rent shall be payable at Landlord’s address or at such other place as Landlord may designate in writing.

Section 3.2 Late Charge. If Tenant fails to pay any installment of Base Rent or any other payment for which Tenant is obligated to pay Landlord under this Lease within five (5) business days following written notice of such failure, then Tenant shall pay to Landlord as additional rent a late charge equal to three percent (3%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

Section 4.1 Additional Rent. All charges payable by Tenant under this Lease other than Base Rent are called “Additional Rent”. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due on the later of (i) fifteen (15) days after receipt of Landlord’s invoice or statement therefor, or (ii) the next monthly installment of Base Rent. The term “rent” shall mean Base Rent and Additional Rent.

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Section 4.2 Property Taxes.

(a) Real Property Taxes. Tenant shall pay all real property taxes on the Premises during the Term. Subject to Section 4.2(d) below, such payment shall be made prior to the penalty date for such taxes. At Landlord’s request, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time after the Term. If Tenant fails to pay the real property taxes when due, or if Tenant fails to timely furnish Landlord with satisfactory evidence that the real property taxes have been paid as set forth above, Landlord may, after fifteen (15) days prior notice to Tenant and Tenant’s failure to pay the real property taxes and furnish Landlord with satisfactory evidence of such payment within such 15-day period, pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

(b) Definition of Real Property Tax. “Real property tax” means: (i) any fee, license fee, license tax, business license fee, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Premises; and (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency. “Real property tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes, any tax on Landlord’s right to receive, or the receipt of, rent or income from the Premises or against Landlord’s business of leasing the Premises, all of which excluded taxes shall be the responsibility of Landlord. All real property taxes and assessments shall be paid over the longest installment period generally available (i.e., available to taxpayers upon whom such assessments are imposed without penalty or default) unless Tenant elects to pay same over a shorter installment period.

(c) Personal Property Taxes. Tenant shall pay in a timely manner all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxed separately from the Premises.

(d) Tenant’s Right to Contest Taxes. Tenant may attempt to have the assessed valuation of all or part of the Premises or Tenant’s personal property reduced or may initiate proceedings to contest the real property taxes or personal property taxes or may seek to obtain one or more real property tax or personal property tax credits in connection with the Premises or its operations at the Premises. If requested by Tenant, Landlord shall cooperate with Tenant in such matters. If required by law, Landlord shall join in any proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings. If Tenant does not pay real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant posts bond from an admitted surety in the amount necessary to protect the Premises from the lien of the unpaid taxes; provided, however, that if applicable law or Landlord’s lender requires that the taxes being contested by Tenant be paid (under protest) during such contest, then Tenant shall make such payment (under protest). The amount of such bond shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant’s action is unsuccessful. The bond made shall be applied to the real property taxes due, as determined at such proceedings (or upon Tenant’s earlier payment of taxes under protest or otherwise), with any excess being disbursed to Tenant. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant’s contest of taxes results in a reimbursement by one or more taxing authorities of some or all of the tax payments previously made by Tenant under this Lease, or a credit to Tenant against future tax payments, Tenant shall be entitled to the full amount of such reimbursement or credit.

Section 4.3 Utilities. Tenant shall pay before delinquency, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services used at the Premises or supplied to the Premises at Tenant’s request. In case of a failure or interruption in utilities or services to the Premises, Landlord shall fully cooperate with Tenant (and no out-of-pocket cost to Landlord unless the failure or interruption was caused by Landlord’s negligence or willful misconduct) to have the interrupted utilities/services restored.

Section 4.4 Indemnity and Insurance.

(a) Tenant’s Indemnity. Tenant shall indemnify, defend (with attorneys reasonably satisfactory to Landlord), and hold Landlord and its representatives, agents, owners, employees and contractors (collectively, “Landlord Parties”) harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of the use of the Premises by Tenant or Tenant Parties (as defined in Section 5.3(a)) or from the conduct of Tenant’s business, or from any activity, work, or thing done or permitted by Tenant or Tenant Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Landlord or Landlord Parties; or

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(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Landlord:

(i)	notifies Tenant of the claim or liability in writing within sixty (60) days after the Landlord receives written notice of the claim or liability;

(ii)	permits Tenant to defend or settle against the claim or liability, so long as Landlord is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Tenant in any defense of settlement against the claim or liability.

(b) Landlord’s Indemnity. Landlord shall indemnify, defend (with attorneys reasonably satisfactory to Tenant), and hold Tenant and Tenant Parties harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of any activity, work, or thing done by Landlord or Landlord Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Tenant or Tenant Parties; or

(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Tenant:

(i)	notifies Landlord of the claim or liability in writing within sixty (60) days after the Tenant receives written notice of the claim or liability;

(ii)	permits Landlord to defend or settle against the claim or liability, so long as Tenant is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Landlord in any defense of settlement against the claim or liability.

(c) Liability Insurance. Tenant, at Tenant’s own cost and expense, will provide and keep in full force and effect during the term of this Lease, commercial general liability insurance with limits of not less than Two Million Dollars ($2,000,000) covering bodily injury to persons, including death and loss of or damage to real and personal property. Such insurance may be provided under Tenant’s blanket public liability insurance policy. During the term of the Lease, Landlord and Landlord’s lender (“Landlord’s Lender”) shall be named as an additional insured under such insurance. A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days after the commencement of the Term hereof. Such certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation or material modification of its terms.

(d) Mutual Waiver of Claims. Landlord and Tenant do each herewith and hereby release and relieve the other, and waive their claim of recovery for loss or damage to property arising out of or incident to fire, lightning or other insurable perils, to the extent covered by insurance maintained by Landlord or Tenant (or the insurance required to be maintained hereunder), whether or not such loss or damage is due to the negligence of Landlord or Tenant, Landlord Parties or Tenant Parties, or their agents, employees, guests, licensees, invitees or contractors.

(e) Mutual Waiver of Subrogation. Each of Landlord and Tenant shall use their commercially reasonable best efforts to have their respective insurance carriers to waive all rights of subrogation against the other party hereto to the extent of Landlord’s or Tenant’s undertaking set forth in Section 4.4(a) or 4.4(b) and Section 4.4(d).

(f) Property Insurance. Tenant shall, at Tenant’s expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the tenant improvements in the Premises (exclusive of Tenant’s trade fixtures, equipment and other personal property) in the amount of the full replacement value thereof including cost associated with “civil or ordinance of law”, without depreciation or deduction (and such insurance may provide for a commercially reasonable deductible, the parties hereby agreeing that Tenant’s deductibles in place as of the date of execution of the Purchase Agreement are commercially reasonable), providing protection against all perils included in a Causes of Loss - Special Form (commonly known as “All-Risk”) policy and, if the Premises are in a flood zone, flood insurance. All insurance shall provide for payment of loss thereunder to

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Landlord, Landlord’s Lender and Tenant as their respective interests may appear. Such insurance policies may be carried under blanket policies covering other properties of Tenant and/or its affiliates so long as such blanket policies provide insurance at all times for the Premises as required by this Lease, and shall provide that such policies may not be canceled without at least ten (10) days prior written notice to Landlord. All policies of insurance required to be carried by Tenant or Landlord under this Lease shall be maintained with insurance companies qualified to do business in California holding a General Policyholders Rating of “B+” and a Financial Rating of “VII” or better, as set forth in the most current issue of Best’s Insurance Guide or a BBB financial strength rating by Standard and Poor’s.

(g) Workers Compensation Insurance. Tenant shall at all times carry workers compensation insurance as required by law.

(h) Earthquake and Flood. If required by Landlord’s lender because the Probable Magnitude of Loss on the Premises exceeds 20% of the full replacement cost of the Premises, then Tenant shall obtain and maintain earthquake insurance coverage on the Premises (with such deductibles as Tenant may deem reasonable) to the extent such coverage is commercially available. If required by Landlord’s lender because the Premises are in a flood zone, Tenant shall maintain flood insurance on the Premises (with such deductibles as Tenant may deem reasonable).

(i) Landlord’s Insurance. Within fifteen (15) days after written notice from Tenant to Landlord given from time to time during the Term, Landlord shall notify Tenant of the insurance premium cost (the “Cost Notice”) to Landlord to obtain (i) commercial general liability insurance with limits specified by Tenant covering Landlord (and Tenant as an additional insured) against bodily injury to persons, including death and loss of or damage to real and personal property, and/or (ii) rental loss insurance covering the Base Rent and additional rental payable under this Lease over a one (1) year period. Within fifteen (15) days after receiving the Cost Notice, Tenant may elect to direct Landlord to obtain some or all of such insurance at Tenant’s cost (and in that regard, Tenant shall reimburse Landlord within thirty (30) days after receipt of Landlord’s statement or invoice for the insurance premium cost of obtaining same, which statement or invoice shall be accompanied by reasonable evidence of the amounts owing). A certificate evidencing such insurance coverage shall be delivered to Tenant not less than fifteen (15) days after Tenant’s election to have Landlord obtain such insurance, which certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation. If Tenant elects to have Landlord obtain such insurance, Tenant may thereafter notify Landlord that Tenant no longer desires Landlord to maintain such insurance at Tenant’s cost, in which case Tenant shall not be obligated to reimburse Landlord for insurance premiums applicable to time periods beyond the expiration date of the applicable policy(ies) obtained by Landlord at Tenant’s request as provided above.

ARTICLE FIVE: USE OF PREMISES

Section 5.1 Permitted Uses. Tenant may use the Premises for some or all of the Permitted Uses set forth in Section 1.6 above.

Section 5.2 Manner of Use. Tenant shall not use the Premises in any way which constitutes a violation of any law, ordinance, or governmental regulation or order regulating the manner of use by Tenant of the Premises or which constitutes a public nuisance; provided, however, that (A) Tenant’s violation of, or failure to comply with, applicable laws regulating Tenant’s employment practices shall not be considered a default under this Section 5.2 unless a governmental entity brings or threatens in writing to bring action against Landlord as a result of such violation or failure; (B) Tenant shall not be deemed in default under this Section 5.2 to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of this Lease; and (C) Tenant’s obligations with respect to Hazardous Materials shall be governed exclusively by Section 5.3. Tenant shall have no obligation to comply with applicable laws to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of the Lease. Tenant shall have the right to contest by appropriate legal proceedings the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein described.

Section 5.3 Hazardous Materials.

(a) Use. Except as (i) used by Tenant to carry out its obligations under the terms of this Lease or (ii) used in connection with Tenant’s intended use of the Premises, Tenant shall not generate, release, store, treat, or dispose of Hazardous Materials on the Premises without the prior written consent of Landlord. With regard to Hazardous Materials that Tenant proposes to use on the Premises for purposes other than those identified in (i) or (ii) above, Landlord shall, taking into account such factors as Landlord may reasonably determine to be relevant, promptly grant or withhold consent to the proposed use of Hazardous Materials. Landlord’s consent shall not be unreasonably withheld. Notwithstanding (i) above, all use by Tenant, Tenant’s subsidiaries and affiliates (“Tenant Affiliates”), Tenant Venturers (as defined in Section 9.5) or Tenant’s representatives, agents, employees, business invitees, consultants, contractors and

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subtenants (collectively, and including Tenant Affiliates and Tenant Venturers, “Tenant Parties”) of Hazardous Materials on the Premises shall be carried out in strict compliance with applicable federal, state, and local laws, ordinances, and regulations.

(b) Indemnification. Tenant shall indemnify, defend, and hold harmless Landlord from any and all claims of liability asserted against Landlord and Landlord Parties by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release, or threat of release, of a Hazardous Material existing at or emanating from the Premises, to the extent caused by Tenant or Tenant Parties during or prior to the Term of this Lease, or to the extent caused by any third party other than Landlord or Landlord Parties during the Term (provided, however, that Tenant shall have no indemnification obligations, and no liability under this Lease, with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties). Other than those matters for which Tenant is obligated to indemnify Landlord, Landlord shall indemnify, defend, and hold harmless Tenant from and against any and all claims of liability asserted against Tenant by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release or threat of release of any Hazardous Material existing at or emanating from the Premises to the extent caused by Landlord or Landlord Parties during or after the Term of this Lease or to the extent caused by any third party other than Tenant or Tenant Parties with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties. Neither party shall be required to indemnify, defend or hold harmless the other for any Hazardous Material existing at or emanating from the Premises prior to the Term of this Lease due to the acts or omissions of a third party; provided, however, that Landlord and Tenant each shall have the right (and each party shall reasonably cooperate with the other in that regard) to enforce for its own benefit the terms of the environmental indemnification/remediation provisions set forth in or implemented pursuant to (a) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated March 12, 1996, and (b) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated January 15, 1996 (collectively, the “Environmental Indemnity Agreements”) covering certain existing Hazardous Material contamination and remediation currently taking place at the Premises.

(c) Investigation and Remediation. Tenant shall promptly, at Tenant’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises pertaining to or involving any Hazardous Materials for which Tenant is required to indemnify Landlord as described above. Landlord shall cooperate (at no out-of-pocket cost to Landlord) in any such activities at the request of Tenant. Landlord shall promptly, at Landlord’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises, pertaining to or involving any Hazardous Materials for which Landlord is required to indemnify Tenant as described above. Tenant shall cooperate (at no out-of-pocket cost to Tenant) in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities.

(d) Definition. For purposes of this Section 5.3, the term “Hazardous Materials” shall mean any dangerous waste, hazardous waste, or hazardous substances as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. § 6901 et seq.), or similar state statutes, as amended.

Section 5.4 Landlord’s Access. Subject to the security requirements of Tenant and governmental security regulations, Landlord may enter the Premises at all reasonable times to show the Premises to potential buyers, investors or (during the last 6 months of the Term) tenants, to inspect the Premises, or to discharge Landlord’s obligations as permitted or required under this Lease; provided, however, any such entry into the Premises by Landlord shall be performed in a manner so as not to interfere with Tenant’s use of, or ingress or egress to, the Premises and, at Tenant’s election, shall be in the company of a representative of Tenant. Landlord shall give Tenant at least 48 hours’ prior notice of such entry, except in the case of an emergency. Any work performed in connection with such entry shall be performed in a good and workmanlike manner and with due diligence so as not to interfere with Tenant’s use of the Premises. No work shall result in a diminution of Tenant’s floor area, and Landlord shall not store any materials in the Premises. After completion of any such work, Landlord shall restore the Premises as closely as possible to the condition existing immediately prior to the commencement of such work. Any proprietary information obtained by Landlord as a result of such entry shall be kept strictly confidential.

Section 5.5 Quiet Enjoyment. So long as this Lease is not terminated following a default by Tenant, Landlord covenants that Tenant shall have the right to occupy and enjoy the Premises for the full Lease Term on all the terms and provisions of this Lease.

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ARTICLE SIX:

CONDITION OF PREMISES; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.1 Existing Conditions. Tenant shall accept the Premises subject to all recorded matters, laws, ordinances, and governmental regulations; provided, however, that Tenant shall have the right to approve in advance any restrictions or encumbrances hereafter placed against the Premises which decrease Tenant’s rights or increase Tenant’s obligations under this Lease, and Landlord shall not place any such restrictions or encumbrances against the Premises without such prior approval by Tenant.

Section 6.2 Landlord’s Obligations. Without limitation on the provisions of Sections 5.2, 5.3, 6.3(b), 6.3(c), Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall maintain and repair (and replace, as necessary) throughout the Term of this Lease, at Landlord’s expense, all structural elements of the Premises, including without limitation the foundation, structural columns, footings, exterior walls, slab and structural portions of the roof, as well as subterranean elements of the Land (including sinkholes) and re-asphalting (if necessary) of the Parking Area (as opposed to slurry sealing, which shall be Tenant’s responsibility), except to the extent that the need for such maintenance and repairs are caused by the negligence or willful misconduct by Tenant or Tenant Parties, in which case Tenant shall be responsible for such maintenance and repairs except to the extent the same are covered by insurance maintained by Landlord. If Landlord fails to maintain or repair the Premises as required by this Section 6.2 or fails to discharge its obligations under any other provisions of this Lease, Tenant may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Landlord (and Landlord’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), perform such maintenance or repair or other obligation on behalf of Landlord. In such case, Landlord shall reimburse Tenant for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Tenant’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Landlord shall be done in a good and workmanlike manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Landlord shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

Section 6.3 Tenant’s Obligations.

(a) General. Except for Landlord’s obligations under Section 6.2, 6.3(b), 6.3(c) or as provided elsewhere in this Lease, Tenant shall at Tenant’s expense keep all portions of the Premises in good order, condition and repair, including the landscaping, irrigation, Parking Area (including ingress and egress, slurry surfacing, striping, lighting and directional signs), the roof membrane, gutters, drains, HVAC, telecommunications, electrical, mechanical, plumbing, fire sprinklers. If Tenant fails to maintain or repair the Premises as required by this Section 6.3, Landlord may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Tenant (and Tenant’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), enter the Premises and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Landlord’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Tenant shall be done in a good and workman like manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the first class condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Tenant shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

(b) Capital Expenditures to Comply With New Laws. If applicable laws, covenants or restrictions of record, building codes, regulations and ordinances (“Applicable Requirements”) in effect on the Commencement Date are changed, or if new Applicable Requirements are enacted after the Commencement Date, so as to require during the Term of this Lease the construction of an addition to or an alteration of the Building or Premises or other physical modification of the Building or Premises (“Capital Expenditure”), Landlord and Tenant shall allocate the cost of such work as follows: If such Capital Expenditure is required as a result of the specific and unique use of the Premises by Tenant as compared with uses by tenants in general, Tenant shall be fully responsible for the cost thereof, provided, however that if such

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Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months’ Base Rent, Tenant may instead terminate this Lease unless Landlord notifies Tenant, in writing, within ten (10) days after receipt of Tenant’s termination notice that Landlord has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months’ Base Rent. If Tenant elects termination, Tenant shall deliver to Landlord written notice specifying a termination date at least sixty (60) days thereafter. If such Capital Expenditure is not the result of the specific and unique use of the Premises by Tenant (for example, but not limited to, governmentally mandated seismic modifications), then Landlord shall promptly make the Capital Expenditure and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost thereof by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is determined by general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time; provided, however, that if such Capital Expenditure is required during the last year of this Lease and if Landlord or Tenant reasonably determines that it is not economically feasible to pay its share thereof, Landlord or Tenant shall have the option to terminate this Lease upon ninety (90) days prior written notice to the other unless the other party commits, in writing, within ten (10) business days after receipt of the termination notice, that it will pay for such Capital Expenditure (however, if Landlord seeks to terminate under the preceding clause, Tenant may exercise its option to extend the Term, if available, within thirty (30) days of Landlord’s notice to prevent such termination). If Landlord does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Tenant may, without limitation on any other rights or remedies, advance such funds and deduct same (together with interest at 5% above the then existing Bank of America, Los Angeles, “prime rate”) from Rent until Landlord’s share of such costs have been fully paid. If the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Tenant on an offset basis, Tenant shall have the right, in addition to any other rights and remedies, to terminate this Lease upon thirty (30) days written notice to Landlord. It is the intent of the parties that the above provisions shall apply only to newly enacted or new changes to Applicable Requirements after the Commencement Date. If, for example, Tenant elects to make modifications to the Premises which trigger the requirement that additional modifications be made to comply with ADA requirements existing on the Commencement Date, such additional modifications would not be the result of newly enacted or new changes to Applicable Requirements and thus would be the responsibility of Tenant.

(c) Replacement of Basic Elements. Subject to the later provisions hereof, Tenant’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in as good operating order and condition as on the Commencement Date, ordinary wear and tear, casualty and condemnation excepted. As used herein, the term “Basic Elements” shall mean all of the Building’s basic systems and equipment, including, without limitation, (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof membrane, covering and drains, (vi) electrical systems, (vii) plumbing systems, (viii) mechanical systems, if any, and (ix) life-safety systems. If any of the Basic Elements require repair but cannot be repaired other than at a cost which in is excess of 25% of the cost of replacing such Basic Element, then such Basic Element shall be replaced by Landlord, and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life as determined in accordance with general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time.

Section 6.4 Alterations, Additions, and Improvements. Tenant shall not make any alterations, additions, or improvements to the Premises (“Alterations”) without Landlord’s prior written consent, which consent shall not be unreasonably withheld, except that Landlord’s consent shall not be required for non-structural Alterations (including, without limitation, painting, carpeting, moving low voltage communications cables and any other non-structural Alterations) which cost in the aggregate for any one project less than One Hundred Thousand Dollars ($100,000) and which do not materially adversely affect the Building systems or the Building structure. All Alterations shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations. All Alterations done by Tenant shall be done in a good and workmanlike manner by duly licensed and insured contractors and in compliance with all laws. Tenant shall give Landlord at least ten (10) days prior written notice of the expected work commencement date of any Alterations which require Landlord’s consent.

Section 6.5 Condition upon Termination. Upon termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in substantially the same condition as on the Commencement Date (or, if Tenant has extended the Term, in the same condition as on the commencement of the most recent Option Term, as applicable), except for (i) ordinary wear and tear, (ii) damage due to casualty or condemnation, (iii) damage or matters which are Landlord’s

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obligation to repair under this Lease, and (iv) Alterations which Landlord is not entitled to require Tenant to remove as described below (all or some of which Tenant may elect to leave at the Premises or shall be entitled to remove at the end of the Term). In addition, Tenant shall remove from the Premises within 30 days after expiration of the Term (and shall continue to be liable for rent until such items are removed and possession of the Premises is restored to Landlord as required herein) all of Tenant’s furniture, trade fixtures, machinery and equipment, furnishings, signs, inventory and any and all other items of personal property including, without limitation, any materials or equipment that Tenant has installed for use in connection with Tenant’s business processes (such as intercom systems, security systems, computer equipment, table or floor lamps, microwave ovens, refrigerators, stand-alone heaters or fans, knitting machines and equipment, teleconferencing systems, telecommunication equipment, electrical devices and the like (collectively, the “FF&E”). Notwithstanding the foregoing, in no event shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord’s property) without replacing the same with materials or equipment of equal or better quality: power wiring or power panels; inset or recessed lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners and other heating or air conditioning equipment that are not portable; plumbing or sanitary equipment; or fencing or security gates. Landlord may require Tenant to remove Alterations installed by Tenant during the Term if, and only if, Landlord’s consent was required for such Alterations during the Term and Landlord informed Tenant in writing at the time of such consent that Landlord would require removal of same at the end of the Term. All Alterations, if any, which Landlord is permitted to require Tenant to remove hereunder but which Landlord does not require Tenant to remove (and which Tenant does not otherwise elect to remove) shall become Landlord’s property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease. Tenant shall repair, at Tenant’s expense, any damage to the Premises caused by Tenant’s removal of Alterations and FF&E; provided, however, that Tenant shall not be required to repaint the Premises or patch immaterial wall or floor penetrations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

Section 7.1 Landlord’s Obligation to Rebuild. If the Premises or any portion thereof is damaged or destroyed by fire or other casualty (a “Casualty”), Tenant shall as soon as reasonably practicable thereafter give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Section 7.5 unless Landlord or Tenant has the right to terminate this Lease as hereinafter provided and Landlord or Tenant elects to so terminate.

Section 7.2 Landlord’s Right to Terminate. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) insurance proceeds (together with any additional amounts Tenant elects, at its option, to contribute) are not available to Landlord to pay the cost to repair the Premises, (ii) Landlord’s independent architect determines that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials not caused by Landlord, earthquake faults and other similar dangers) within 360 days after the date of such Casualty, or (iii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and an independent architect selected by Landlord and reasonably approved by Tenant (“Landlord’s Architect”) determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) such damage will require more than sixty (60) days to repair. If Landlord elects to terminate this Lease following a Casualty pursuant to this Section 7.2, Landlord shall give Tenant written notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate effective as of the date of such notice; provided, however, that Tenant may nevertheless elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and shall pay the cost of such repairs, except that Landlord shall deliver to Tenant on a commercially reasonable construction draw basis any insurance proceeds received by Landlord or Landlord’s Lender for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord’s termination notice.

Section 7.3 Tenant’s Right to Terminate. Tenant shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials, earthquake faults and other similar dangers) within 360 days after the date of such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises, or (ii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that such damage will require more than sixty (60) days to repair, or (iii) the Premises are not actually repaired by Landlord to a substantially similar condition as existed prior to such Casualty within 380 days following such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises. If Tenant elects to terminate this Lease following a Casualty pursuant to this Section 7.3, Tenant shall give Landlord written notice of its election to terminate within thirty (30) days after receipt of

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Landlord’s Architect’s determination (or within 30 days of the applicable restoration period should Landlord fail to complete repairs during such period), and this Lease shall terminate as of the date of such notice of election to terminate.

Section 7.4 Effect of Termination. If this Lease is terminated following a Casualty pursuant to Section 7.2 or Section 7.3, Landlord shall, subject to the rights of its lenders, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except that any insurance proceeds payable under policies obtained by Tenant which specifically insure Tenant’s personal property or removable Alterations or any other improvements that Tenant was entitled to remove at the end of the Term shall be paid to Tenant. If neither Landlord nor Tenant elect to terminate this Lease in accordance with the terms and conditions set forth herein, this Lease will continue in full force and effect, and Landlord shall, as soon as reasonably practicable following notice of the Casualty and receipt of the amounts set forth in clause (i) of Section 7.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable.

Section 7.5 Scope of Obligation to Repair. Landlord’s obligation, should it elect or be obligated to repair the Premises following a Casualty, shall be limited to the Premises insured by Tenant under this Lease. The reasonable determination in good faith by Landlord’s Architect of or relating to the estimated time period required for repair or the interference with or suitability of the Premises for Tenant’s use or occupancy shall be conclusively presumed correct for purposes of this Article Seven.

Section 7.6 Temporary Reduction of Rent. If the Premises is destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, all Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree to which Tenant’s use of the Premises is impaired until the Premises are again ready for Tenant’s business operations; provided, however, that the foregoing Rent abatement shall apply only to the extent of proceeds received by Landlord from rental loss or rental interruption insurance unless the Casualty is caused by Landlord’s negligence or Landlord is in violation of Landlord’s obligations to repair or restore the Premises following the Casualty.

Section 7.7 Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a Tenant the right to terminate a lease in the event of the substantial or total destruction of the leased Premises. Tenant agrees that the provisions of this Article Seven shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction to the Premises by a Casualty.

ARTICLE EIGHT: CONDEMNATION

If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain (including any portion of the Premises which substantially interferes with Tenant’s ingress to or egress from the Premises) and cannot be restored so as not to materially interfere with Tenant’s use of the Premises, or sold under threat of a taking, either Tenant or Landlord may terminate this Lease effective as of the earlier of (i) the date possession is required to be surrendered to the authority, or (ii) the date actual possession is delivered to the authority. In addition, in the event (i) title to a portion of the Premises is taken or sold under threat of a taking and (ii) Landlord elects to restore the Premises in such a way as to alter the Premises materially or in such a way as to materially interfere with Tenant’s use of the Premises, Tenant may terminate this Lease, by written notice to Landlord, effective on the date of vesting of title. If Tenant has not elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of the condemnation award, proceed to restore the Premises to substantially its condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, or access or reasonable use of which, Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of any award for Landlord’s interest in the Premises. Notwithstanding the foregoing sentence, Tenant may assert a claim against the taking authority, but not against Landlord, for the taking of Tenant’s leasehold interest, options, personal property, fixtures and any other rights of property of Tenant, or for relocation or business interruption expenses recoverable from the taking authority.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

Section 9.1 Landlord’s Consent Required. No portion of the Premises or of Tenant’s interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant (collectively, a “Transfer”), without Landlord’s prior written consent (except as provided in Section 9.2 below), which consent shall not be unreasonably withheld, conditioned or delayed, as described in Section 9.4 below.

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Section 9.2 Tenant Affiliate. Tenant may effect a Transfer, without Landlord’s consent, to any entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from the merger of or consolidation with Tenant or acquiring all or substantially all of the assets of Tenant, or to any entity in which Tenant or its parent or affiliate maintains at least a 25% ownership interest (“Tenant’s Affiliate”).

Section 9.3 No Release of Tenant. No Transfer permitted by this Article Nine, whether with or without Landlord’s consent, shall release Tenant or change Tenant’s primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord’s acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one Transfer is not a consent to any subsequent Transfer.

Section 9.4 Landlord’s Consent. Tenant’s request for consent to any Transfer described in Section 9.1 shall set forth in writing the details of the proposed Transfer including the name, business of the prospective transferee, the prospective transferee’s financial statements and the basic leasing details of the proposed Transfer (e.g., the term of and the rent and security deposit). Landlord shall have the right to withhold consent, if reasonable, or to grant consent, within ten (10) days after receipt of such request (failing which, Landlord’s consent shall be deemed to have been given). If Landlord does not consent, Landlord shall provide detailed reasons for its disapproval. The parties hereby agree that the only reasonable reasons under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer are where one or more of the following apply: (i) the transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Premises; or (ii) the transferee intends to use the subject space for purposes which are not permitted under this Lease or (iii) the transferee, in Landlord’s reasonable judgment, does not have sufficient financial resources to discharge its obligations under the Lease on an ongoing basis.

Section 9.5 Permitted Occupants. Provided Tenant complies with the Permitted Occupant Conditions (as defined below), then, notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to allow employees of one or more entities with whom Tenant has a business relationship (“Tenant Venturers”) to use designated portions of the Premises without execution and approval by Landlord of a separate sublease for such use. The “Permitted Occupant Conditions” shall mean all of the following: (a) the permitted occupants shall only be employees of a Tenant Venturer, (b) such occupants shall use, in the aggregate at any one time, no more than 5,000 square feet of the Premises, (c) such use shall be on a temporary basis, and, in any event, no such occupant shall have the right to use the Premises for more than six (6) consecutive months, (d) Tenant shall provide Landlord with prior written notice of the intended presence on the Premises of any such occupants, (e) the Tenant Venturer employing such permitted occupants shall provide Landlord with satisfactory evidence of insurance covering the activities of their respective employees within the Premises, and (f) such right to use the Premises shall at all times be subordinate to the Lease.

ARTICLE TEN: DEFAULTS; REMEDIES

Section 10.1 Tenant Defaults. Tenant shall be in material default (“Default”) under this Lease:

(a) If Tenant fails to pay rent or any other charge within five (5) business days after the date due and such failure continues for five (5) business days after written notice of such failure; or

(b) If Tenant fails to perform any of Tenant’s non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion; or

(c) If a “Default” occurs and is continuing under Section 10.1 of any of the other leases between Landlord and Tenant entered into concurrently with this Lease for adjacent premises located at 17522, 17622 and 17632 Armstrong Avenue, Irvine, California (the “Other Leases”), unless Landlord hereunder is not at that time the landlord of the Other Lease under which the Default occurred.

Section 10.2 Remedies. During the continuance of a Default by Tenant as described in Section 10.1, Landlord may, at any time thereafter, upon statutory notice to Tenant:

1. Terminate Tenant’s right to possession of the Premises. No act by Landlord other than giving notice of termination to Tenant pursuant to this Section 10.2.1. or the other termination rights granted by Landlord hereunder shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. On termination, Landlord has the right to recover from Tenant:

(a) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

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(b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

(c) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

(d) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s Default.

“The worth, at the time of the award,” as used in subsections a, b and c, above, is to be computed by utilizing a discount rate of ten percent (10%) per annum and calculating the present value of the applicable rent to be paid over the applicable period.

2. Utilize the remedy described in California Civil Code section 1951.4 (which says landlord may continue the lease in effect after a tenant’s breach and abandonment and recover rent as it becomes due, if tenant has the right to sublet or assign subject to reasonable limitations). If an abandonment of the Premises by Tenant occurs or if Landlord elects to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the Term on terms and conditions as Landlord in its commercially reasonable discretion may deem advisable. If Landlord elects to so relet, then rentals received by Landlord from that reletting shall be applied: first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any reasonable cost of such reletting; third, to the payment of the reasonable cost of any alterations and repairs to the Premises that are Tenant’s obligation under this Lease; fourth, to the payment of rent due and unpaid under this Lease; and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable under this Lease. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent under this Lease, be less than the rent payable during that month by Tenant under this Lease, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly.

3. Landlord may, during the continuance of a Default by Tenant, cure the Default at Tenant’s cost provided Tenant is given notice and time to cure the Default and Landlord provides an additional notice that Landlord intends to cure Tenant’s Default under this Section 10.2(3). If Landlord cures Tenant’s Default after such notice by paying any sum or doing any act that was Tenant’s obligation under this Lease, the amount paid by Landlord (or the reasonable cost incurred by Landlord in performing the act) shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

Section 10.3 Cumulative Remedies; Mitigation. Landlord’s exercise of any right or remedy shall not prevent it from exercising any other right or remedy. Landlord shall use commercially reasonable efforts to mitigate damages in the event of a Default by Tenant under this Lease. In no event shall Landlord or Landlord Parties or Tenant or Tenant Parties be liable to the other for any consequential, punitive or other so-called “special” damages under this Lease.

Section 10.4 Landlord’s Defaults.

(a) General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of written notice from Tenant that the same was not paid when due; or (ii) in the event a failure by Landlord is other than (i) above, Landlord fails to perform such obligation within a reasonable time period with the expenditure of diligent efforts, but in no event more than thirty (30) days after the receipt of written notice from Tenant specifying Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord commences such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may exercise any of its rights provided in this Lease or at law or in equity. Any notice provided by Tenant pursuant to this Section 10.4(a) shall not be effective unless it is substantially

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concurrently delivered to the last known address of Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant). In no event shall Tenant be entitled to terminate this Lease as a result of a default of Landlord unless the default materially and adversely impacts Tenant’s ability to use a material portion of the Premises for its business operations and Tenant has first given written notice of intent to terminate to Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant) offering such Lender an additional 30 days beyond the notice and cure period granted to Landlord under this Lease, if any, in which to cure Landlord’s default.

(b) Abatement of Rent. In the event that Tenant is prevented from using the Premises or any material portion thereof (meaning that Tenant is unable to use that portion of the Premises in the normal course of its business) as a result of (i) any repair, maintenance or alteration negligently performed by Landlord, or which Landlord failed to perform, as required by this Lease; or (ii) the presence of, or cleanup or remediation activities in connection with, Hazardous Materials brought on the Premises by Landlord or a Landlord Party; or (iii) cessation of utilities or services caused by Landlord’s negligence or willful misconduct (any such set of circumstances as set forth in items (i) through (iii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord written notice of such Abatement Event, and if such Abatement Event continues for two (2) consecutive business days after such notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period (in either of such events, the “Eligibility Period”), then the Base Rent and Additional Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using the Premises, or a portion thereof, in the proportion that the floor area of the portion of the Premises that Tenant is prevented from using (“Unusable Area”), bears to the total floor area of the Premises. If Landlord has not cured such Abatement Event within one hundred eighty (180) days after receipt of written notice from Tenant, Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such 180-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days’ notice to Landlord and Landlord’s Lender (provided such Lender’s name and notice address were previously provided to Tenant) (the “Abatement Event Termination Notice”) during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the “Abatement Event Termination Date”), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (1) year, following the delivery of the Abatement Event Termination Notice. Tenant’s Abatement Event Termination Notice shall be null and void (but only in connection with the first notice sent by Tenant with respect to each separate Abatement Event) if Landlord or Landlord’s Lender(s) cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice.

ARTICLE ELEVEN: LENDERS

Section 11.1 Subordination, Non-Disturbance and Attornment. Landlord shall deliver to Tenant concurrently with the closing under the Purchase Agreement fully executed commercially reasonable non-disturbance agreement(s) (“SNDA’s”) in favor of Tenant from all existing ground lessors, mortgage holders or lien holders of Landlord, including Landlord’s Lender (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the SNDA’s are delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately), and, thereafter, Landlord shall deliver SNDA’s from all such parties who later come into existence with respect to the Premises or any portion thereof at any time prior to the expiration of the Term. Such commercially reasonable SNDA’s shall not modify the provisions of this Lease, shall include the obligation of any such ground lessor, mortgage holder, lien holder or successor landlord, upon taking title to the Premises, and so long as a Default by Tenant is not continuing, to not disturb Tenant’s right of possession of the Premises in accordance with the Lease, to recognize and accept all of Tenant’s rights under the Lease, including the right to offset certain amounts against Rent due hereunder, and to assume all of Landlord’s continuing obligations under this Lease as set forth herein. Subject to Tenant’s receipt of the SNDA’s described above, this Lease shall be subject and subordinate to all present and future ground or underlying leases of the Premises and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Premises or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Subject to Tenant’s receipt of the SNDA’s described above, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease. Subject to Tenant’s receipt of the SNDA’s described herein, Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

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Section 11.2 Estoppel Certificates. Within ten (10) business days following a request in writing by Landlord or Tenant, Tenant or Landlord, as the case may be, shall execute, acknowledge and deliver to the requesting party (the “Requesting Party”) an estoppel certificate in such commercially reasonable form as may be required by the Requesting Party, indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information regarding the status of the Lease reasonably requested by the Requesting Party. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Premises or by any assignee, sublessee or leasehold mortgagee, as the case may be. Landlord or Tenant, as the case may be, shall execute and deliver whatever other instruments may be reasonably required for such purposes.

ARTICLE TWELVE: LEGAL COSTS

In the event of any arbitration or suit under this Lease, reasonable attorneys’ fees and costs shall be awarded by a court or arbitrator to the prevailing party (as determined by the trier of fact) and are to be included in any judgment or award. In addition, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in enforcing any judgment arising from a suit or arbitration under this Lease including but not limited to post judgment motions, contempt proceedings, garnishment, levy and debtor and third party examinations, discovery and bankruptcy litigation, without regard to schedule or rule of court purporting to restrict such award. This post judgment or award of attorneys’ fees and costs provision shall be severable from any other provisions of this Lease and shall survive any judgment/award on such suit or arbitration and is not to be deemed merged into the judgment/award or terminated with the Lease. For the purpose of this provision, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of legal counsel (including external counsel and, to the extent fulfilling functions of an attorney at law, excluding de minimis administrative activities of, in-house counsel) to the parties hereto, which include printing, photocopying, duplicating, mail, overnight mail, messenger, court filing fees, cost of discovery, fees billed for law clerks, paralegals, investigators and other persons not admitted to the bar but performing services under the supervision or direction of an attorney. For the purpose of determining in-house counsel fees, the same shall be considered as those fees normally applicable to a partner in a law firm with like experience in such field.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

Section 13.1 Landlord’s Liability. Any Landlord who transfers in a bona fide transaction its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer and after receipt by Tenant of the written assumption of all of Landlord’s obligations under this Lease by the transferee; provided, however, that the foregoing shall not relieve a transferring Landlord of responsibility for defaults by such transferring Landlord existing prior to the date of such transfer. However, each Landlord shall deliver to its transferee all funds (including the Security Deposit) that Tenant previously paid to or deposited with Landlord if such funds have not yet been applied or returned under the term of this Lease. Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord’s interest in the Premises and the rents, profits, sale/financing proceeds and insurance proceeds therefrom, and in the assets of Landlord, but Landlord’s partners, shareholders, officers or other principals shall have no personal liability under this Lease.

Section 13.2 Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

Section 13.3 Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in the reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other.

Section 13.4 Incorporation of Prior Agreements. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.5 Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the Premises and the address for notice set forth in Article One. Notices to Landlord shall be delivered to the address for notice set forth in Article One. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

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Section 13.6 Waivers. All waivers must be in writing and signed by the waiving party. Landlord’s failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord, Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

Section 13.7 Memorandum of Lease. Landlord shall deliver to Tenant concurrently with the execution of this Lease a properly executed and notarized memorandum of this Lease to be recorded against the Premises in the form attached hereto as Exhibit “C” (the “Memorandum of Lease”) (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the Memorandum of Lease is delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately). Tenant shall pay any transfer costs or recording fees in connection therewith.

Section 13.8 Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant’s successor unless the rights or interests of Tenant’s successor are acquired in accordance with the terms of this Lease. The laws of the State of California, without regard to conflicts of law, shall govern this Lease. Each of the parties voluntarily submits to the jurisdiction of the courts of the State of California, and to exclusive venue in Orange County, California.

Section 13.9 Authority. Each person signing this Lease on behalf of Landlord and Tenant represents and warrants that he has full authority to do so and that this Lease binds the entity on whose behalf he or she is signing.

Section 13.10 Force Majeure. If Landlord or Tenant cannot perform any of its obligations due to events beyond such party’s control (other than the payment of money), the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party’s control include, but are not limited to, acts of God, war, civil commotion, terrorism, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, governmental regulation or restriction and weather conditions.

Section 13.11 Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. This Lease shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Section 13.12 Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

Section 13.13 Duty To Act Reasonably. Except as specifically set forth in this Lease to the contrary, any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action or exercise discretion, or grants Tenant or Landlord the right to make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.

Section 13.14 No Brokers. Landlord and Tenant each represent and warrant to the other that they have employed no broker and/or finder in connection with this Lease, or any other documents or matters relating to the Premises. In the event any claim, demand, or cause of action for brokerage and/or finder’s fees is asserted against a party to this Lease who did not request such services, the party through whom the broker or finder is making the claim shall protect, indemnify, defend and hold harmless the other party from and against any and all claims, demands and causes of action.

FOURTEEN: OTHER AGREEMENTS OF LANDLORD AND TENANT

Section 14.1 Signs. Tenant shall have the exclusive right to use, install and maintain exterior Building signs and/or monument signs at the Premises identifying its business provided such signs shall comply with all applicable local and state laws, rules, and regulations.

Section 14.2 Confidentiality Landlord acknowledges that the contents of this Lease and any related documents are confidential information. Landlord shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Landlord’s partners, administrators, consultants, financial, legal, and space planning consultants or a prospective or current purchaser, mortgagee, or ground or underlying lessor of the Building or the Project, and except as required by applicable law or in connection with a dispute or litigation hereunder or as required by a subpoena. Any press releases or announcements made in connection with the contents of this Lease and/or any related documents shall be subject to the prior approval of Tenant.

Section 14.3 Telecommunication Equipment. At any time during the Lease term, Tenant may, upon notice to Landlord, install, at Tenant’s sole cost and expense,

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telecommunication equipment upon the roof of the Building, without the payment of any additional charge, and Tenant shall have exclusive use of the roof of the Building. Tenant and Tenant’s service providers may use existing ducts and conduits as reasonably necessary to connect telephone and other communications services to the Premises, without any additional charge or fee. Tenant may also install, maintain, replace, remove or use, without any additional charge or fee therefor, any communications or computer wires and cables in or serving the Premises. Notwithstanding the foregoing, any damage resulting to the roof or any other portion of the Premises from Tenant’s or Tenant’s service providers’ installation of such telecommunication equipment shall be the sole responsibility of Tenant.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

“LANDLORD”

JS SJK L.P., a California limited liability company

By:

Its:

“TENANT”

ST. JOHN KNITS, INC.

By:

Its:

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Exhibit “A”

Legal Description

[to be attached]

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Exhibit B

Base Rent Increase Examples

Example 1

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 110

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $41,250 (110/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,250.

Example 2

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 120

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $45,000 (120/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is capped at $41,363.25.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,363.25.

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Example 3

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 105

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $39,375 (105/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is $39,887.88.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $39,887.88.

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Exhibit C

Form of Memorandum of Lease

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Dean Dunn-Rankin, Esq. Hewitt & O’Neil LLP 19900 MacArthur Blvd, Suite 1050 Irvine, CA 92612
(SPACE ABOVE THIS LINE FOR RECORDER’S USE)

MEMORANDUM

THIS MEMORANDUM OF LEASE (this “Memorandum”), dated as of the              day of                     , 2004, is made by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”) and JS SJK L.P., a California limited liability company (“Landlord”).

R E C I T A L S

A. Landlord is the fee simple title owner of that certain property commonly known as                     , legally described on Exhibit A attached hereto and made a part hereof (the “Premises”).

B. Landlord and Tenant have entered into that certain Lease Agreement dated as of                     , 2004 (the “Lease”), pursuant to which Landlord has agreed to lease to Tenant the Premises upon the terms and conditions set forth in the Lease.

C. Landlord and Tenant desire to set forth certain terms and provisions contained in the Lease in this Memorandum for recording purposes.

NOW, THEREFORE, for and in consideration of the rents reserved and the covenants and conditions set forth in the Lease, Landlord and Tenant do hereby covenant, promise and agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2. Grant of Lease. Pursuant to the Lease and this Memorandum, Landlord demises and leases to Tenant and Tenant leases from Landlord the Premises upon the terms and conditions set forth in the Lease.

3. Commencement Date. The Term of the Lease shall commence on the date specified in the Lease.

4. Expiration Date. The Term of the Lease shall expire, unless sooner terminated or unless extended or renewed as provided therein, at the end of the first full month occurring one hundred eighty (180) months after the Commencement Date.

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5. Rent. The Rent due and payable from Tenant to Landlord for the Term of the Lease and any extension term shall be determined and shall be payable pursuant to the terms and provisions of the Lease.

6. Options to Extend. Tenant has three (3) options to extend the Term of the Lease for consecutive terms of sixty (60) months each and one (1) additional option to extend the Term of the Lease for a term of fifty-nine (59) months, subject to and on the terms and conditions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first written above.

LANDLORD:	TENANT:
JS SJK L.P., a California limited liability company	St. John Knits, Inc.

By:	By:
Name:	Name:
Title:	Title:

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STATE OF	)
)
COUNTY OF	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                                                               personally known to me to be the                                                   of                                                                               a                                      corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such                         , signed and delivered the said instrument, pursuant to authority, given by the Board of Directors of said corporation as                      free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this              day of                     , 20    .

Notary Public

My commission expires:

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EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

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Exhibit E-3

LEASE AGREEMENT

(Single Tenant Net)

This Lease Agreement (this “Lease”) is made this                      day of                     , 2004, by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”), and JS SJK L.P., a California limited liability company (“Landlord”), based upon the following facts:

RECITALS

A. Pursuant to that certain Purchase Agreement dated June 11, 2004, between Tenant, as Seller, and Landlord, as Buyer (the “Purchase Agreement”), Landlord has purchased that certain real property more particularly described on Exhibit “A” attached hereto (the “Land”) located at 17622 Armstrong in the City of Irvine, County of Orange, State of California, together with a building containing approximately 26,195 square feet of floor area, including tenant improvements (the “Building”), an exterior surface parking area (the “Parking Area”) and related exterior improvements, including, but not limited to, lighting, access rights and landscaping (the “Exterior Improvements”). The Land, the Building, the Parking Area and the Exterior Improvements are collectively called the “Premises.”

B. Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals (and those in the Purchase Agreement, all of which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE ONE: BASIC TERMS

Section 1.1 Lease Term. The term of this Lease (the “Term”) shall commence on the date (the “Commencement Date”) immediately following the Closing Date (as that term is defined in the Purchase Agreement) and expire on the last day of the 180th full calendar month thereafter (if the Commencement Date is not the first day of a calendar month, the last month of the initial Term shall include such additional days as may be required to cause the initial Term to end on the last day of a calendar month). The initial Term may be extended by Tenant for three (3) additional 60-month periods and one (1) additional 59-month period in accordance with Section 2.3.

Section 1.2 Permitted Uses: (See Article Five) General office, administrative, research and development, warehouse, distribution, manufacturing, assembly, retail and commercial uses as permitted by then existing law; provided, however, that Landlord’s prior written approval shall be required for any change in use that requires a variance or other change in then-current zoning.

Section 1.3 Vehicle Access and Parking: Subject to the terms of this Lease, Tenant shall be entitled to the exclusive use of the Premises and every part thereof, including, without limitation, all entranceways and driveways serving the Premises and the Parking Area for vehicle parking purposes and ingress and egress to and from the Premises; provided, however, the parties acknowledge that the Premises is subject to all matters of record as of the date hereof, including, without limitation, the terms of that certain Reciprocal Driveway Easement Agreement (the “REA”) recorded prior to or concurrently with the closing under the Purchase Agreement as specified therein (whereby the Premises is entitled to and encumbered by certain ingress and egress rights with certain adjacent premises as specified in the REA). All parking spaces shall be available to Tenant throughout the Term, 24 hours per day, free of charge.

Section 1.4 Rent and Other Charges Payable by Tenant:

(a) BASE RENT: For the initial 15-year Term, base rent (“Base Rent”) for the Premises shall be Thirty-Nine Thousand Two Hundred Ninety-Three Dollars ($39,293) per month, subject to increase as set forth below. If Tenant exercises an option to extend the Term of this Lease pursuant to Section 2.3, monthly Base Rent for the first year of the applicable Option Term shall be determined as set forth in Section 2.3, and the same shall be subject to increase as set forth in Section 1.4(c), below (i.e., at the start of the 31st full calendar month following the commencement of the applicable Option Term).

(b) OTHER PERIODIC PAYMENTS: (i) Property Taxes (See Section 4.2); (ii) Utilities (See Section 4.3); (iii) Insurance Premiums (See Section 4.4)

(c) BASE RENT INCREASES: The monthly Base Rent shall be increased during the initial Term at the commencement of the 31st, 61st, 91st, 121st and 151st full calendar months following the Commencement Date (and, if Tenant exercises an option to extend, at the

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commencement of the 31st full calendar month following the commencement of the applicable Option Term) (each such date is hereinafter called a “Rental Adjustment Date”) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the Los Angeles – Riverside – Anaheim area, 1982-1984 = 100) (the “Index”) as follows: The monthly Base Rent in effect immediately before each Rental Adjustment Date (the “Comparison Base Rent”) shall be increased by the percentage that the Index has increased from the date on which payment of the Comparison Base Rent began (the “Comparison Date”) through the end of the month in which the applicable Rental Adjustment Date occurs (each such period a “Rental Adjustment Period”); provided, however, that such increase for any Rental Adjustment Period shall be no less than 2.5% per annum, but no more than 4% per annum (except that such 4% annual cap shall be increased to a 5% annual cap at the end of the 10th full Lease year, that is, for the adjustments commencing with the adjustment at the start of the 151st month of the Term) on a compounded, cumulative basis. A numerical example of such Base Rent increase mechanism is provided in Exhibit “B” attached hereto. Landlord shall notify Tenant of each increase by a written statement. Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord’s notice may be given not more than three (3) months after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord’s notice of such increase within ten (10) days after Landlord’s notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord’s notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) (except the arbitrators shall determine the substitute index rather than the Option Rent). The costs of arbitration shall be borne equally by Landlord and Tenant.

Section 1.5. Addresses for Notices and Payments:

Address of Landlord: c/o Optima Asset Management, 1600 Dove Street, Suite 480, Newport Beach, CA 92660

Address of Tenant: 2722 Michelson Drive, Irvine, California 92612 Attention: CFO

Section 1.6. Security Deposit. Tenant shall deposit with Landlord upon execution hereof an amount equal to the first two months’ Base Rent as security for Tenant’s faithful performance of its obligations under the Lease (the “Security Deposit”). If a Default (as defined in Section 10.1) by Tenant occurs under this Lease, then during the continuance of such Default Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, expense, loss or damage that Landlord has suffered or incurred by reason thereof. If Landlord uses or applies all or any portion of the Security Deposit in accordance with the foregoing requirements, Tenant shall within ten (10) days after written request therefor deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by the Lease. The Security Deposit shall not bear interest and may be commingled with other funds of Landlord. Provided a Tenant Default is not then continuing under this Lease, the Security Deposit shall be returned to Tenant, without interest, within thirty (30) days after the expiration of Term.

ARTICLE TWO: LEASE TERM

Section 2.1 Lease of Premises For Lease Term. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.1 above and shall begin and end on the dates specified in Section 1.1 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The “Commencement Date” shall be the date specified in Section 1.1 above for the beginning of the Lease Term.

Section 2.2 Possession; Waiver of Distraint. The parties acknowledge that Tenant is currently occupying the Premises and that Landlord shall be deemed to have delivered possession of the Premises to Tenant on the Commencement Date. Title to all of Tenant’s FF&E (as defined in Section 6.6, below) shall remain in Tenant and Tenant alone shall be entitled to claim depreciation therefor. Landlord hereby waives, releases and relinquishes any and all rights of distraint, levy, attachment or recourse to the FF&E. Although the foregoing waiver, release and relinquishment shall be self-operative without the necessity for any further instrument or document, Landlord hereby agrees to furnish Tenant or any vendor or other supplier under any conditional sale, chattel mortgage or other security arrangement, any consignor, and holder of reserved title or any holder of a security interest, upon written request from time to time, waivers reasonably satisfactory to Tenant of Landlord’s right to distraint, levy, attachment or recourse with respect thereto and exempting the same from distraint, levy, attachment or recourse.

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Section 2.3 Options to Extend Term.

(a) Option Right. Landlord hereby grants to Tenant four (4) options to extend the Term as to the entire Premises for a period of 60 months each, except that the last option shall be for a period of 59 months (each of the foregoing option terms is referred to hereinafter as an “Option Term”), which options shall be exercisable by written notice delivered by Tenant to Landlord as provided below. Upon the exercise of any such option to extend, the then-existing Term shall be extended for a period of 60 months (59 months for the last option) on the same terms and conditions as set forth in this Lease, except that monthly Base Rent for the first year of the Option Term shall be determined as set forth below.

(b) Option Rent. The annual Base Rent payable by Tenant for the first year of any Option Term shall be equal to 95% of the “Fair Market Rental Rate,” as that term is defined in Section 2.3(e), below, but in no event shall the annual Base Rent payable by Tenant for the first year of any Option Term be less than the annual Base Rent in effect immediately prior to the start of such Option Term. The Base Rent payable throughout the Option Term, including during the first year, is referred to hereinafter as the “Option Rent.” The monthly Option Rent determined for the first year of an Option Term shall subject to increase at the start of the 31st full calendar month during such Option Term in accordance with the Base Rent increase procedures set forth in Section 1.4(c).

(c) Exercise of Option. The options contained in this Section 2.3 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice (the “Option Interest Notice”) to Landlord not more than 12 months or less than 9 months prior to the expiration of the initial Term or the immediately preceding Option Term, as the case may be, stating that Tenant is interested in exercising its option for the Premises; (ii) Landlord, after receipt of the Option Interest Notice, shall deliver notice (the “Option Rent Notice”) to Tenant not less than 30 days after Tenant’s Option Interest Notice, setting forth Landlord’s determination of the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the later of (A) the date occurring 6 months prior to the expiration of the initial Term or immediately preceding Option Term, as applicable, and (B) the date occurring thirty (30) days after Tenant’s receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below. Additionally, if Tenant has not previously delivered the Option Interest Notice, Tenant may nonetheless irrevocably exercise the option by delivering written notice thereof to Landlord at any time on or before the date occurring 6 months prior to the expiration of the initial Term, or immediately preceding Option Term, as applicable, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below.

(d) Determination of Fair Market Rental Rate. If Tenant timely and appropriately objects to the Fair Market Rental Rate, Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate, using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement on or before the date which is five (5) months prior to the expiration of the Term or the immediately preceding Option Term, as applicable (each such date, an “Outside Agreement Date”), then each party shall make a separate determination of the Fair Market Rental Rate within five (5) business days after the applicable Outside Agreement Date, and such determinations shall be exchanged with each other in sealed envelopes at a meeting held within two (2) business days after such 5-business day period. If neither party accepts the other’s determination of the Fair Market Rental Rate, and if Tenant at that time fails to rescind its option to renew (which Tenant shall have the right to do by notice to Landlord given prior to submittal to arbitration), then such determinations of the Fair Market Rental Rate shall be submitted to arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) below.

(i) Landlord and Tenant shall each appoint one arbitrator who shall be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial industrial properties in the Irvine area in which the Premises is located. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate, as determined by the arbitrators, taking into account the requirements of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed “Advocate Arbitrators.”

(ii) The two (2) Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator (“Neutral Arbitrator”) who shall be qualified under the same criteria set forth in Section 2.3(d)(i) for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either parties’ Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or

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subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel.

(iii) The three (3) arbitrators shall within thirty (30) days of the appointment of the Neutral Arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rental Rate, and shall notify Landlord and Tenant thereof. Whichever Fair Market Rental Rate is selected by the arbitrators shall become the then applicable Fair Market Rental Rate. The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(iv) If either Landlord or Tenant fails to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, then either party may petition the presiding judge of the Superior Court of Orange County to appoint such Advocate Arbitrator subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

(v) If the two (2) Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint the Neutral Arbitrator, subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator (or if no judge having jurisdiction is willing to act, the Judicial Arbitration and Mediation Service located closest to the Premises). The cost of the arbitration shall be paid by Landlord and Tenant equally.

(e) Fair Market Rental Rate. The “Fair Market Rental Rate” shall be equal to the annual Base Rent, at which tenants, as of the commencement of the applicable Option Term, are, pursuant to brokered transactions completed within the twelve (12) month period prior to the exercise of the applicable option, leasing non-renewal, non-equity, non-affiliated space for a comparable use (based on the use to which Tenant is then putting the Premises) that is comparable in size, location and quality to the Premises, for a similar lease term, in an arms length transaction, which comparable space is located in the Irvine area (“Comparable Transactions”), taking into consideration all monetary and non-monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions and the financial condition and credit history of Tenant and the other tenants in such Comparable Transactions, and taking into account the fact that rental increases during the Option Term are already provided for in this Lease, but excluding the value of any improvements installed or paid for by Tenant.

Section 2.4 Holding Over. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease, as the same may be extended as provided above, and Landlord thereafter accepts rent from Tenant, Tenant’s occupancy of the Premises shall be a “month-to-month” tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy except that the monthly Base Rent shall be increased for the first 60 days of holdover to 110% of the monthly Base Rent in effect at the end of the Term and thereafter to 125% of the monthly Base Rent in effect at the end of the Term (in each case prorated on a daily basis for holdovers of partial months).

ARTICLE THREE: BASE RENT

Section 3.1 Time and Manner of Payment. Upon the Commencement Date, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.4 above for the first month of the Lease Term, prorated for any partial month. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand except as otherwise provided herein. Base Rent shall be payable at Landlord’s address or at such other place as Landlord may designate in writing.

Section 3.2 Late Charge. If Tenant fails to pay any installment of Base Rent or any other payment for which Tenant is obligated to pay Landlord under this Lease within five (5) business days following written notice of such failure, then Tenant shall pay to Landlord as additional rent a late charge equal to three percent (3%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

Section 4.1 Additional Rent. All charges payable by Tenant under this Lease other than Base Rent are called “Additional Rent”. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due on the later of (i) fifteen (15) days after receipt of Landlord’s invoice or statement therefor, or (ii) the next monthly installment of Base Rent. The term “rent” shall mean Base Rent and Additional Rent.

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Section 4.2 Property Taxes.

(a) Real Property Taxes. Tenant shall pay all real property taxes on the Premises during the Term. Subject to Section 4.2(d) below, such payment shall be made prior to the penalty date for such taxes. At Landlord’s request, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time after the Term. If Tenant fails to pay the real property taxes when due, or if Tenant fails to timely furnish Landlord with satisfactory evidence that the real property taxes have been paid as set forth above, Landlord may, after fifteen (15) days prior notice to Tenant and Tenant’s failure to pay the real property taxes and furnish Landlord with satisfactory evidence of such payment within such 15-day period, pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

(b) Definition of Real Property Tax. “Real property tax” means: (i) any fee, license fee, license tax, business license fee, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Premises; and (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency. “Real property tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes, any tax on Landlord’s right to receive, or the receipt of, rent or income from the Premises or against Landlord’s business of leasing the Premises, all of which excluded taxes shall be the responsibility of Landlord. All real property taxes and assessments shall be paid over the longest installment period generally available (i.e., available to taxpayers upon whom such assessments are imposed without penalty or default) unless Tenant elects to pay same over a shorter installment period.

(c) Personal Property Taxes. Tenant shall pay in a timely manner all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxed separately from the Premises.

(d) Tenant’s Right to Contest Taxes. Tenant may attempt to have the assessed valuation of all or part of the Premises or Tenant’s personal property reduced or may initiate proceedings to contest the real property taxes or personal property taxes or may seek to obtain one or more real property tax or personal property tax credits in connection with the Premises or its operations at the Premises. If requested by Tenant, Landlord shall cooperate with Tenant in such matters. If required by law, Landlord shall join in any proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings. If Tenant does not pay real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant posts bond from an admitted surety in the amount necessary to protect the Premises from the lien of the unpaid taxes; provided, however, that if applicable law or Landlord’s lender requires that the taxes being contested by Tenant be paid (under protest) during such contest, then Tenant shall make such payment (under protest). The amount of such bond shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant’s action is unsuccessful. The bond made shall be applied to the real property taxes due, as determined at such proceedings (or upon Tenant’s earlier payment of taxes under protest or otherwise), with any excess being disbursed to Tenant. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant’s contest of taxes results in a reimbursement by one or more taxing authorities of some or all of the tax payments previously made by Tenant under this Lease, or a credit to Tenant against future tax payments, Tenant shall be entitled to the full amount of such reimbursement or credit.

Section 4.3 Utilities. Tenant shall pay before delinquency, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services used at the Premises or supplied to the Premises at Tenant’s request. In case of a failure or interruption in utilities or services to the Premises, Landlord shall fully cooperate with Tenant (and no out-of-pocket cost to Landlord unless the failure or interruption was caused by Landlord’s negligence or willful misconduct) to have the interrupted utilities/services restored.

Section 4.4 Indemnity and Insurance.

(a) Tenant’s Indemnity. Tenant shall indemnify, defend (with attorneys reasonably satisfactory to Landlord), and hold Landlord and its representatives, agents, owners, employees and contractors (collectively, “Landlord Parties”) harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of the use of the Premises by Tenant or Tenant Parties (as defined in Section 5.3(a)) or from the conduct of Tenant’s business, or from any activity, work, or thing done or permitted by Tenant or Tenant Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Landlord or Landlord Parties; or

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(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Landlord:

(i)	notifies Tenant of the claim or liability in writing within sixty (60) days after the Landlord receives written notice of the claim or liability;

(ii)	permits Tenant to defend or settle against the claim or liability, so long as Landlord is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Tenant in any defense of settlement against the claim or liability.

(b) Landlord’s Indemnity. Landlord shall indemnify, defend (with attorneys reasonably satisfactory to Tenant), and hold Tenant and Tenant Parties harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of any activity, work, or thing done by Landlord or Landlord Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Tenant or Tenant Parties; or

(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Tenant:

(i)	notifies Landlord of the claim or liability in writing within sixty (60) days after the Tenant receives written notice of the claim or liability;

(ii)	permits Landlord to defend or settle against the claim or liability, so long as Tenant is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Landlord in any defense of settlement against the claim or liability.

(c) Liability Insurance. Tenant, at Tenant’s own cost and expense, will provide and keep in full force and effect during the term of this Lease, commercial general liability insurance with limits of not less than Two Million Dollars ($2,000,000) covering bodily injury to persons, including death and loss of or damage to real and personal property. Such insurance may be provided under Tenant’s blanket public liability insurance policy. During the term of the Lease, Landlord and Landlord’s lender (“Landlord’s Lender”) shall be named as an additional insured under such insurance. A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days after the commencement of the Term hereof. Such certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation or material modification of its terms.

(d) Mutual Waiver of Claims. Landlord and Tenant do each herewith and hereby release and relieve the other, and waive their claim of recovery for loss or damage to property arising out of or incident to fire, lightning or other insurable perils, to the extent covered by insurance maintained by Landlord or Tenant (or the insurance required to be maintained hereunder), whether or not such loss or damage is due to the negligence of Landlord or Tenant, Landlord Parties or Tenant Parties, or their agents, employees, guests, licensees, invitees or contractors.

(e) Mutual Waiver of Subrogation. Each of Landlord and Tenant shall use their commercially reasonable best efforts to have their respective insurance carriers to waive all rights of subrogation against the other party hereto to the extent of Landlord’s or Tenant’s undertaking set forth in Section 4.4(a) or 4.4(b) and Section 4.4(d).

(f) Property Insurance. Tenant shall, at Tenant’s expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the tenant improvements in the Premises (exclusive of Tenant’s trade fixtures, equipment and other personal property) in the amount of the full replacement value thereof including cost associated with “civil or ordinance of law”, without depreciation or deduction (and such insurance may provide for a commercially reasonable deductible, the parties hereby agreeing that Tenant’s deductibles in place as of the date of execution of the Purchase Agreement are commercially reasonable), providing protection against all perils included in a Causes of Loss—Special Form (commonly known as “All-Risk”) policy and, if the Premises are in a flood zone, flood insurance. All insurance shall provide for payment of loss thereunder to

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Landlord, Landlord’s Lender and Tenant as their respective interests may appear. Such insurance policies may be carried under blanket policies covering other properties of Tenant and/or its affiliates so long as such blanket policies provide insurance at all times for the Premises as required by this Lease, and shall provide that such policies may not be canceled without at least ten (10) days prior written notice to Landlord. All policies of insurance required to be carried by Tenant or Landlord under this Lease shall be maintained with insurance companies qualified to do business in California holding a General Policyholders Rating of “B+” and a Financial Rating of “VII” or better, as set forth in the most current issue of Best’s Insurance Guide or a BBB financial strength rating by Standard and Poor’s.

(g) Workers Compensation Insurance. Tenant shall at all times carry workers compensation insurance as required by law.

(h) Earthquake and Flood. If required by Landlord’s lender because the Probable Magnitude of Loss on the Premises exceeds 20% of the full replacement cost of the Premises, then Tenant shall obtain and maintain earthquake insurance coverage on the Premises (with such deductibles as Tenant may deem reasonable) to the extent such coverage is commercially available. If required by Landlord’s lender because the Premises are in a flood zone, Tenant shall maintain flood insurance on the Premises (with such deductibles as Tenant may deem reasonable).

(i) Landlord’s Insurance. Within fifteen (15) days after written notice from Tenant to Landlord given from time to time during the Term, Landlord shall notify Tenant of the insurance premium cost (the “Cost Notice”) to Landlord to obtain (i) commercial general liability insurance with limits specified by Tenant covering Landlord (and Tenant as an additional insured) against bodily injury to persons, including death and loss of or damage to real and personal property, and/or (ii) rental loss insurance covering the Base Rent and additional rental payable under this Lease over a one (1) year period. Within fifteen (15) days after receiving the Cost Notice, Tenant may elect to direct Landlord to obtain some or all of such insurance at Tenant’s cost (and in that regard, Tenant shall reimburse Landlord within thirty (30) days after receipt of Landlord’s statement or invoice for the insurance premium cost of obtaining same, which statement or invoice shall be accompanied by reasonable evidence of the amounts owing). A certificate evidencing such insurance coverage shall be delivered to Tenant not less than fifteen (15) days after Tenant’s election to have Landlord obtain such insurance, which certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation. If Tenant elects to have Landlord obtain such insurance, Tenant may thereafter notify Landlord that Tenant no longer desires Landlord to maintain such insurance at Tenant’s cost, in which case Tenant shall not be obligated to reimburse Landlord for insurance premiums applicable to time periods beyond the expiration date of the applicable policy(ies) obtained by Landlord at Tenant’s request as provided above.

ARTICLE FIVE: USE OF PREMISES

Section 5.1 Permitted Uses. Tenant may use the Premises for some or all of the Permitted Uses set forth in Section 1.6 above.

Section 5.2 Manner of Use. Tenant shall not use the Premises in any way which constitutes a violation of any law, ordinance, or governmental regulation or order regulating the manner of use by Tenant of the Premises or which constitutes a public nuisance; provided, however, that (A) Tenant’s violation of, or failure to comply with, applicable laws regulating Tenant’s employment practices shall not be considered a default under this Section 5.2 unless a governmental entity brings or threatens in writing to bring action against Landlord as a result of such violation or failure; (B) Tenant shall not be deemed in default under this Section 5.2 to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of this Lease; and (C) Tenant’s obligations with respect to Hazardous Materials shall be governed exclusively by Section 5.3. Tenant shall have no obligation to comply with applicable laws to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of the Lease. Tenant shall have the right to contest by appropriate legal proceedings the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein described.

Section 5.3 Hazardous Materials.

(a) Use. Except as (i) used by Tenant to carry out its obligations under the terms of this Lease or (ii) used in connection with Tenant’s intended use of the Premises, Tenant shall not generate, release, store, treat, or dispose of Hazardous Materials on the Premises without the prior written consent of Landlord. With regard to Hazardous Materials that Tenant proposes to use on the Premises for purposes other than those identified in (i) or (ii) above, Landlord shall, taking into account such factors as Landlord may reasonably determine to be relevant, promptly grant or withhold consent to the proposed use of Hazardous Materials. Landlord’s consent shall not be unreasonably withheld. Notwithstanding (i) above, all use by Tenant, Tenant’s subsidiaries and affiliates (“Tenant Affiliates”), Tenant Venturers (as defined in Section 9.5) or Tenant’s representatives, agents, employees, business invitees, consultants, contractors and

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subtenants (collectively, and including Tenant Affiliates and Tenant Venturers, “Tenant Parties”) of Hazardous Materials on the Premises shall be carried out in strict compliance with applicable federal, state, and local laws, ordinances, and regulations.

(b) Indemnification. Tenant shall indemnify, defend, and hold harmless Landlord from any and all claims of liability asserted against Landlord and Landlord Parties by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release, or threat of release, of a Hazardous Material existing at or emanating from the Premises, to the extent caused by Tenant or Tenant Parties during or prior to the Term of this Lease, or to the extent caused by any third party other than Landlord or Landlord Parties during the Term (provided, however, that Tenant shall have no indemnification obligations, and no liability under this Lease, with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties). Other than those matters for which Tenant is obligated to indemnify Landlord, Landlord shall indemnify, defend, and hold harmless Tenant from and against any and all claims of liability asserted against Tenant by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release or threat of release of any Hazardous Material existing at or emanating from the Premises to the extent caused by Landlord or Landlord Parties during or after the Term of this Lease or to the extent caused by any third party other than Tenant or Tenant Parties with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties. Neither party shall be required to indemnify, defend or hold harmless the other for any Hazardous Material existing at or emanating from the Premises prior to the Term of this Lease due to the acts or omissions of a third party; provided, however, that Landlord and Tenant each shall have the right (and each party shall reasonably cooperate with the other in that regard) to enforce for its own benefit the terms of the environmental indemnification/remediation provisions set forth in or implemented pursuant to (a) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated March 12, 1996, and (b) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated January 15, 1996 (collectively, the “Environmental Indemnity Agreements”) covering certain existing Hazardous Material contamination and remediation currently taking place at the Premises.

(c) Investigation and Remediation. Tenant shall promptly, at Tenant’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises pertaining to or involving any Hazardous Materials for which Tenant is required to indemnify Landlord as described above. Landlord shall cooperate (at no out-of-pocket cost to Landlord) in any such activities at the request of Tenant. Landlord shall promptly, at Landlord’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises, pertaining to or involving any Hazardous Materials for which Landlord is required to indemnify Tenant as described above. Tenant shall cooperate (at no out-of-pocket cost to Tenant) in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities.

(d) Definition. For purposes of this Section 5.3, the term “Hazardous Materials” shall mean any dangerous waste, hazardous waste, or hazardous substances as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. § 6901 et seq.), or similar state statutes, as amended.

Section 5.4 Landlord’s Access. Subject to the security requirements of Tenant and governmental security regulations, Landlord may enter the Premises at all reasonable times to show the Premises to potential buyers, investors or (during the last 6 months of the Term) tenants, to inspect the Premises, or to discharge Landlord’s obligations as permitted or required under this Lease; provided, however, any such entry into the Premises by Landlord shall be performed in a manner so as not to interfere with Tenant’s use of, or ingress or egress to, the Premises and, at Tenant’s election, shall be in the company of a representative of Tenant. Landlord shall give Tenant at least 48 hours’ prior notice of such entry, except in the case of an emergency. Any work performed in connection with such entry shall be performed in a good and workmanlike manner and with due diligence so as not to interfere with Tenant’s use of the Premises. No work shall result in a diminution of Tenant’s floor area, and Landlord shall not store any materials in the Premises. After completion of any such work, Landlord shall restore the Premises as closely as possible to the condition existing immediately prior to the commencement of such work. Any proprietary information obtained by Landlord as a result of such entry shall be kept strictly confidential.

Section 5.5 Quiet Enjoyment. So long as this Lease is not terminated following a default by Tenant, Landlord covenants that Tenant shall have the right to occupy and enjoy the Premises for the full Lease Term on all the terms and provisions of this Lease.

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ARTICLE SIX:

CONDITION OF PREMISES; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.1 Existing Conditions. Tenant shall accept the Premises subject to all recorded matters, laws, ordinances, and governmental regulations; provided, however, that Tenant shall have the right to approve in advance any restrictions or encumbrances hereafter placed against the Premises which decrease Tenant’s rights or increase Tenant’s obligations under this Lease, and Landlord shall not place any such restrictions or encumbrances against the Premises without such prior approval by Tenant.

Section 6.2 Landlord’s Obligations. Without limitation on the provisions of Sections 5.2, 5.3, 6.3(b), 6.3(c), Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall maintain and repair (and replace, as necessary) throughout the Term of this Lease, at Landlord’s expense, all structural elements of the Premises, including without limitation the foundation, structural columns, footings, exterior walls, slab and structural portions of the roof, as well as subterranean elements of the Land (including sinkholes) and re-asphalting (if necessary) of the Parking Area (as opposed to slurry sealing, which shall be Tenant’s responsibility), except to the extent that the need for such maintenance and repairs are caused by the negligence or willful misconduct by Tenant or Tenant Parties, in which case Tenant shall be responsible for such maintenance and repairs except to the extent the same are covered by insurance maintained by Landlord. If Landlord fails to maintain or repair the Premises as required by this Section 6.2 or fails to discharge its obligations under any other provisions of this Lease, Tenant may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Landlord (and Landlord’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), perform such maintenance or repair or other obligation on behalf of Landlord. In such case, Landlord shall reimburse Tenant for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Tenant’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Landlord shall be done in a good and workmanlike manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Landlord shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

Section 6.3 Tenant’s Obligations.

(a) General. Except for Landlord’s obligations under Section 6.2, 6.3(b), 6.3(c) or as provided elsewhere in this Lease, Tenant shall at Tenant’s expense keep all portions of the Premises in good order, condition and repair, including the landscaping, irrigation, Parking Area (including ingress and egress, slurry surfacing, striping, lighting and directional signs), the roof membrane, gutters, drains, HVAC, telecommunications, electrical, mechanical, plumbing, fire sprinklers. If Tenant fails to maintain or repair the Premises as required by this Section 6.3, Landlord may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Tenant (and Tenant’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), enter the Premises and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Landlord’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Tenant shall be done in a good and workman like manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the first class condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Tenant shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

(b) Capital Expenditures to Comply With New Laws. If applicable laws, covenants or restrictions of record, building codes, regulations and ordinances (“Applicable Requirements”) in effect on the Commencement Date are changed, or if new Applicable Requirements are enacted after the Commencement Date, so as to require during the Term of this Lease the construction of an addition to or an alteration of the Building or Premises or other physical modification of the Building or Premises (“Capital Expenditure”), Landlord and Tenant shall allocate the cost of such work as follows: If such Capital Expenditure is required as a result of the specific and unique use of the Premises by Tenant as compared with uses by tenants in general, Tenant shall be fully responsible for the cost thereof, provided, however that if such

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Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months’ Base Rent, Tenant may instead terminate this Lease unless Landlord notifies Tenant, in writing, within ten (10) days after receipt of Tenant’s termination notice that Landlord has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months’ Base Rent. If Tenant elects termination, Tenant shall deliver to Landlord written notice specifying a termination date at least sixty (60) days thereafter. If such Capital Expenditure is not the result of the specific and unique use of the Premises by Tenant (for example, but not limited to, governmentally mandated seismic modifications), then Landlord shall promptly make the Capital Expenditure and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost thereof by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is determined by general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time; provided, however, that if such Capital Expenditure is required during the last year of this Lease and if Landlord or Tenant reasonably determines that it is not economically feasible to pay its share thereof, Landlord or Tenant shall have the option to terminate this Lease upon ninety (90) days prior written notice to the other unless the other party commits, in writing, within ten (10) business days after receipt of the termination notice, that it will pay for such Capital Expenditure (however, if Landlord seeks to terminate under the preceding clause, Tenant may exercise its option to extend the Term, if available, within thirty (30) days of Landlord’s notice to prevent such termination). If Landlord does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Tenant may, without limitation on any other rights or remedies, advance such funds and deduct same (together with interest at 5% above the then existing Bank of America, Los Angeles, “prime rate”) from Rent until Landlord’s share of such costs have been fully paid. If the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Tenant on an offset basis, Tenant shall have the right, in addition to any other rights and remedies, to terminate this Lease upon thirty (30) days written notice to Landlord. It is the intent of the parties that the above provisions shall apply only to newly enacted or new changes to Applicable Requirements after the Commencement Date. If, for example, Tenant elects to make modifications to the Premises which trigger the requirement that additional modifications be made to comply with ADA requirements existing on the Commencement Date, such additional modifications would not be the result of newly enacted or new changes to Applicable Requirements and thus would be the responsibility of Tenant.

(c) Replacement of Basic Elements. Subject to the later provisions hereof, Tenant’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in as good operating order and condition as on the Commencement Date, ordinary wear and tear, casualty and condemnation excepted. As used herein, the term “Basic Elements” shall mean all of the Building’s basic systems and equipment, including, without limitation, (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof membrane, covering and drains, (vi) electrical systems, (vii) plumbing systems, (viii) mechanical systems, if any, and (ix) life-safety systems. If any of the Basic Elements require repair but cannot be repaired other than at a cost which in is excess of 25% of the cost of replacing such Basic Element, then such Basic Element shall be replaced by Landlord, and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life as determined in accordance with general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time.

Section 6.4 Alterations, Additions, and Improvements. Tenant shall not make any alterations, additions, or improvements to the Premises (“Alterations”) without Landlord’s prior written consent, which consent shall not be unreasonably withheld, except that Landlord’s consent shall not be required for non-structural Alterations (including, without limitation, painting, carpeting, moving low voltage communications cables and any other non-structural Alterations) which cost in the aggregate for any one project less than One Hundred Thousand Dollars ($100,000) and which do not materially adversely affect the Building systems or the Building structure. All Alterations shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations. All Alterations done by Tenant shall be done in a good and workmanlike manner by duly licensed and insured contractors and in compliance with all laws. Tenant shall give Landlord at least ten (10) days prior written notice of the expected work commencement date of any Alterations which require Landlord’s consent.

Section 6.5 Condition upon Termination. Upon termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in substantially the same condition as on the Commencement Date (or, if Tenant has extended the Term, in the same condition as on the commencement of the most recent Option Term, as applicable), except for (i) ordinary wear and tear, (ii) damage due to casualty or condemnation, (iii) damage or matters which are Landlord’s

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obligation to repair under this Lease, and (iv) Alterations which Landlord is not entitled to require Tenant to remove as described below (all or some of which Tenant may elect to leave at the Premises or shall be entitled to remove at the end of the Term). In addition, Tenant shall remove from the Premises within 30 days after expiration of the Term (and shall continue to be liable for rent until such items are removed and possession of the Premises is restored to Landlord as required herein) all of Tenant’s furniture, trade fixtures, machinery and equipment, furnishings, signs, inventory and any and all other items of personal property including, without limitation, any materials or equipment that Tenant has installed for use in connection with Tenant’s business processes (such as intercom systems, security systems, computer equipment, table or floor lamps, microwave ovens, refrigerators, stand-alone heaters or fans, knitting machines and equipment, teleconferencing systems, telecommunication equipment, electrical devices and the like (collectively, the “FF&E”). Notwithstanding the foregoing, in no event shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord’s property) without replacing the same with materials or equipment of equal or better quality: power wiring or power panels; inset or recessed lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners and other heating or air conditioning equipment that are not portable; plumbing or sanitary equipment; or fencing or security gates. Landlord may require Tenant to remove Alterations installed by Tenant during the Term if, and only if, Landlord’s consent was required for such Alterations during the Term and Landlord informed Tenant in writing at the time of such consent that Landlord would require removal of same at the end of the Term. All Alterations, if any, which Landlord is permitted to require Tenant to remove hereunder but which Landlord does not require Tenant to remove (and which Tenant does not otherwise elect to remove) shall become Landlord’s property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease. Tenant shall repair, at Tenant’s expense, any damage to the Premises caused by Tenant’s removal of Alterations and FF&E; provided, however, that Tenant shall not be required to repaint the Premises or patch immaterial wall or floor penetrations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

Section 7.1 Landlord’s Obligation to Rebuild. If the Premises or any portion thereof is damaged or destroyed by fire or other casualty (a “Casualty”), Tenant shall as soon as reasonably practicable thereafter give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Section 7.5 unless Landlord or Tenant has the right to terminate this Lease as hereinafter provided and Landlord or Tenant elects to so terminate.

Section 7.2 Landlord’s Right to Terminate. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) insurance proceeds (together with any additional amounts Tenant elects, at its option, to contribute) are not available to Landlord to pay the cost to repair the Premises, (ii) Landlord’s independent architect determines that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials not caused by Landlord, earthquake faults and other similar dangers) within 360 days after the date of such Casualty, or (iii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and an independent architect selected by Landlord and reasonably approved by Tenant (“Landlord’s Architect”) determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) such damage will require more than sixty (60) days to repair. If Landlord elects to terminate this Lease following a Casualty pursuant to this Section 7.2, Landlord shall give Tenant written notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate effective as of the date of such notice; provided, however, that Tenant may nevertheless elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and shall pay the cost of such repairs, except that Landlord shall deliver to Tenant on a commercially reasonable construction draw basis any insurance proceeds received by Landlord or Landlord’s Lender for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord’s termination notice.

Section 7.3 Tenant’s Right to Terminate. Tenant shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials, earthquake faults and other similar dangers) within 360 days after the date of such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises, or (ii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that such damage will require more than sixty (60) days to repair, or (iii) the Premises are not actually repaired by Landlord to a substantially similar condition as existed prior to such Casualty within 380 days following such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises. If Tenant elects to terminate this Lease following a Casualty pursuant to this Section 7.3, Tenant shall give Landlord written notice of its election to terminate within thirty (30) days after receipt of

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Landlord’s Architect’s determination (or within 30 days of the applicable restoration period should Landlord fail to complete repairs during such period), and this Lease shall terminate as of the date of such notice of election to terminate.

Section 7.4 Effect of Termination. If this Lease is terminated following a Casualty pursuant to Section 7.2 or Section 7.3, Landlord shall, subject to the rights of its lenders, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except that any insurance proceeds payable under policies obtained by Tenant which specifically insure Tenant’s personal property or removable Alterations or any other improvements that Tenant was entitled to remove at the end of the Term shall be paid to Tenant. If neither Landlord nor Tenant elect to terminate this Lease in accordance with the terms and conditions set forth herein, this Lease will continue in full force and effect, and Landlord shall, as soon as reasonably practicable following notice of the Casualty and receipt of the amounts set forth in clause (i) of Section 7.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable.

Section 7.5 Scope of Obligation to Repair. Landlord’s obligation, should it elect or be obligated to repair the Premises following a Casualty, shall be limited to the Premises insured by Tenant under this Lease. The reasonable determination in good faith by Landlord’s Architect of or relating to the estimated time period required for repair or the interference with or suitability of the Premises for Tenant’s use or occupancy shall be conclusively presumed correct for purposes of this Article Seven.

Section 7.6 Temporary Reduction of Rent. If the Premises is destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, all Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree to which Tenant’s use of the Premises is impaired until the Premises are again ready for Tenant’s business operations; provided, however, that the foregoing Rent abatement shall apply only to the extent of proceeds received by Landlord from rental loss or rental interruption insurance unless the Casualty is caused by Landlord’s negligence or Landlord is in violation of Landlord’s obligations to repair or restore the Premises following the Casualty.

Section 7.7 Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a Tenant the right to terminate a lease in the event of the substantial or total destruction of the leased Premises. Tenant agrees that the provisions of this Article Seven shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction to the Premises by a Casualty.

ARTICLE EIGHT: CONDEMNATION

If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain (including any portion of the Premises which substantially interferes with Tenant’s ingress to or egress from the Premises) and cannot be restored so as not to materially interfere with Tenant’s use of the Premises, or sold under threat of a taking, either Tenant or Landlord may terminate this Lease effective as of the earlier of (i) the date possession is required to be surrendered to the authority, or (ii) the date actual possession is delivered to the authority. In addition, in the event (i) title to a portion of the Premises is taken or sold under threat of a taking and (ii) Landlord elects to restore the Premises in such a way as to alter the Premises materially or in such a way as to materially interfere with Tenant’s use of the Premises, Tenant may terminate this Lease, by written notice to Landlord, effective on the date of vesting of title. If Tenant has not elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of the condemnation award, proceed to restore the Premises to substantially its condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, or access or reasonable use of which, Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of any award for Landlord’s interest in the Premises. Notwithstanding the foregoing sentence, Tenant may assert a claim against the taking authority, but not against Landlord, for the taking of Tenant’s leasehold interest, options, personal property, fixtures and any other rights of property of Tenant, or for relocation or business interruption expenses recoverable from the taking authority.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

Section 9.1 Landlord’s Consent Required. No portion of the Premises or of Tenant’s interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant (collectively, a “Transfer”), without Landlord’s prior written consent (except as provided in Section 9.2 below), which consent shall not be unreasonably withheld, conditioned or delayed, as described in Section 9.4 below.

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Section 9.2 Tenant Affiliate. Tenant may effect a Transfer, without Landlord’s consent, to any entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from the merger of or consolidation with Tenant or acquiring all or substantially all of the assets of Tenant, or to any entity in which Tenant or its parent or affiliate maintains at least a 25% ownership interest (“Tenant’s Affiliate”).

Section 9.3 No Release of Tenant. No Transfer permitted by this Article Nine, whether with or without Landlord’s consent, shall release Tenant or change Tenant’s primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord’s acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one Transfer is not a consent to any subsequent Transfer.

Section 9.4 Landlord’s Consent. Tenant’s request for consent to any Transfer described in Section 9.1 shall set forth in writing the details of the proposed Transfer including the name, business of the prospective transferee, the prospective transferee’s financial statements and the basic leasing details of the proposed Transfer (e.g., the term of and the rent and security deposit). Landlord shall have the right to withhold consent, if reasonable, or to grant consent, within ten (10) days after receipt of such request (failing which, Landlord’s consent shall be deemed to have been given). If Landlord does not consent, Landlord shall provide detailed reasons for its disapproval. The parties hereby agree that the only reasonable reasons under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer are where one or more of the following apply: (i) the transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Premises; or (ii) the transferee intends to use the subject space for purposes which are not permitted under this Lease or (iii) the transferee, in Landlord’s reasonable judgment, does not have sufficient financial resources to discharge its obligations under the Lease on an ongoing basis.

Section 9.5 Permitted Occupants. Provided Tenant complies with the Permitted Occupant Conditions (as defined below), then, notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to allow employees of one or more entities with whom Tenant has a business relationship (“Tenant Venturers”) to use designated portions of the Premises without execution and approval by Landlord of a separate sublease for such use. The “Permitted Occupant Conditions” shall mean all of the following: (a) the permitted occupants shall only be employees of a Tenant Venturer, (b) such occupants shall use, in the aggregate at any one time, no more than 5,000 square feet of the Premises, (c) such use shall be on a temporary basis, and, in any event, no such occupant shall have the right to use the Premises for more than six (6) consecutive months, (d) Tenant shall provide Landlord with prior written notice of the intended presence on the Premises of any such occupants, (e) the Tenant Venturer employing such permitted occupants shall provide Landlord with satisfactory evidence of insurance covering the activities of their respective employees within the Premises, and (f) such right to use the Premises shall at all times be subordinate to the Lease.

ARTICLE TEN: DEFAULTS; REMEDIES

Section 10.1 Tenant Defaults. Tenant shall be in material default (“Default”) under this Lease:

(a) If Tenant fails to pay rent or any other charge within five (5) business days after the date due and such failure continues for five (5) business days after written notice of such failure; or

(b) If Tenant fails to perform any of Tenant’s non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion; or

(c) If a “Default” occurs and is continuing under Section 10.1 of any of the other leases between Landlord and Tenant entered into concurrently with this Lease for adjacent premises located at 17572, 17522 and 17632 Armstrong Avenue, Irvine, California (the “Other Leases”), unless Landlord hereunder is not at that time the landlord of the Other Lease under which the Default occurred.

Section 10.2 Remedies. During the continuance of a Default by Tenant as described in Section 10.1, Landlord may, at any time thereafter, upon statutory notice to Tenant:

1. Terminate Tenant’s right to possession of the Premises. No act by Landlord other than giving notice of termination to Tenant pursuant to this Section 10.2.1. or the other termination rights granted by Landlord hereunder shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. On termination, Landlord has the right to recover from Tenant:

(a) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

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(b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

(c) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

(d) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s Default.

“The worth, at the time of the award,” as used in subsections a, b and c, above, is to be computed by utilizing a discount rate of ten percent (10%) per annum and calculating the present value of the applicable rent to be paid over the applicable period.

2. Utilize the remedy described in California Civil Code section 1951.4 (which says landlord may continue the lease in effect after a tenant’s breach and abandonment and recover rent as it becomes due, if tenant has the right to sublet or assign subject to reasonable limitations). If an abandonment of the Premises by Tenant occurs or if Landlord elects to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the Term on terms and conditions as Landlord in its commercially reasonable discretion may deem advisable. If Landlord elects to so relet, then rentals received by Landlord from that reletting shall be applied: first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any reasonable cost of such reletting; third, to the payment of the reasonable cost of any alterations and repairs to the Premises that are Tenant’s obligation under this Lease; fourth, to the payment of rent due and unpaid under this Lease; and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable under this Lease. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent under this Lease, be less than the rent payable during that month by Tenant under this Lease, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly.

3. Landlord may, during the continuance of a Default by Tenant, cure the Default at Tenant’s cost provided Tenant is given notice and time to cure the Default and Landlord provides an additional notice that Landlord intends to cure Tenant’s Default under this Section 10.2(3). If Landlord cures Tenant’s Default after such notice by paying any sum or doing any act that was Tenant’s obligation under this Lease, the amount paid by Landlord (or the reasonable cost incurred by Landlord in performing the act) shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

Section 10.3 Cumulative Remedies; Mitigation. Landlord’s exercise of any right or remedy shall not prevent it from exercising any other right or remedy. Landlord shall use commercially reasonable efforts to mitigate damages in the event of a Default by Tenant under this Lease. In no event shall Landlord or Landlord Parties or Tenant or Tenant Parties be liable to the other for any consequential, punitive or other so-called “special” damages under this Lease.

Section 10.4 Landlord’s Defaults.

(a) General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of written notice from Tenant that the same was not paid when due; or (ii) in the event a failure by Landlord is other than (i) above, Landlord fails to perform such obligation within a reasonable time period with the expenditure of diligent efforts, but in no event more than thirty (30) days after the receipt of written notice from Tenant specifying Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord commences such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may exercise any of its rights provided in this Lease or at law or in equity. Any notice provided by Tenant pursuant to this Section 10.4(a) shall not be effective unless it is substantially

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concurrently delivered to the last known address of Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant). In no event shall Tenant be entitled to terminate this Lease as a result of a default of Landlord unless the default materially and adversely impacts Tenant’s ability to use a material portion of the Premises for its business operations and Tenant has first given written notice of intent to terminate to Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant) offering such Lender an additional 30 days beyond the notice and cure period granted to Landlord under this Lease, if any, in which to cure Landlord’s default.

(b) Abatement of Rent. In the event that Tenant is prevented from using the Premises or any material portion thereof (meaning that Tenant is unable to use that portion of the Premises in the normal course of its business) as a result of (i) any repair, maintenance or alteration negligently performed by Landlord, or which Landlord failed to perform, as required by this Lease; or (ii) the presence of, or cleanup or remediation activities in connection with, Hazardous Materials brought on the Premises by Landlord or a Landlord Party; or (iii) cessation of utilities or services caused by Landlord’s negligence or willful misconduct (any such set of circumstances as set forth in items (i) through (iii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord written notice of such Abatement Event, and if such Abatement Event continues for two (2) consecutive business days after such notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period (in either of such events, the “Eligibility Period”), then the Base Rent and Additional Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using the Premises, or a portion thereof, in the proportion that the floor area of the portion of the Premises that Tenant is prevented from using (“Unusable Area”), bears to the total floor area of the Premises. If Landlord has not cured such Abatement Event within one hundred eighty (180) days after receipt of written notice from Tenant, Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such 180-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days’ notice to Landlord and Landlord’s Lender (provided such Lender’s name and notice address were previously provided to Tenant) (the “Abatement Event Termination Notice”) during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the “Abatement Event Termination Date”), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (1) year, following the delivery of the Abatement Event Termination Notice. Tenant’s Abatement Event Termination Notice shall be null and void (but only in connection with the first notice sent by Tenant with respect to each separate Abatement Event) if Landlord or Landlord’s Lender(s) cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice.

ARTICLE ELEVEN: LENDERS

Section 11.1 Subordination, Non-Disturbance and Attornment. Landlord shall deliver to Tenant concurrently with the closing under the Purchase Agreement fully executed commercially reasonable non-disturbance agreement(s) (“SNDA’s”) in favor of Tenant from all existing ground lessors, mortgage holders or lien holders of Landlord, including Landlord’s Lender (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the SNDA’s are delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately), and, thereafter, Landlord shall deliver SNDA’s from all such parties who later come into existence with respect to the Premises or any portion thereof at any time prior to the expiration of the Term. Such commercially reasonable SNDA’s shall not modify the provisions of this Lease, shall include the obligation of any such ground lessor, mortgage holder, lien holder or successor landlord, upon taking title to the Premises, and so long as a Default by Tenant is not continuing, to not disturb Tenant’s right of possession of the Premises in accordance with the Lease, to recognize and accept all of Tenant’s rights under the Lease, including the right to offset certain amounts against Rent due hereunder, and to assume all of Landlord’s continuing obligations under this Lease as set forth herein. Subject to Tenant’s receipt of the SNDA’s described above, this Lease shall be subject and subordinate to all present and future ground or underlying leases of the Premises and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Premises or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Subject to Tenant’s receipt of the SNDA’s described above, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease. Subject to Tenant’s receipt of the SNDA’s described herein, Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

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Section 11.2 Estoppel Certificates. Within ten (10) business days following a request in writing by Landlord or Tenant, Tenant or Landlord, as the case may be, shall execute, acknowledge and deliver to the requesting party (the “Requesting Party”) an estoppel certificate in such commercially reasonable form as may be required by the Requesting Party, indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information regarding the status of the Lease reasonably requested by the Requesting Party. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Premises or by any assignee, sublessee or leasehold mortgagee, as the case may be. Landlord or Tenant, as the case may be, shall execute and deliver whatever other instruments may be reasonably required for such purposes.

ARTICLE TWELVE: LEGAL COSTS

In the event of any arbitration or suit under this Lease, reasonable attorneys’ fees and costs shall be awarded by a court or arbitrator to the prevailing party (as determined by the trier of fact) and are to be included in any judgment or award. In addition, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in enforcing any judgment arising from a suit or arbitration under this Lease including but not limited to post judgment motions, contempt proceedings, garnishment, levy and debtor and third party examinations, discovery and bankruptcy litigation, without regard to schedule or rule of court purporting to restrict such award. This post judgment or award of attorneys’ fees and costs provision shall be severable from any other provisions of this Lease and shall survive any judgment/award on such suit or arbitration and is not to be deemed merged into the judgment/award or terminated with the Lease. For the purpose of this provision, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of legal counsel (including external counsel and, to the extent fulfilling functions of an attorney at law, excluding de minimis administrative activities of, in-house counsel) to the parties hereto, which include printing, photocopying, duplicating, mail, overnight mail, messenger, court filing fees, cost of discovery, fees billed for law clerks, paralegals, investigators and other persons not admitted to the bar but performing services under the supervision or direction of an attorney. For the purpose of determining in-house counsel fees, the same shall be considered as those fees normally applicable to a partner in a law firm with like experience in such field.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

Section 13.1 Landlord’s Liability. Any Landlord who transfers in a bona fide transaction its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer and after receipt by Tenant of the written assumption of all of Landlord’s obligations under this Lease by the transferee; provided, however, that the foregoing shall not relieve a transferring Landlord of responsibility for defaults by such transferring Landlord existing prior to the date of such transfer. However, each Landlord shall deliver to its transferee all funds (including the Security Deposit) that Tenant previously paid to or deposited with Landlord if such funds have not yet been applied or returned under the term of this Lease. Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord’s interest in the Premises and the rents, profits, sale/financing proceeds and insurance proceeds therefrom, and in the assets of Landlord, but Landlord’s partners, shareholders, officers or other principals shall have no personal liability under this Lease.

Section 13.2 Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

Section 13.3 Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in the reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other.

Section 13.4 Incorporation of Prior Agreements. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.5 Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the Premises and the address for notice set forth in Article One. Notices to Landlord shall be delivered to the address for notice set forth in Article One. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

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Section 13.6 Waivers. All waivers must be in writing and signed by the waiving party. Landlord’s failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord, Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

Section 13.7 Memorandum of Lease. Landlord shall deliver to Tenant concurrently with the execution of this Lease a properly executed and notarized memorandum of this Lease to be recorded against the Premises in the form attached hereto as Exhibit “C” (the “Memorandum of Lease”) (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the Memorandum of Lease is delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately). Tenant shall pay any transfer costs or recording fees in connection therewith.

Section 13.8 Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant’s successor unless the rights or interests of Tenant’s successor are acquired in accordance with the terms of this Lease. The laws of the State of California, without regard to conflicts of law, shall govern this Lease. Each of the parties voluntarily submits to the jurisdiction of the courts of the State of California, and to exclusive venue in Orange County, California.

Section 13.9 Authority. Each person signing this Lease on behalf of Landlord and Tenant represents and warrants that he has full authority to do so and that this Lease binds the entity on whose behalf he or she is signing.

Section 13.10 Force Majeure. If Landlord or Tenant cannot perform any of its obligations due to events beyond such party’s control (other than the payment of money), the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party’s control include, but are not limited to, acts of God, war, civil commotion, terrorism, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, governmental regulation or restriction and weather conditions.

Section 13.11 Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. This Lease shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Section 13.12 Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

Section 13.13 Duty To Act Reasonably. Except as specifically set forth in this Lease to the contrary, any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action or exercise discretion, or grants Tenant or Landlord the right to make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.

Section 13.14 No Brokers. Landlord and Tenant each represent and warrant to the other that they have employed no broker and/or finder in connection with this Lease, or any other documents or matters relating to the Premises. In the event any claim, demand, or cause of action for brokerage and/or finder’s fees is asserted against a party to this Lease who did not request such services, the party through whom the broker or finder is making the claim shall protect, indemnify, defend and hold harmless the other party from and against any and all claims, demands and causes of action.

FOURTEEN: OTHER AGREEMENTS OF LANDLORD AND TENANT

Section 14.1 Signs. Tenant shall have the exclusive right to use, install and maintain exterior Building signs and/or monument signs at the Premises identifying its business provided such signs shall comply with all applicable local and state laws, rules, and regulations.

Section 14.2 Confidentiality Landlord acknowledges that the contents of this Lease and any related documents are confidential information. Landlord shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Landlord’s partners, administrators, consultants, financial, legal, and space planning consultants or a prospective or current purchaser, mortgagee, or ground or underlying lessor of the Building or the Project, and except as required by applicable law or in connection with a dispute or litigation hereunder or as required by a subpoena. Any press releases or announcements made in connection with the contents of this Lease and/or any related documents shall be subject to the prior approval of Tenant.

Section 14.3 Telecommunication Equipment. At any time during the Lease term, Tenant may, upon notice to Landlord, install, at Tenant’s sole cost and expense,

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telecommunication equipment upon the roof of the Building, without the payment of any additional charge, and Tenant shall have exclusive use of the roof of the Building. Tenant and Tenant’s service providers may use existing ducts and conduits as reasonably necessary to connect telephone and other communications services to the Premises, without any additional charge or fee. Tenant may also install, maintain, replace, remove or use, without any additional charge or fee therefor, any communications or computer wires and cables in or serving the Premises. Notwithstanding the foregoing, any damage resulting to the roof or any other portion of the Premises from Tenant’s or Tenant’s service providers’ installation of such telecommunication equipment shall be the sole responsibility of Tenant.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

“LANDLORD”

JS SJK L.P., a California limited liability company

By:

Its:

“TENANT”

ST. JOHN KNITS, INC.

By:

Its:

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Exhibit “A”

Legal Description

[to be attached]

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Exhibit B

Base Rent Increase Examples

Example 1

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 110

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $41,250 (110/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,250.

Example 2

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 120

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $45,000 (120/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is capped at $41,363.25.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,363.25.

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Example 3

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 105

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $39,375 (105/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is $39,887.88.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $39,887.88.

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Exhibit C

Form of Memorandum of Lease

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Dean Dunn-Rankin, Esq. Hewitt & O’Neil LLP 19900 MacArthur Blvd, Suite 1050 Irvine, CA 92612
(SPACE ABOVE THIS LINE FOR RECORDER’S USE)

MEMORANDUM

THIS MEMORANDUM OF LEASE (this “Memorandum”), dated as of the              day of                     , 2004, is made by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”) and JS SJK L.P., a California limited liability company (“Landlord”).

R E C I T A L S

A. Landlord is the fee simple title owner of that certain property commonly known as                     , legally described on Exhibit A attached hereto and made a part hereof (the “Premises”).

B. Landlord and Tenant have entered into that certain Lease Agreement dated as of                     , 2004 (the “Lease”), pursuant to which Landlord has agreed to lease to Tenant the Premises upon the terms and conditions set forth in the Lease.

C. Landlord and Tenant desire to set forth certain terms and provisions contained in the Lease in this Memorandum for recording purposes.

NOW, THEREFORE, for and in consideration of the rents reserved and the covenants and conditions set forth in the Lease, Landlord and Tenant do hereby covenant, promise and agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2. Grant of Lease. Pursuant to the Lease and this Memorandum, Landlord demises and leases to Tenant and Tenant leases from Landlord the Premises upon the terms and conditions set forth in the Lease.

3. Commencement Date. The Term of the Lease shall commence on the date specified in the Lease.

4. Expiration Date. The Term of the Lease shall expire, unless sooner terminated or unless extended or renewed as provided therein, at the end of the first full month occurring one hundred eighty (180) months after the Commencement Date.

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5. Rent. The Rent due and payable from Tenant to Landlord for the Term of the Lease and any extension term shall be determined and shall be payable pursuant to the terms and provisions of the Lease.

6. Options to Extend. Tenant has three (3) options to extend the Term of the Lease for consecutive terms of sixty (60) months each and one (1) additional option to extend the Term of the Lease for a term of fifty-nine (59) months, subject to and on the terms and conditions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first written above.

LANDLORD: JS SJK L.P., a California limited liability company	TENANT: St. John Knits, Inc.

By:	By:
Name:	Name:
Title:	Title:

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STATE OF	)
)
COUNTY OF	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                                                                   personally known to me to be the                                           of                                                           a                                           corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such                     , signed and delivered the said instrument, pursuant to authority, given by the Board of Directors of said corporation as                      free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this              day of                     , 20    .

Notary Public

My commission expires:

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EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

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Exhibit E-4

LEASE AGREEMENT

(Single Tenant Net)

This Lease Agreement (this “Lease”) is made this                      day of                     , 2004, by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”), and JS SJK L.P., a California limited liability company (“Landlord”), based upon the following facts:

RECITALS

A. Pursuant to that certain Purchase Agreement dated June     , 2004, between Tenant, as Seller, and Landlord, as Buyer (the “Purchase Agreement”), Landlord has purchased that certain real property more particularly described on Exhibit “A” attached hereto (the “Land”) located at 17632 Armstrong in the City of Irvine, County of Orange, State of California, together with a building containing approximately 32,110 square feet of floor area, including tenant improvements (the “Building”), an exterior surface parking area (the “Parking Area”) and related exterior improvements, including, but not limited to, lighting, access rights and landscaping (the “Exterior Improvements”). The Land, the Building, the Parking Area and the Exterior Improvements are collectively called the “Premises.”

B. Landlord desires to lease the Premises to Tenant, and Tenant desires to lease the Premises from Landlord on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals (and those in the Purchase Agreement, all of which are incorporated herein by this reference) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

ARTICLE ONE: BASIC TERMS

Section 1.1 Lease Term. The term of this Lease (the “Term”) shall commence on the date (the “Commencement Date”) immediately following the Closing Date (as that term is defined in the Purchase Agreement) and expire on the last day of the 180th full calendar month thereafter (if the Commencement Date is not the first day of a calendar month, the last month of the initial Term shall include such additional days as may be required to cause the initial Term to end on the last day of a calendar month). The initial Term may be extended by Tenant for three (3) additional 60-month periods and one (1) additional 59-month period in accordance with Section 2.3.

Section 1.2 Permitted Uses: (See Article Five) General office, administrative, research and development, warehouse, distribution, manufacturing, assembly, retail and commercial uses as permitted by then existing law; provided, however, that Landlord’s prior written approval shall be required for any change in use that requires a variance or other change in then-current zoning.

Section 1.3 Vehicle Access and Parking: Subject to the terms of this Lease, Tenant shall be entitled to the exclusive use of the Premises and every part thereof, including, without limitation, all entranceways and driveways serving the Premises and the Parking Area for vehicle parking purposes and ingress and egress to and from the Premises; provided, however, the parties acknowledge that the Premises is subject to all matters of record as of the date hereof, including, without limitation, the terms of that certain Reciprocal Driveway Easement Agreement (the “REA”) recorded prior to or concurrently with the closing under the Purchase Agreement as specified therein (whereby the Premises is entitled to and encumbered by certain ingress and egress rights with certain adjacent premises as specified in the REA). All parking spaces shall be available to Tenant throughout the Term, 24 hours per day, free of charge.

Section 1.4 Rent and Other Charges Payable by Tenant:

(a) BASE RENT: For the initial 15-year Term, base rent (“Base Rent”) for the Premises shall be Twenty Thousand Eight Hundred Seventy-Two Dollars ($20,872) per month, subject to increase as set forth below. If Tenant exercises an option to extend the Term of this Lease pursuant to Section 2.3, monthly Base Rent for the first year of the applicable Option Term shall be determined as set forth in Section 2.3, and the same shall be subject to increase as set forth in Section 1.4(c), below (i.e., at the start of the 31st full calendar month following the commencement of the applicable Option Term).

(b) OTHER PERIODIC PAYMENTS: (i) Property Taxes (See Section 4.2); (ii) Utilities (See Section 4.3); (iii) Insurance Premiums (See Section 4.4)

(c) BASE RENT INCREASES: The monthly Base Rent shall be increased during the initial Term at the commencement of the 31st, 61st, 91st, 121st and 151st full calendar months following the Commencement Date (and, if Tenant exercises an option to extend, at the commencement of the 31st full calendar month following the commencement of the applicable Option Term) (each such date is hereinafter called a “Rental Adjustment Date”) in accordance with the increase in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers (all items for the Los Angeles – Riverside – Anaheim area, 1982-1984 = 100) (the “Index”) as follows: The monthly Base Rent in effect immediately before each Rental Adjustment Date (the “Comparison Base Rent”) shall be increased by the percentage that the Index has increased from the date on which payment of the Comparison Base Rent began (the “Comparison Date”) through the end of the month in which the applicable Rental Adjustment Date occurs (each such period a “Rental Adjustment Period”); provided, however, that such increase for any Rental Adjustment Period shall be no less than 2.5% per annum, but no more than 4% per annum (except that such 4% annual cap shall be increased to a 5% annual cap at the end of the 10th full Lease year, that is, for the adjustments commencing with the adjustment at the start of the 151st month of the Term) on a compounded, cumulative basis. A numerical example of such Base Rent increase mechanism is provided in Exhibit “B” attached hereto. Landlord shall notify Tenant of each increase by a written statement. Tenant shall pay the new Base Rent from the applicable Rental Adjustment Date until the next Rental Adjustment Date. Landlord’s notice may be given not more than three (3) months after the applicable Rental Adjustment Date of the increase, and Tenant shall pay Landlord the accrued rental adjustment for the months elapsed between the effective date of the increase and Landlord’s notice of such increase within ten (10) days after Landlord’s notice. If the format or components of the Index are materially changed after the Commencement Date, Landlord shall substitute an index which is published by the Bureau of Labor Statistics or similar agency and which is most nearly equivalent to the Index in effect on the Commencement Date. The substitute index shall be used to calculate the increase in the Base Rent unless Tenant objects to such index in writing within fifteen (15) days after receipt of Landlord’s notice. If Tenant objects, Landlord and Tenant shall submit the selection of the substitute index for binding arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) (except the arbitrators shall determine the substitute index rather than the Option Rent). The costs of arbitration shall be borne equally by Landlord and Tenant.

Section 1.5. Addresses for Notices and Payments:

Address of Landlord: c/o Optima Asset Management, 1600 Dove Street, Suite 480, Newport Beach, CA 92660

Address of Tenant: 2722 Michelson Drive, Irvine, California 92612 Attention: CFO

Section 1.6. Security Deposit. Tenant shall deposit with Landlord upon execution hereof an amount equal to the first two months’ Base Rent as security for Tenant’s faithful performance of its obligations under the Lease (the “Security Deposit”). If a Default (as defined in Section 10.1) by Tenant occurs under this Lease, then during the continuance of such Default Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any amount due Landlord or to reimburse or compensate Landlord for any liability, expense, loss or damage that Landlord has suffered or incurred by reason thereof. If Landlord uses or applies all or any portion of the Security Deposit in accordance with the foregoing requirements, Tenant shall within ten (10) days after written request therefor deposit monies with Landlord sufficient to restore said Security Deposit to the full amount required by the Lease. The Security Deposit shall not bear interest and may be commingled with other funds of Landlord. Provided a Tenant Default is not then continuing under this Lease, the Security Deposit shall be returned to Tenant, without interest, within thirty (30) days after the expiration of Term.

ARTICLE TWO: LEASE TERM

Section 2.1 Lease of Premises For Lease Term. Landlord leases the Premises to Tenant and Tenant leases the Premises from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.1 above and shall begin and end on the dates specified in Section 1.1 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The “Commencement Date” shall be the date specified in Section 1.1 above for the beginning of the Lease Term.

Section 2.2 Possession; Waiver of Distraint The parties acknowledge that Tenant is currently occupying the Premises and that Landlord shall be deemed to have delivered possession of the Premises to Tenant on the Commencement Date. Title to all of Tenant’s FF&E (as defined in Section 6.6, below) shall remain in Tenant and Tenant alone shall be entitled to claim depreciation therefor. Landlord hereby waives, releases and relinquishes any and all rights of distraint, levy, attachment or recourse to the FF&E. Although the foregoing waiver, release and relinquishment shall be self-operative without the necessity for any further instrument or document, Landlord hereby agrees to furnish Tenant or any vendor or other supplier under any conditional sale, chattel mortgage or other security arrangement, any consignor, and holder of reserved title or any holder of a security interest, upon written request from time to time, waivers reasonably satisfactory to Tenant of Landlord’s right to distraint, levy, attachment or recourse with respect thereto and exempting the same from distraint, levy, attachment or recourse.

Section 2.3 Options to Extend Term.

(a) Option Right. Landlord hereby grants to Tenant four (4) options to extend the Term as to the entire Premises for a period of 60 months each, except that the last option shall be for a period of 59 months (each of the foregoing option terms is referred to hereinafter as an “Option Term”), which options shall be exercisable by written notice delivered by Tenant to Landlord as provided below. Upon the exercise of any such option to extend, the then-existing Term shall be extended for a period of 60 months (59 months for the last option) on the same terms and conditions as set forth in this Lease, except that monthly Base Rent for the first year of the Option Term shall be determined as set forth below.

(b) Option Rent. The annual Base Rent payable by Tenant for the first year of any Option Term shall be equal to 95% of the “Fair Market Rental Rate,” as that term is defined in Section 2.3(e), below, but in no event shall the annual Base Rent payable by Tenant for the first year of any Option Term be less than the annual Base Rent in effect immediately prior to the start of such Option Term. The Base Rent payable throughout the Option Term, including during the first year, is referred to hereinafter as the “Option Rent.” The monthly Option Rent determined for the first year of an Option Term shall subject to increase at the start of the 31st full calendar month during such Option Term in accordance with the Base Rent increase procedures set forth in Section 1.4(c).

(c) Exercise of Option. The options contained in this Section 2.3 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice (the “Option Interest Notice”) to Landlord not more than 12 months or less than 9 months prior to the expiration of the initial Term or the immediately preceding Option Term, as the case may be, stating that Tenant is interested in exercising its option for the Premises; (ii) Landlord, after receipt of the Option Interest Notice, shall deliver notice (the “Option Rent Notice”) to Tenant not less than 30 days after Tenant’s Option Interest Notice, setting forth Landlord’s determination of the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the later of (A) the date occurring 6 months prior to the expiration of the initial Term or immediately preceding Option Term, as applicable, and (B) the date occurring thirty (30) days after Tenant’s receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord and upon, and concurrent with, such exercise, Tenant may, at its option, object to the Option Rent contained in the Option Rent Notice, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below. Additionally, if Tenant has not previously delivered the Option Interest Notice, Tenant may nonetheless irrevocably exercise the option by delivering written notice thereof to Landlord at any time on or before the date occurring 6 months prior to the expiration of the initial Term, or immediately preceding Option Term, as applicable, in which case the parties shall follow the procedure, and the Option Rent shall be determined, as set forth in Section 2.3(d) below.

(d) Determination of Fair Market Rental Rate. If Tenant timely and appropriately objects to the Fair Market Rental Rate, Landlord and Tenant shall attempt to agree upon the Fair Market Rental Rate, using reasonable good-faith efforts. If Landlord and Tenant fail to reach agreement on or before the date which is five (5) months prior to the expiration of the Term or the immediately preceding Option Term, as applicable (each such date, an “Outside Agreement Date”), then each party shall make a separate determination of the Fair Market Rental Rate within five (5) business days after the applicable Outside Agreement Date, and such determinations shall be exchanged with each other in sealed envelopes at a meeting held within two (2) business days after such 5-business day period. If neither party accepts the other’s determination of the Fair Market Rental Rate, and if Tenant at that time fails to rescind its option to renew (which Tenant shall have the right to do by notice to Landlord given prior to submittal to arbitration), then such determinations of the Fair Market Rental Rate shall be submitted to arbitration in accordance with Sections 2.3(d)(i) through 2.3(d)(v) below.

(i) Landlord and Tenant shall each appoint one arbitrator who shall be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of commercial industrial properties in the Irvine area in which the Premises is located. The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Rental Rate is the closest to the actual Fair Market Rental Rate, as determined by the arbitrators, taking into account the requirements of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the applicable Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions. The arbitrators so selected by Landlord and Tenant shall be deemed “Advocate Arbitrators.”

(ii) The two (2) Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator (“Neutral Arbitrator”) who shall be qualified under the same criteria set forth in Section 2.3(d)(i) for qualification of the two Advocate Arbitrators except that neither the Landlord or Tenant or either parties’ Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance. The Neutral Arbitrator shall be retained via an engagement letter jointly prepared by Landlord’s counsel and Tenant’s counsel.

(iii) The three (3) arbitrators shall within thirty (30) days of the appointment of the Neutral Arbitrator reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Rental Rate, and shall notify Landlord and Tenant thereof. Whichever Fair Market Rental Rate is selected by the arbitrators shall become the then applicable Fair Market Rental Rate. The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.

(iv) If either Landlord or Tenant fails to appoint an Advocate Arbitrator within fifteen (15) days after the applicable Outside Agreement Date, then either party may petition the presiding judge of the Superior Court of Orange County to appoint such Advocate Arbitrator subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such Advocate Arbitrator.

(v) If the two (2) Advocate Arbitrators fail to agree upon and appoint the Neutral Arbitrator, then either party may petition the presiding judge of the Superior Court of Los Angeles County to appoint the Neutral Arbitrator, subject to the criteria in Section 2.3(d)(i), or if he or she refuses to act, either party may petition any judge having jurisdiction over the parties to appoint such arbitrator (or if no judge having jurisdiction is willing to act, the Judicial Arbitration and Mediation Service located closest to the Premises). The cost of the arbitration shall be paid by Landlord and Tenant equally.

(e) Fair Market Rental Rate. The “Fair Market Rental Rate” shall be equal to the annual Base Rent, at which tenants, as of the commencement of the applicable Option Term, are, pursuant to brokered transactions completed within the twelve (12) month period prior to the exercise of the applicable option, leasing non-renewal, non-equity, non-affiliated space for a comparable use (based on the use to which Tenant is then putting the Premises) that is comparable in size, location and quality to the Premises, for a similar lease term, in an arms length transaction, which comparable space is located in the Irvine area (“Comparable Transactions”), taking into consideration all monetary and non-monetary concessions, if any, being granted such tenants in connection with such Comparable Transactions and the financial condition and credit history of Tenant and the other tenants in such Comparable Transactions, and taking into account the fact that rental increases during the Option Term are already provided for in this Lease, but excluding the value of any improvements installed or paid for by Tenant.

Section 2.4 Holding Over. Tenant shall vacate the Premises upon the expiration or earlier termination of this Lease. If Tenant does not vacate the Premises upon the expiration or earlier termination of the Lease, as the same may be extended as provided above, and Landlord thereafter accepts rent from Tenant, Tenant’s occupancy of the Premises shall be a “month-to-month” tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy except that the monthly Base Rent shall be increased for the first 60 days of holdover to 110% of the monthly Base Rent in effect at the end of the Term and thereafter to 125% of the monthly Base Rent in effect at the end of the Term (in each case prorated on a daily basis for holdovers of partial months).

ARTICLE THREE: BASE RENT

Section 3.1 Time and Manner of Payment. Upon the Commencement Date, Tenant shall pay Landlord the Base Rent in the amount stated in Section 1.4 above for the first month of the Lease Term, prorated for any partial month. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction or prior demand except as otherwise provided herein. Base Rent shall be payable at Landlord’s address or at such other place as Landlord may designate in writing.

Section 3.2 Late Charge. If Tenant fails to pay any installment of Base Rent or any other payment for which Tenant is obligated to pay Landlord under this Lease within five (5) business days following written notice of such failure, then Tenant shall pay to Landlord as additional rent a late charge equal to three percent (3%) of the amount due to compensate Landlord for the extra costs incurred as a result of such late payment. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant.

ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

Section 4.1 Additional Rent. All charges payable by Tenant under this Lease other than Base Rent are called “Additional Rent”. Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due on the later of (i) fifteen (15) days after receipt of Landlord’s invoice or statement therefor, or (ii) the next monthly installment of Base Rent. The term “rent” shall mean Base Rent and Additional Rent.

Section 4.2 Property Taxes.

(a) Real Property Taxes. Tenant shall pay all real property taxes on the Premises during the Term. Subject to Section 4.2(d) below, such payment shall be made prior to the penalty date for such taxes. At Landlord’s request, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time after the Term. If Tenant fails to pay the real property taxes when due, or if Tenant fails to timely furnish Landlord with satisfactory evidence that the real property taxes have been paid as set forth above, Landlord may, after fifteen (15) days prior notice to Tenant and Tenant’s failure to pay the real property taxes and furnish Landlord with satisfactory evidence of such payment within such 15-day period, pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent.

(b) Definition of Real Property Tax. “Real property tax” means: (i) any fee, license fee, license tax, business license fee, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Premises; and (ii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency. “Real property tax” does not, however, include Landlord’s federal or state income, franchise, inheritance or estate taxes, any tax on Landlord’s right to receive, or the receipt of, rent or income from the Premises or against Landlord’s business of leasing the Premises, all of which excluded taxes shall be the responsibility of Landlord. All real property taxes and assessments shall be paid over the longest installment period generally available (i.e., available to taxpayers upon whom such assessments are imposed without penalty or default) unless Tenant elects to pay same over a shorter installment period.

(c) Personal Property Taxes. Tenant shall pay in a timely manner all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxed separately from the Premises.

(d) Tenant’s Right to Contest Taxes. Tenant may attempt to have the assessed valuation of all or part of the Premises or Tenant’s personal property reduced or may initiate proceedings to contest the real property taxes or personal property taxes or may seek to obtain one or more real property tax or personal property tax credits in connection with the Premises or its operations at the Premises. If requested by Tenant, Landlord shall cooperate with Tenant in such matters. If required by law, Landlord shall join in any proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings. If Tenant does not pay real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant posts bond from an admitted surety in the amount necessary to protect the Premises from the lien of the unpaid taxes; provided, however, that if applicable law or Landlord’s lender requires that the taxes being contested by Tenant be paid (under protest) during such contest, then Tenant shall make such payment (under protest). The amount of such bond shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if Tenant’s action is unsuccessful. The bond made shall be applied to the real property taxes due, as determined at such proceedings (or upon Tenant’s earlier payment of taxes under protest or otherwise), with any excess being disbursed to Tenant. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant’s contest of taxes results in a reimbursement by one or more taxing authorities of some or all of the tax payments previously made by Tenant under this Lease, or a credit to Tenant against future tax payments, Tenant shall be entitled to the full amount of such reimbursement or credit.

Section 4.3 Utilities. Tenant shall pay before delinquency, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services used at the Premises or supplied to the Premises at Tenant’s request. In case of a failure or interruption in utilities or services to the Premises, Landlord shall fully cooperate with Tenant (and no out-of-pocket cost to Landlord unless the failure or interruption was caused by Landlord’s negligence or willful misconduct) to have the interrupted utilities/services restored.

Section 4.4 Indemnity and Insurance.

(a) Tenant’s Indemnity. Tenant shall indemnify, defend (with attorneys reasonably satisfactory to Landlord), and hold Landlord and its representatives, agents, owners, employees and contractors (collectively, “Landlord Parties”) harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of the use of the Premises by Tenant or Tenant Parties (as defined in Section 5.3(a)) or from the conduct of Tenant’s business, or from any activity, work, or thing done or permitted by Tenant or Tenant Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Landlord or Landlord Parties; or

(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Landlord:

(i)	notifies Tenant of the claim or liability in writing within sixty (60) days after the Landlord receives written notice of the claim or liability;

(ii)	permits Tenant to defend or settle against the claim or liability, so long as Landlord is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Tenant in any defense of settlement against the claim or liability.

(b) Landlord’s Indemnity. Landlord shall indemnify, defend (with attorneys reasonably satisfactory to Tenant), and hold Tenant and Tenant Parties harmless from and against any and all claims or liability for bodily injury to or death of any person or damage to any property arising out of any activity, work, or thing done by Landlord or Landlord Parties in or about the Premises, except:

(i)	claims and liabilities occasioned in whole or in part by the negligent acts or omissions of Tenant or Tenant Parties; or

(ii)	claims and liabilities for property damage addressed in Section 4.4(d) entitled “Mutual Waiver of Claims.”

Such indemnity shall include all reasonable costs, attorney’s fees and expenses incurred in the defense of any such claim or any action or proceeding brought thereon. This indemnity will be applicable to a claim only if Tenant:

(i)	notifies Landlord of the claim or liability in writing within sixty (60) days after the Tenant receives written notice of the claim or liability;

(ii)	permits Landlord to defend or settle against the claim or liability, so long as Tenant is released from any and all liability as a result of any such settlement; and

(iii)	cooperates with Landlord in any defense of settlement against the claim or liability.

(c) Liability Insurance. Tenant, at Tenant’s own cost and expense, will provide and keep in full force and effect during the term of this Lease, commercial general liability insurance with limits of not less than Two Million Dollars ($2,000,000) covering bodily injury to persons, including death and loss of or damage to real and personal property. Such insurance may be provided under Tenant’s blanket public liability insurance policy. During the term of the Lease, Landlord and Landlord’s lender (“Landlord’s Lender”) shall be named as an additional insured under such insurance. A certificate evidencing such insurance coverage shall be delivered to Landlord not less than fifteen (15) days after the commencement of the Term hereof. Such certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation or material modification of its terms.

(d) Mutual Waiver of Claims. Landlord and Tenant do each herewith and hereby release and relieve the other, and waive their claim of recovery for loss or damage to property arising out of or incident to fire, lightning or other insurable perils, to the extent covered by insurance maintained by Landlord or Tenant (or the insurance required to be maintained hereunder), whether or not such loss or damage is due to the negligence of Landlord or Tenant, Landlord Parties or Tenant Parties, or their agents, employees, guests, licensees, invitees or contractors.

(e) Mutual Waiver of Subrogation. Each of Landlord and Tenant shall use their commercially reasonable best efforts to have their respective insurance carriers to waive all rights of subrogation against the other party hereto to the extent of Landlord’s or Tenant’s undertaking set forth in Section 4.4(a) or 4.4(b) and Section 4.4(d).

(f) Property Insurance. Tenant shall, at Tenant’s expense, procure and maintain at all times during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises and the tenant improvements in the Premises (exclusive of Tenant’s trade fixtures, equipment and other personal property) in the amount of the full replacement value thereof including cost associated with “civil or ordinance of law”, without depreciation or deduction (and such insurance may provide for a commercially reasonable deductible, the parties hereby agreeing that Tenant’s deductibles in place as of the date of execution of the Purchase Agreement are commercially reasonable), providing protection against all perils included in a Causes of Loss - Special Form (commonly known as “All-Risk”) policy and, if the Premises are in a flood zone, flood insurance. All insurance shall provide for payment of loss thereunder to

Landlord, Landlord’s Lender and Tenant as their respective interests may appear. Such insurance policies may be carried under blanket policies covering other properties of Tenant and/or its affiliates so long as such blanket policies provide insurance at all times for the Premises as required by this Lease, and shall provide that such policies may not be canceled without at least ten (10) days prior written notice to Landlord. All policies of insurance required to be carried by Tenant or Landlord under this Lease shall be maintained with insurance companies qualified to do business in California holding a General Policyholders Rating of “B+” and a Financial Rating of “VII” or better, as set forth in the most current issue of Best’s Insurance Guide or a BBB financial strength rating by Standard and Poor’s.

(g) Workers Compensation Insurance. Tenant shall at all times carry workers compensation insurance as required by law.

(h) Earthquake and Flood. If required by Landlord’s lender because the Probable Magnitude of Loss on the Premises exceeds 20% of the full replacement cost of the Premises, then Tenant shall obtain and maintain earthquake insurance coverage on the Premises (with such deductibles as Tenant may deem reasonable) to the extent such coverage is commercially available. If required by Landlord’s lender because the Premises are in a flood zone, Tenant shall maintain flood insurance on the Premises (with such deductibles as Tenant may deem reasonable).

(i) Landlord’s Insurance. Within fifteen (15) days after written notice from Tenant to Landlord given from time to time during the Term, Landlord shall notify Tenant of the insurance premium cost (the “Cost Notice”) to Landlord to obtain (i) commercial general liability insurance with limits specified by Tenant covering Landlord (and Tenant as an additional insured) against bodily injury to persons, including death and loss of or damage to real and personal property, and/or (ii) rental loss insurance covering the Base Rent and additional rental payable under this Lease over a one (1) year period. Within fifteen (15) days after receiving the Cost Notice, Tenant may elect to direct Landlord to obtain some or all of such insurance at Tenant’s cost (and in that regard, Tenant shall reimburse Landlord within thirty (30) days after receipt of Landlord’s statement or invoice for the insurance premium cost of obtaining same, which statement or invoice shall be accompanied by reasonable evidence of the amounts owing). A certificate evidencing such insurance coverage shall be delivered to Tenant not less than fifteen (15) days after Tenant’s election to have Landlord obtain such insurance, which certificate of insurance will provide for at least ten (10) days advance notice in the event of cancellation. If Tenant elects to have Landlord obtain such insurance, Tenant may thereafter notify Landlord that Tenant no longer desires Landlord to maintain such insurance at Tenant’s cost, in which case Tenant shall not be obligated to reimburse Landlord for insurance premiums applicable to time periods beyond the expiration date of the applicable policy(ies) obtained by Landlord at Tenant’s request as provided above.

ARTICLE FIVE: USE OF PREMISES

Section 5.1 Permitted Uses. Tenant may use the Premises for some or all of the Permitted Uses set forth in Section 1.6 above.

Section 5.2 Manner of Use. Tenant shall not use the Premises in any way which constitutes a violation of any law, ordinance, or governmental regulation or order regulating the manner of use by Tenant of the Premises or which constitutes a public nuisance; provided, however, that (A) Tenant’s violation of, or failure to comply with, applicable laws regulating Tenant’s employment practices shall not be considered a default under this Section 5.2 unless a governmental entity brings or threatens in writing to bring action against Landlord as a result of such violation or failure; (B) Tenant shall not be deemed in default under this Section 5.2 to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of this Lease; and (C) Tenant’s obligations with respect to Hazardous Materials shall be governed exclusively by Section 5.3. Tenant shall have no obligation to comply with applicable laws to the extent that the particular violation or compliance in question would be remedied or performed, as the case may be, by Landlord’s discharge of its obligations under other specific provisions of the Lease. Tenant shall have the right to contest by appropriate legal proceedings the validity of any law, ordinance, order, rule, regulation or requirement of the nature herein described.

Section 5.3 Hazardous Materials.

(a) Use. Except as (i) used by Tenant to carry out its obligations under the terms of this Lease or (ii) used in connection with Tenant’s intended use of the Premises, Tenant shall not generate, release, store, treat, or dispose of Hazardous Materials on the Premises without the prior written consent of Landlord. With regard to Hazardous Materials that Tenant proposes to use on the Premises for purposes other than those identified in (i) or (ii) above, Landlord shall, taking into account such factors as Landlord may reasonably determine to be relevant, promptly grant or withhold consent to the proposed use of Hazardous Materials. Landlord’s consent shall not be unreasonably withheld. Notwithstanding (i) above, all use by Tenant, Tenant’s subsidiaries and affiliates (“Tenant Affiliates”), Tenant Venturers (as defined in Section 9.5) or Tenant’s representatives, agents, employees, business invitees, consultants, contractors and subtenants (collectively, and including Tenant Affiliates and Tenant Venturers, “Tenant Parties”) of Hazardous Materials on the Premises shall be carried out in strict compliance with applicable federal, state, and local laws, ordinances, and regulations.

(b) Indemnification. Tenant shall indemnify, defend, and hold harmless Landlord from any and all claims of liability asserted against Landlord and Landlord Parties by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release, or threat of release, of a Hazardous Material existing at or emanating from the Premises, to the extent caused by Tenant or Tenant Parties during or prior to the Term of this Lease, or to the extent caused by any third party other than Landlord or Landlord Parties during the Term (provided, however, that Tenant shall have no indemnification obligations, and no liability under this Lease, with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties). Other than those matters for which Tenant is obligated to indemnify Landlord, Landlord shall indemnify, defend, and hold harmless Tenant from and against any and all claims of liability asserted against Tenant by a third party, including without limitation any agency or instrumentality of the federal, state, or local government, for bodily injury, including death of a person, physical damage to or loss of use of property, or cleanup activities (remedial or removal) arising out of or relating to the release or threat of release of any Hazardous Material existing at or emanating from the Premises to the extent caused by Landlord or Landlord Parties during or after the Term of this Lease or to the extent caused by any third party other than Tenant or Tenant Parties with respect to the migration of any Hazardous Material on or under the Premises from adjacent properties. Neither party shall be required to indemnify, defend or hold harmless the other for any Hazardous Material existing at or emanating from the Premises prior to the Term of this Lease due to the acts or omissions of a third party; provided, however, that Landlord and Tenant each shall have the right (and each party shall reasonably cooperate with the other in that regard) to enforce for its own benefit the terms of the environmental indemnification/remediation provisions set forth in or implemented pursuant to (a) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated March 12, 1996, and (b) Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions between Baxter Healthcare Corporation and Tenant dated January 15, 1996 (collectively, the “Environmental Indemnity Agreements”) covering certain existing Hazardous Material contamination and remediation currently taking place at the Premises.

(c) Investigation and Remediation. Tenant shall promptly, at Tenant’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises pertaining to or involving any Hazardous Materials for which Tenant is required to indemnify Landlord as described above. Landlord shall cooperate (at no out-of-pocket cost to Landlord) in any such activities at the request of Tenant. Landlord shall promptly, at Landlord’s expense, take all investigatory and/or remedial action required by governmental entities having jurisdiction for the cleanup of any contamination of the Premises, pertaining to or involving any Hazardous Materials for which Landlord is required to indemnify Tenant as described above. Tenant shall cooperate (at no out-of-pocket cost to Tenant) in any such activities at the request of Landlord, including allowing Landlord and Landlord’s agents to have reasonable access to the Premises at reasonable times in order to carry out Landlord’s investigative and remedial responsibilities.

(d) Definition. For purposes of this Section 5.3, the term “Hazardous Materials” shall mean any dangerous waste, hazardous waste, or hazardous substances as defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 as amended (42 U.S.C. § 9601 et seq.), the Resource Conservation and Recovery Act as amended (42 U.S.C. § 6901 et seq.), or similar state statutes, as amended.

Section 5.4 Landlord’s Access. Subject to the security requirements of Tenant and governmental security regulations, Landlord may enter the Premises at all reasonable times to show the Premises to potential buyers, investors or (during the last 6 months of the Term) tenants, to inspect the Premises, or to discharge Landlord’s obligations as permitted or required under this Lease; provided, however, any such entry into the Premises by Landlord shall be performed in a manner so as not to interfere with Tenant’s use of, or ingress or egress to, the Premises and, at Tenant’s election, shall be in the company of a representative of Tenant. Landlord shall give Tenant at least 48 hours’ prior notice of such entry, except in the case of an emergency. Any work performed in connection with such entry shall be performed in a good and workmanlike manner and with due diligence so as not to interfere with Tenant’s use of the Premises. No work shall result in a diminution of Tenant’s floor area, and Landlord shall not store any materials in the Premises. After completion of any such work, Landlord shall restore the Premises as closely as possible to the condition existing immediately prior to the commencement of such work. Any proprietary information obtained by Landlord as a result of such entry shall be kept strictly confidential.

Section 5.5 Quiet Enjoyment. So long as this Lease is not terminated following a default by Tenant, Landlord covenants that Tenant shall have the right to occupy and enjoy the Premises for the full Lease Term on all the terms and provisions of this Lease.

ARTICLE SIX:

CONDITION OF PREMISES; MAINTENANCE, REPAIRS AND ALTERATIONS

Section 6.1 Existing Conditions. Tenant shall accept the Premises subject to all recorded matters, laws, ordinances, and governmental regulations; provided, however, that Tenant shall have the right to approve in advance any restrictions or encumbrances hereafter placed against the Premises which decrease Tenant’s rights or increase Tenant’s obligations under this Lease, and Landlord shall not place any such restrictions or encumbrances against the Premises without such prior approval by Tenant.

Section 6.2 Landlord’s Obligations. Without limitation on the provisions of Sections 5.2, 5.3, 6.3(b), 6.3(c), Article Seven (Damage or Destruction) and Article Eight (Condemnation), Landlord shall maintain and repair (and replace, as necessary) throughout the Term of this Lease, at Landlord’s expense, all structural elements of the Premises, including without limitation the foundation, structural columns, footings, exterior walls, slab and structural portions of the roof, as well as subterranean elements of the Land (including sinkholes) and re-asphalting (if necessary) of the Parking Area (as opposed to slurry sealing, which shall be Tenant’s responsibility), except to the extent that the need for such maintenance and repairs are caused by the negligence or willful misconduct by Tenant or Tenant Parties, in which case Tenant shall be responsible for such maintenance and repairs except to the extent the same are covered by insurance maintained by Landlord. If Landlord fails to maintain or repair the Premises as required by this Section 6.2 or fails to discharge its obligations under any other provisions of this Lease, Tenant may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Landlord (and Landlord’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), perform such maintenance or repair or other obligation on behalf of Landlord. In such case, Landlord shall reimburse Tenant for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Tenant’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Landlord shall be done in a good and workmanlike manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Landlord shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

Section 6.3 Tenant’s Obligations.

(a) General. Except for Landlord’s obligations under Section 6.2, 6.3(b), 6.3(c) or as provided elsewhere in this Lease, Tenant shall at Tenant’s expense keep all portions of the Premises in good order, condition and repair, including the landscaping, irrigation, Parking Area (including ingress and egress, slurry surfacing, striping, lighting and directional signs), the roof membrane, gutters, drains, HVAC, telecommunications, electrical, mechanical, plumbing, fire sprinklers. If Tenant fails to maintain or repair the Premises as required by this Section 6.3, Landlord may, without limitation on its other rights or remedies, upon ten (10) business days’ prior notice to Tenant (and Tenant’s failure to commence the maintenance or repair in question within such time and thereafter diligently pursue such repair, replacement or maintenance to completion), enter the Premises and perform such maintenance or repair on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair within thirty (30) days after Landlord’s statement or invoice therefore plus an administrative charge of 10% of such invoice amount, which statement or invoice shall be accompanied by reasonable evidence of the amounts owed. All work done by Tenant shall be done in a good and workman like manner, by reputable, licensed and insured contractors, using quality materials and workmanship commensurate with the first class condition of the Premises. In performing such work, but subject to Section 6.3(b) below, Tenant shall be solely responsible for compliance with all Applicable Requirements as defined below, as well as alterations, additions and requirements of the Americans With Disabilities Act, OSHA, and similar State and local requirements, the local Air Quality Management District, requirements of the local building authorities, fire officials, insurance underwriters and all other public entities having jurisdiction.

(b) Capital Expenditures to Comply With New Laws. If applicable laws, covenants or restrictions of record, building codes, regulations and ordinances (“Applicable Requirements”) in effect on the Commencement Date are changed, or if new Applicable Requirements are enacted after the Commencement Date, so as to require during the Term of this Lease the construction of an addition to or an alteration of the Building or Premises or other physical modification of the Building or Premises (“Capital Expenditure”), Landlord and Tenant shall allocate the cost of such work as follows: If such Capital Expenditure is required as a result of the specific and unique use of the Premises by Tenant as compared with uses by tenants in general, Tenant shall be fully responsible for the cost thereof, provided, however that if such

Capital Expenditure is required during the last two (2) years of this Lease and the cost thereof exceeds six (6) months’ Base Rent, Tenant may instead terminate this Lease unless Landlord notifies Tenant, in writing, within ten (10) days after receipt of Tenant’s termination notice that Landlord has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months’ Base Rent. If Tenant elects termination, Tenant shall deliver to Landlord written notice specifying a termination date at least sixty (60) days thereafter. If such Capital Expenditure is not the result of the specific and unique use of the Premises by Tenant (for example, but not limited to, governmentally mandated seismic modifications), then Landlord shall promptly make the Capital Expenditure and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost thereof by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such Capital Expenditure as such useful life is determined by general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time; provided, however, that if such Capital Expenditure is required during the last year of this Lease and if Landlord or Tenant reasonably determines that it is not economically feasible to pay its share thereof, Landlord or Tenant shall have the option to terminate this Lease upon ninety (90) days prior written notice to the other unless the other party commits, in writing, within ten (10) business days after receipt of the termination notice, that it will pay for such Capital Expenditure (however, if Landlord seeks to terminate under the preceding clause, Tenant may exercise its option to extend the Term, if available, within thirty (30) days of Landlord’s notice to prevent such termination). If Landlord does not elect to terminate, and fails to tender its share of any such Capital Expenditure, Tenant may, without limitation on any other rights or remedies, advance such funds and deduct same (together with interest at 5% above the then existing Bank of America, Los Angeles, “prime rate”) from Rent until Landlord’s share of such costs have been fully paid. If the balance of the Rent due and payable for the remainder of this Lease is not sufficient to fully reimburse Tenant on an offset basis, Tenant shall have the right, in addition to any other rights and remedies, to terminate this Lease upon thirty (30) days written notice to Landlord. It is the intent of the parties that the above provisions shall apply only to newly enacted or new changes to Applicable Requirements after the Commencement Date. If, for example, Tenant elects to make modifications to the Premises which trigger the requirement that additional modifications be made to comply with ADA requirements existing on the Commencement Date, such additional modifications would not be the result of newly enacted or new changes to Applicable Requirements and thus would be the responsibility of Tenant.

(c) Replacement of Basic Elements. Subject to the later provisions hereof, Tenant’s obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in as good operating order and condition as on the Commencement Date, ordinary wear and tear, casualty and condemnation excepted. As used herein, the term “Basic Elements” shall mean all of the Building’s basic systems and equipment, including, without limitation, (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof membrane, covering and drains, (vi) electrical systems, (vii) plumbing systems, (viii) mechanical systems, if any, and (ix) life-safety systems. If any of the Basic Elements require repair but cannot be repaired other than at a cost which in is excess of 25% of the cost of replacing such Basic Element, then such Basic Element shall be replaced by Landlord, and the cost thereof shall be prorated between Landlord and Tenant and Tenant shall only be obligated to pay, each month during the remainder of the then existing Term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is the number of months of the useful life of such replacement as such useful life as determined in accordance with general accepted real estate accounting practices (in no event less than 10 years), with Tenant reserving the right to prepay its obligation at any time.

Section 6.4 Alterations, Additions, and Improvements. Tenant shall not make any alterations, additions, or improvements to the Premises (“Alterations”) without Landlord’s prior written consent, which consent shall not be unreasonably withheld, except that Landlord’s consent shall not be required for non-structural Alterations (including, without limitation, painting, carpeting, moving low voltage communications cables and any other non-structural Alterations) which cost in the aggregate for any one project less than One Hundred Thousand Dollars ($100,000) and which do not materially adversely affect the Building systems or the Building structure. All Alterations shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations. All Alterations done by Tenant shall be done in a good and workmanlike manner by duly licensed and insured contractors and in compliance with all laws. Tenant shall give Landlord at least ten (10) days prior written notice of the expected work commencement date of any Alterations which require Landlord’s consent.

Section 6.5 Condition upon Termination. Upon termination of this Lease, Tenant shall surrender the Premises to Landlord, broom clean and in substantially the same condition as on the Commencement Date (or, if Tenant has extended the Term, in the same condition as on the commencement of the most recent Option Term, as applicable), except for (i) ordinary wear and tear, (ii) damage due to casualty or condemnation, (iii) damage or matters which are Landlord’s obligation to repair under this Lease, and (iv) Alterations which Landlord is not entitled to require Tenant to remove as described below (all or some of which Tenant may elect to leave at the Premises or shall be entitled to remove at the end of the Term). In addition, Tenant shall remove from the Premises within 30 days after expiration of the Term (and shall continue to be liable for rent until such items are removed and possession of the Premises is restored to Landlord as required herein) all of Tenant’s furniture, trade fixtures, machinery and equipment, furnishings, signs, inventory and any and all other items of personal property including, without limitation, any materials or equipment that Tenant has installed for use in connection with Tenant’s business processes (such as intercom systems, security systems, computer equipment, table or floor lamps, microwave ovens, refrigerators, stand-alone heaters or fans, knitting machines and equipment, teleconferencing systems, telecommunication equipment, electrical devices and the like (collectively, the “FF&E”). Notwithstanding the foregoing, in no event shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord’s property) without replacing the same with materials or equipment of equal or better quality: power wiring or power panels; inset or recessed lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners and other heating or air conditioning equipment that are not portable; plumbing or sanitary equipment; or fencing or security gates. Landlord may require Tenant to remove Alterations installed by Tenant during the Term if, and only if, Landlord’s consent was required for such Alterations during the Term and Landlord informed Tenant in writing at the time of such consent that Landlord would require removal of same at the end of the Term. All Alterations, if any, which Landlord is permitted to require Tenant to remove hereunder but which Landlord does not require Tenant to remove (and which Tenant does not otherwise elect to remove) shall become Landlord’s property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease. Tenant shall repair, at Tenant’s expense, any damage to the Premises caused by Tenant’s removal of Alterations and FF&E; provided, however, that Tenant shall not be required to repaint the Premises or patch immaterial wall or floor penetrations.

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

Section 7.1 Landlord’s Obligation to Rebuild. If the Premises or any portion thereof is damaged or destroyed by fire or other casualty (a “Casualty”), Tenant shall as soon as reasonably practicable thereafter give notice thereof to Landlord, and Landlord shall thereafter repair the Premises as set forth in Section 7.5 unless Landlord or Tenant has the right to terminate this Lease as hereinafter provided and Landlord or Tenant elects to so terminate.

Section 7.2 Landlord’s Right to Terminate. Landlord shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) insurance proceeds (together with any additional amounts Tenant elects, at its option, to contribute) are not available to Landlord to pay the cost to repair the Premises, (ii) Landlord’s independent architect determines that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials not caused by Landlord, earthquake faults and other similar dangers) within 360 days after the date of such Casualty, or (iii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and an independent architect selected by Landlord and reasonably approved by Tenant (“Landlord’s Architect”) determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) such damage will require more than sixty (60) days to repair. If Landlord elects to terminate this Lease following a Casualty pursuant to this Section 7.2, Landlord shall give Tenant written notice of its election to terminate within thirty (30) days after Landlord has knowledge of such Casualty, and this Lease shall terminate effective as of the date of such notice; provided, however, that Tenant may nevertheless elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Premises and shall pay the cost of such repairs, except that Landlord shall deliver to Tenant on a commercially reasonable construction draw basis any insurance proceeds received by Landlord or Landlord’s Lender for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord’s termination notice.

Section 7.3 Tenant’s Right to Terminate. Tenant shall have the right to terminate this Lease following a Casualty if any of the following occurs: (i) Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that the Premises cannot, with reasonable diligence, be repaired by Landlord to a substantially similar condition as existed prior to such Casualty (or cannot be safely repaired because of the presence of hazardous factors, including, but not limited to, Hazardous Materials, earthquake faults and other similar dangers) within 360 days after the date of such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises, or (ii) the Premises is destroyed or materially damaged during the last twelve (12) months of the Lease Term and Landlord’s Architect determines (which determination shall be made and forwarded to Tenant promptly after such Casualty) that such damage will require more than sixty (60) days to repair, or (iii) the Premises are not actually repaired by Landlord to a substantially similar condition as existed prior to such Casualty within 380 days following such Casualty and the Casualty materially adversely impacts Tenant’s use of a material portion of the Premises. If Tenant elects to terminate this Lease following a Casualty pursuant to this Section 7.3, Tenant shall give Landlord written notice of its election to terminate within thirty (30) days after receipt of

Landlord’s Architect’s determination (or within 30 days of the applicable restoration period should Landlord fail to complete repairs during such period), and this Lease shall terminate as of the date of such notice of election to terminate.

Section 7.4 Effect of Termination. If this Lease is terminated following a Casualty pursuant to Section 7.2 or Section 7.3, Landlord shall, subject to the rights of its lenders, be entitled to receive and retain all the insurance proceeds resulting from or attributable to such Casualty, except that any insurance proceeds payable under policies obtained by Tenant which specifically insure Tenant’s personal property or removable Alterations or any other improvements that Tenant was entitled to remove at the end of the Term shall be paid to Tenant. If neither Landlord nor Tenant elect to terminate this Lease in accordance with the terms and conditions set forth herein, this Lease will continue in full force and effect, and Landlord shall, as soon as reasonably practicable following notice of the Casualty and receipt of the amounts set forth in clause (i) of Section 7.2, commence the process of obtaining necessary permits and approvals for the repair of the Premises, and shall commence such repair and prosecute the same diligently to completion as soon thereafter as is practicable.

Section 7.5 Scope of Obligation to Repair. Landlord’s obligation, should it elect or be obligated to repair the Premises following a Casualty, shall be limited to the Premises insured by Tenant under this Lease. The reasonable determination in good faith by Landlord’s Architect of or relating to the estimated time period required for repair or the interference with or suitability of the Premises for Tenant’s use or occupancy shall be conclusively presumed correct for purposes of this Article Seven.

Section 7.6 Temporary Reduction of Rent. If the Premises is destroyed or damaged and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Article Seven, all Rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree to which Tenant’s use of the Premises is impaired until the Premises are again ready for Tenant’s business operations; provided, however, that the foregoing Rent abatement shall apply only to the extent of proceeds received by Landlord from rental loss or rental interruption insurance unless the Casualty is caused by Landlord’s negligence or Landlord is in violation of Landlord’s obligations to repair or restore the Premises following the Casualty.

Section 7.7 Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a Tenant the right to terminate a lease in the event of the substantial or total destruction of the leased Premises. Tenant agrees that the provisions of this Article Seven shall govern the rights and obligations of Landlord and Tenant in the event of any damage or destruction to the Premises by a Casualty.

ARTICLE EIGHT: CONDEMNATION

If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain (including any portion of the Premises which substantially interferes with Tenant’s ingress to or egress from the Premises) and cannot be restored so as not to materially interfere with Tenant’s use of the Premises, or sold under threat of a taking, either Tenant or Landlord may terminate this Lease effective as of the earlier of (i) the date possession is required to be surrendered to the authority, or (ii) the date actual possession is delivered to the authority. In addition, in the event (i) title to a portion of the Premises is taken or sold under threat of a taking and (ii) Landlord elects to restore the Premises in such a way as to alter the Premises materially or in such a way as to materially interfere with Tenant’s use of the Premises, Tenant may terminate this Lease, by written notice to Landlord, effective on the date of vesting of title. If Tenant has not elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of the condemnation award, proceed to restore the Premises to substantially its condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, or access or reasonable use of which, Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of any award for Landlord’s interest in the Premises. Notwithstanding the foregoing sentence, Tenant may assert a claim against the taking authority, but not against Landlord, for the taking of Tenant’s leasehold interest, options, personal property, fixtures and any other rights of property of Tenant, or for relocation or business interruption expenses recoverable from the taking authority.

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

Section 9.1 Landlord’s Consent Required. No portion of the Premises or of Tenant’s interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant (collectively, a “Transfer”), without Landlord’s prior written consent (except as provided in Section 9.2 below), which consent shall not be unreasonably withheld, conditioned or delayed, as described in Section 9.4 below.

Section 9.2 Tenant Affiliate. Tenant may effect a Transfer, without Landlord’s consent, to any entity which controls, is controlled by or is under common control with Tenant, or to any entity resulting from the merger of or consolidation with Tenant or acquiring all or substantially all of the assets of Tenant, or to any entity in which Tenant or its parent or affiliate maintains at least a 25% ownership interest (“Tenant’s Affiliate”).

Section 9.3 No Release of Tenant. No Transfer permitted by this Article Nine, whether with or without Landlord’s consent, shall release Tenant or change Tenant’s primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord’s acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one Transfer is not a consent to any subsequent Transfer.

Section 9.4 Landlord’s Consent. Tenant’s request for consent to any Transfer described in Section 9.1 shall set forth in writing the details of the proposed Transfer including the name, business of the prospective transferee, the prospective transferee’s financial statements and the basic leasing details of the proposed Transfer (e.g., the term of and the rent and security deposit). Landlord shall have the right to withhold consent, if reasonable, or to grant consent, within ten (10) days after receipt of such request (failing which, Landlord’s consent shall be deemed to have been given). If Landlord does not consent, Landlord shall provide detailed reasons for its disapproval. The parties hereby agree that the only reasonable reasons under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer are where one or more of the following apply: (i) the transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Premises; or (ii) the transferee intends to use the subject space for purposes which are not permitted under this Lease or (iii) the transferee, in Landlord’s reasonable judgment, does not have sufficient financial resources to discharge its obligations under the Lease on an ongoing basis.

Section 9.5 Permitted Occupants. Provided Tenant complies with the Permitted Occupant Conditions (as defined below), then, notwithstanding anything to the contrary set forth in this Lease, Tenant shall have the right to allow employees of one or more entities with whom Tenant has a business relationship (“Tenant Venturers”) to use designated portions of the Premises without execution and approval by Landlord of a separate sublease for such use. The “Permitted Occupant Conditions” shall mean all of the following: (a) the permitted occupants shall only be employees of a Tenant Venturer, (b) such occupants shall use, in the aggregate at any one time, no more than 5,000 square feet of the Premises, (c) such use shall be on a temporary basis, and, in any event, no such occupant shall have the right to use the Premises for more than six (6) consecutive months, (d) Tenant shall provide Landlord with prior written notice of the intended presence on the Premises of any such occupants, (e) the Tenant Venturer employing such permitted occupants shall provide Landlord with satisfactory evidence of insurance covering the activities of their respective employees within the Premises, and (f) such right to use the Premises shall at all times be subordinate to the Lease.

ARTICLE TEN: DEFAULTS; REMEDIES

Section 10.1 Tenant Defaults. Tenant shall be in material default (“Default”) under this Lease:

(a) If Tenant fails to pay rent or any other charge within five (5) business days after the date due and such failure continues for five (5) business days after written notice of such failure; or

(b) If Tenant fails to perform any of Tenant’s non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30)-day period and thereafter diligently pursues its completion; or

(c) If a “Default” occurs and is continuing under Section 10.1 of any of the other leases between Landlord and Tenant entered into concurrently with this Lease for adjacent premises located at 17572, 17622 and 17522 Armstrong Avenue, Irvine, California (the “Other Leases”), unless Landlord hereunder is not at that time the landlord of the Other Lease under which the Default occurred.

Section 10.2 Remedies. During the continuance of a Default by Tenant as described in Section 10.1, Landlord may, at any time thereafter, upon statutory notice to Tenant:

1. Terminate Tenant’s right to possession of the Premises. No act by Landlord other than giving notice of termination to Tenant pursuant to this Section 10.2.1. or the other termination rights granted by Landlord hereunder shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord’s initiative to protect Landlord’s interest under this Lease shall not constitute a termination of Tenant’s right to possession. On termination, Landlord has the right to recover from Tenant:

(a) The worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease;

(b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

(c) The worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

(d) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s Default.

“The worth, at the time of the award,” as used in subsections a, b and c, above, is to be computed by utilizing a discount rate of ten percent (10%) per annum and calculating the present value of the applicable rent to be paid over the applicable period.

2. Utilize the remedy described in California Civil Code section 1951.4 (which says landlord may continue the lease in effect after a tenant’s breach and abandonment and recover rent as it becomes due, if tenant has the right to sublet or assign subject to reasonable limitations). If an abandonment of the Premises by Tenant occurs or if Landlord elects to reenter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided above, Landlord may from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for the Term on terms and conditions as Landlord in its commercially reasonable discretion may deem advisable. If Landlord elects to so relet, then rentals received by Landlord from that reletting shall be applied: first, to the payment of any indebtedness other than rent due under this Lease from Tenant to Landlord; second, to the payment of any reasonable cost of such reletting; third, to the payment of the reasonable cost of any alterations and repairs to the Premises that are Tenant’s obligation under this Lease; fourth, to the payment of rent due and unpaid under this Lease; and the residue, if any, shall be held by Landlord and applied to payment of future rent as the same may become due and payable under this Lease. Should that portion of such rentals received from such reletting during any month, which is applied to the payment of rent under this Lease, be less than the rent payable during that month by Tenant under this Lease, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly.

3. Landlord may, during the continuance of a Default by Tenant, cure the Default at Tenant’s cost provided Tenant is given notice and time to cure the Default and Landlord provides an additional notice that Landlord intends to cure Tenant’s Default under this Section 10.2(3). If Landlord cures Tenant’s Default after such notice by paying any sum or doing any act that was Tenant’s obligation under this Lease, the amount paid by Landlord (or the reasonable cost incurred by Landlord in performing the act) shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

Section 10.3 Cumulative Remedies; Mitigation. Landlord’s exercise of any right or remedy shall not prevent it from exercising any other right or remedy. Landlord shall use commercially reasonable efforts to mitigate damages in the event of a Default by Tenant under this Lease. In no event shall Landlord or Landlord Parties or Tenant or Tenant Parties be liable to the other for any consequential, punitive or other so-called “special” damages under this Lease.

Section 10.4 Landlord’s Defaults.

(a) General. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall be in default in the performance of any obligation required to be performed by Landlord pursuant to this Lease if (i) in the event a failure by Landlord is with respect to the payment of money, Landlord fails to pay such unpaid amounts within five (5) business days of written notice from Tenant that the same was not paid when due; or (ii) in the event a failure by Landlord is other than (i) above, Landlord fails to perform such obligation within a reasonable time period with the expenditure of diligent efforts, but in no event more than thirty (30) days after the receipt of written notice from Tenant specifying Landlord’s failure to perform; provided, however, if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default under this Lease if Landlord commences such performance within such thirty (30) day period and thereafter diligently pursue the same to completion. Upon any such default by Landlord under this Lease, Tenant may exercise any of its rights provided in this Lease or at law or in equity. Any notice provided by Tenant pursuant to this Section 10.4(a) shall not be effective unless it is substantially concurrently delivered to the last known address of Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant). In no event shall Tenant be entitled to terminate this Lease as a result of a default of Landlord unless the default materially and adversely impacts Tenant’s ability to use a material portion of the Premises for its business operations and Tenant has first given written notice of intent to terminate to Landlord’s Lender (provided that the name and notice address of Landlord’s Lender were previously provided to Tenant) offering such Lender an additional 30 days beyond the notice and cure period granted to Landlord under this Lease, if any, in which to cure Landlord’s default.

(b) Abatement of Rent. In the event that Tenant is prevented from using the Premises or any material portion thereof (meaning that Tenant is unable to use that portion of the Premises in the normal course of its business) as a result of (i) any repair, maintenance or alteration negligently performed by Landlord, or which Landlord failed to perform, as required by this Lease; or (ii) the presence of, or cleanup or remediation activities in connection with, Hazardous Materials brought on the Premises by Landlord or a Landlord Party; or (iii) cessation of utilities or services caused by Landlord’s negligence or willful misconduct (any such set of circumstances as set forth in items (i) through (iii), above, to be known as an “Abatement Event”), then Tenant shall give Landlord written notice of such Abatement Event, and if such Abatement Event continues for two (2) consecutive business days after such notice, or occurs for ten (10) non-consecutive business days in a twelve (12) month period (in either of such events, the “Eligibility Period”), then the Base Rent and Additional Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using the Premises, or a portion thereof, in the proportion that the floor area of the portion of the Premises that Tenant is prevented from using (“Unusable Area”), bears to the total floor area of the Premises. If Landlord has not cured such Abatement Event within one hundred eighty (180) days after receipt of written notice from Tenant, Tenant shall have the right to terminate this Lease during the first ten (10) business days of each calendar month following the end of such 180-day period until such time as Landlord has cured the Abatement Event, which right may be exercised only by delivery of thirty (30) days’ notice to Landlord and Landlord’s Lender (provided such Lender’s name and notice address were previously provided to Tenant) (the “Abatement Event Termination Notice”) during such ten (10) business-day period, and shall be effective as of a date set forth in the Abatement Event Termination Notice (the “Abatement Event Termination Date”), which Abatement Event Termination Date shall not be less than thirty (30) days, and not more than one (1) year, following the delivery of the Abatement Event Termination Notice. Tenant’s Abatement Event Termination Notice shall be null and void (but only in connection with the first notice sent by Tenant with respect to each separate Abatement Event) if Landlord or Landlord’s Lender(s) cures such Abatement Event within such thirty (30) day period following receipt of the Abatement Event Termination Notice.

ARTICLE ELEVEN: LENDERS

Section 11.1 Subordination, Non-Disturbance and Attornment. Landlord shall deliver to Tenant concurrently with the closing under the Purchase Agreement fully executed commercially reasonable non-disturbance agreement(s) (“SNDA’s”) in favor of Tenant from all existing ground lessors, mortgage holders or lien holders of Landlord, including Landlord’s Lender (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the SNDA’s are delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately), and, thereafter, Landlord shall deliver SNDA’s from all such parties who later come into existence with respect to the Premises or any portion thereof at any time prior to the expiration of the Term. Such commercially reasonable SNDA’s shall not modify the provisions of this Lease, shall include the obligation of any such ground lessor, mortgage holder, lien holder or successor landlord, upon taking title to the Premises, and so long as a Default by Tenant is not continuing, to not disturb Tenant’s right of possession of the Premises in accordance with the Lease, to recognize and accept all of Tenant’s rights under the Lease, including the right to offset certain amounts against Rent due hereunder, and to assume all of Landlord’s continuing obligations under this Lease as set forth herein. Subject to Tenant’s receipt of the SNDA’s described above, this Lease shall be subject and subordinate to all present and future ground or underlying leases of the Premises and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Premises or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto. Subject to Tenant’s receipt of the SNDA’s described above, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease. Subject to Tenant’s receipt of the SNDA’s described herein, Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.

Section 11.2 Estoppel Certificates. Within ten (10) business days following a request in writing by Landlord or Tenant, Tenant or Landlord, as the case may be, shall execute, acknowledge and deliver to the requesting party (the “Requesting Party”) an estoppel certificate in such commercially reasonable form as may be required by the Requesting Party, indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information regarding the status of the Lease reasonably requested by the Requesting Party. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Premises or by any assignee, sublessee or leasehold mortgagee, as the case may be. Landlord or Tenant, as the case may be, shall execute and deliver whatever other instruments may be reasonably required for such purposes.

ARTICLE TWELVE: LEGAL COSTS

In the event of any arbitration or suit under this Lease, reasonable attorneys’ fees and costs shall be awarded by a court or arbitrator to the prevailing party (as determined by the trier of fact) and are to be included in any judgment or award. In addition, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in enforcing any judgment arising from a suit or arbitration under this Lease including but not limited to post judgment motions, contempt proceedings, garnishment, levy and debtor and third party examinations, discovery and bankruptcy litigation, without regard to schedule or rule of court purporting to restrict such award. This post judgment or award of attorneys’ fees and costs provision shall be severable from any other provisions of this Lease and shall survive any judgment/award on such suit or arbitration and is not to be deemed merged into the judgment/award or terminated with the Lease. For the purpose of this provision, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of legal counsel (including external counsel and, to the extent fulfilling functions of an attorney at law, excluding de minimis administrative activities of, in-house counsel) to the parties hereto, which include printing, photocopying, duplicating, mail, overnight mail, messenger, court filing fees, cost of discovery, fees billed for law clerks, paralegals, investigators and other persons not admitted to the bar but performing services under the supervision or direction of an attorney. For the purpose of determining in-house counsel fees, the same shall be considered as those fees normally applicable to a partner in a law firm with like experience in such field.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

Section 13.1 Landlord’s Liability. Any Landlord who transfers in a bona fide transaction its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer and after receipt by Tenant of the written assumption of all of Landlord’s obligations under this Lease by the transferee; provided, however, that the foregoing shall not relieve a transferring Landlord of responsibility for defaults by such transferring Landlord existing prior to the date of such transfer. However, each Landlord shall deliver to its transferee all funds (including the Security Deposit) that Tenant previously paid to or deposited with Landlord if such funds have not yet been applied or returned under the term of this Lease. Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord’s interest in the Premises and the rents, profits, sale/financing proceeds and insurance proceeds therefrom, and in the assets of Landlord, but Landlord’s partners, shareholders, officers or other principals shall have no personal liability under this Lease.

Section 13.2 Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

Section 13.3 Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in the reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other.

Section 13.4 Incorporation of Prior Agreements. This Lease is the only agreement between the parties pertaining to the lease of the Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

Section 13.5 Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the Premises and the address for notice set forth in Article One. Notices to Landlord shall be delivered to the address for notice set forth in Article One. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

Section 13.6 Waivers. All waivers must be in writing and signed by the waiving party. Landlord’s failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord, Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

Section 13.7 Memorandum of Lease. Landlord shall deliver to Tenant concurrently with the execution of this Lease a properly executed and notarized memorandum of this Lease to be recorded against the Premises in the form attached hereto as Exhibit “C” (the “Memorandum of Lease”) (and such delivery shall be a condition precedent to Tenant’s obligation to commence payment of rent under this Lease; provided, however, that once the Memorandum of Lease is delivered, rent, payable retroactively from the Commencement Date, shall be paid immediately). Tenant shall pay any transfer costs or recording fees in connection therewith.

Section 13.8 Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However, Landlord shall have no obligation to Tenant’s successor unless the rights or interests of Tenant’s successor are acquired in accordance with the terms of this Lease. The laws of the State of California, without regard to conflicts of law, shall govern this Lease. Each of the parties voluntarily submits to the jurisdiction of the courts of the State of California, and to exclusive venue in Orange County, California.

Section 13.9 Authority. Each person signing this Lease on behalf of Landlord and Tenant represents and warrants that he has full authority to do so and that this Lease binds the entity on whose behalf he or she is signing.

Section 13.10 Force Majeure. If Landlord or Tenant cannot perform any of its obligations due to events beyond such party’s control (other than the payment of money), the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond a party’s control include, but are not limited to, acts of God, war, civil commotion, terrorism, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, governmental regulation or restriction and weather conditions.

Section 13.11 Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. This Lease shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

Section 13.12 Survival. All representations and warranties of Landlord and Tenant shall survive the termination of this Lease.

Section 13.13 Duty To Act Reasonably. Except as specifically set forth in this Lease to the contrary, any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action or exercise discretion, or grants Tenant or Landlord the right to make allocations or other determinations, Landlord and Tenant shall act reasonably and in good faith.

Section 13.14 No Brokers. Landlord and Tenant each represent and warrant to the other that they have employed no broker and/or finder in connection with this Lease, or any other documents or matters relating to the Premises. In the event any claim, demand, or cause of action for brokerage and/or finder’s fees is asserted against a party to this Lease who did not request such services, the party through whom the broker or finder is making the claim shall protect, indemnify, defend and hold harmless the other party from and against any and all claims, demands and causes of action.

FOURTEEN: OTHER AGREEMENTS OF LANDLORD AND TENANT

Section 14.1 Signs. Tenant shall have the exclusive right to use, install and maintain exterior Building signs and/or monument signs at the Premises identifying its business provided such signs shall comply with all applicable local and state laws, rules, and regulations.

Section 14.2 Confidentiality Landlord acknowledges that the contents of this Lease and any related documents are confidential information. Landlord shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Landlord’s partners, administrators, consultants, financial, legal, and space planning consultants or a prospective or current purchaser, mortgagee, or ground or underlying lessor of the Building or the Project, and except as required by applicable law or in connection with a dispute or litigation hereunder or as required by a subpoena. Any press releases or announcements made in connection with the contents of this Lease and/or any related documents shall be subject to the prior approval of Tenant.

Section 14.3 Telecommunication Equipment. At any time during the Lease term, Tenant may, upon notice to Landlord, install, at Tenant’s sole cost and expense,

telecommunication equipment upon the roof of the Building, without the payment of any additional charge, and Tenant shall have exclusive use of the roof of the Building. Tenant and Tenant’s service providers may use existing ducts and conduits as reasonably necessary to connect telephone and other communications services to the Premises, without any additional charge or fee. Tenant may also install, maintain, replace, remove or use, without any additional charge or fee therefor, any communications or computer wires and cables in or serving the Premises. Notwithstanding the foregoing, any damage resulting to the roof or any other portion of the Premises from Tenant’s or Tenant’s service providers’ installation of such telecommunication equipment shall be the sole responsibility of Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first written above.

“LANDLORD”

JS SJK L.P., a California limited liability company

By:

Its:

“TENANT”

ST. JOHN KNITS, INC.

By:

Its:

Exhibit “A”

Legal Description

[to be attached]

Exhibit B

Base Rent Increase Examples

Example 1

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 110

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $41,250 (110/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,250.

Example 2

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 120

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $45,000 (120/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is capped at $41,363.25.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor does not apply.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $41,363.25.

Example 3

Monthly Base Rent in effect immediately prior to Rental Adjustment Date (“Comparison Base Rent”): $37,500

Index in effect on the date on which payment of the Comparison Base Rent began (the “Comparison Date”): 100

Index in effect at end of month in which Rental Adjustment Date occurs (normally, 30 months after the Comparison Date): 105

New Monthly Base Rent to be paid until next Rental Adjustment Date (ignoring floor or cap addressed below): $39,375 (105/100 * $37,500)

4% annual, cumulatively compounded, cap on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $41,363.25. Cap does not apply.

2.5% annual, cumulatively compounded, floor on monthly Base Rent increase (assuming a 30 month Rental Adjustment Period): $39,887.88. Floor now applies, so new Monthly Base Rent to be paid until next Rental Adjustment Date is $39,887.88.

New Monthly Base Rent to be paid until next Rental Adjustment Date: $39,887.88.

Exhibit C

Form of Memorandum of Lease

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Dean Dunn-Rankin, Esq. Hewitt & O’Neil LLP 19900 MacArthur Blvd, Suite 1050 Irvine, CA 92612
(SPACE ABOVE THIS LINE FOR RECORDER’S USE)

MEMORANDUM

THIS MEMORANDUM OF LEASE (this “Memorandum”), dated as of the              day of                     , 2004, is made by and between ST. JOHN KNITS, INC., a California corporation (“Tenant”) and JS SJK L.P., a California limited liability company (“Landlord”).

R E C I T A L S

A. Landlord is the fee simple title owner of that certain property commonly known as                     , legally described on Exhibit A attached hereto and made a part hereof (the “Premises”).

B. Landlord and Tenant have entered into that certain Lease Agreement dated as of                     , 2004 (the “Lease”), pursuant to which Landlord has agreed to lease to Tenant the Premises upon the terms and conditions set forth in the Lease.

C. Landlord and Tenant desire to set forth certain terms and provisions contained in the Lease in this Memorandum for recording purposes.

NOW, THEREFORE, for and in consideration of the rents reserved and the covenants and conditions set forth in the Lease, Landlord and Tenant do hereby covenant, promise and agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed to them in the Lease.

2. Grant of Lease. Pursuant to the Lease and this Memorandum, Landlord demises and leases to Tenant and Tenant leases from Landlord the Premises upon the terms and conditions set forth in the Lease.

3. Commencement Date. The Term of the Lease shall commence on the date specified in the Lease.

4. Expiration Date. The Term of the Lease shall expire, unless sooner terminated or unless extended or renewed as provided therein, at the end of the first full month occurring one hundred eighty (180) months after the Commencement Date.

5. Rent. The Rent due and payable from Tenant to Landlord for the Term of the Lease and any extension term shall be determined and shall be payable pursuant to the terms and provisions of the Lease.

6. Options to Extend. Tenant has three (3) options to extend the Term of the Lease for consecutive terms of sixty (60) months each and one (1) additional option to extend the Term of the Lease for a term of fifty-nine (59) months, subject to and on the terms and conditions set forth in the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum as of the date first written above.

LANDLORD:	TENANT:
JS SJK L.P., a California limited liability company	St. John Knits, Inc.

By:	By:
Name:	Name:
Title:	Title:

STATE OF ________	)
)
COUNTY OF _______	)

I, the undersigned, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that                                                                                                                personally known to me to be the                                          of                                                                                                                a                                                                   corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such                                 , signed and delivered the said instrument, pursuant to authority, given by the Board of Directors of said corporation as                                  free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

GIVEN under my hand and official seal this              day of                     , 20    .

Notary Public

My commission expires:

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

EXHIBIT “F”

FORM OF REA

[to be attached]